As filed with the U.S. Securities and Exchange Commission on November 25, 2025.
Investment Company Act of 1940 File No.: 811‑23161
Securities Act of 1933 File No.: 333‑212032

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	☒

Pre‑Effective Amendment No.	☐

Post-Effective Amendment No. 115	☒

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 118	☒
(Check appropriate box or boxes)

Nushares ETF Trust
(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive
Chicago, IL 60606	(312) 917-7700
(Address of Principal Executive Offices, Zip Code)	(Registrant’s Telephone Number, including Area Code)

Diana R. Gonzalez Vice President and Secretary 8500 Andrew Carnegie Boulevard Charlotte, NC 28262 (Name and Address of Agent for Service)	Copy to: Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603	and W. John McGuire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave, NW Washington, DC 20004
It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☐	On (date) pursuant to paragraph (a)(1)

☒	On November 28, 2025 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exchange-Traded Funds	28 November 2025

Fund Name	Listing Exchange	Ticker Symbol

Nuveen Enhanced Yield U.S. Aggregate Bond ETF	NYSE Arca, Inc.	NUAG
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	NYSE Arca, Inc.	NUSA
Nuveen ESG High Yield Corporate Bond ETF	NYSE Arca, Inc.	NUHY
Nuveen ESG U.S. Aggregate Bond ETF	NYSE Arca, Inc.	NUBD

Prospectus
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1 Fund Summaries 2
Nuveen Enhanced Yield U.S. Aggregate Bond ETF 2
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF 8
Nuveen ESG High Yield Corporate Bond ETF 15
Nuveen ESG U.S. Aggregate Bond ETF 22
Section 2 Additional Detail About the Funds’
Strategies, Holdings and Risks 29
Investment Objectives and Principal Investment Strategies 29
Portfolio Holdings 30
Disclosure of Portfolio Holdings 33
Risks 33
Section 3 Fund Management 46
Who Manages the Funds 46
Management Fees 47
Section 4 Investing in the Funds 48
Purchase and Sale of Fund Shares 48
Purchase and Redemption of Creation Units 49
Distributor 49
Distribution and Service Payments 50
Frequent Trading 51
Section 5 General Information 52
Dividends and Distributions 52
Taxes 52
Net Asset Value 56
Premium/Discount Information 56
Fund Service Providers 57
Index Provider 57
Listing Exchange 59
Section 6 Financial Highlights 60

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Section 1 Fund Summaries
Nuveen Enhanced Yield U.S. Aggregate Bond ETF
Investment Objective
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the ICE BofA Enhanced Yield U.S. Broad Bond Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.18%[1]
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.19%[1]

[1]	Restated to reflect a reduction in the Fund’s contractual management fee effective May 1, 2025.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of its Index. The Index is designed to broadly capture the U.S. investment grade fixed income market, as represented by the ICE BofA U.S. Broad Market Index (the “Base Index”). Unlike the Base Index, the Index does not weight component securities by market capitalization. Instead, the Index first assigns component securities from the Base Index into a variety of categories based upon asset class, sector, credit quality, duration and maturity. The Index then employs a rules-based methodology to allocate higher weights to categories with the potential for higher yields than the Base Index while seeking to maintain risk and credit quality at levels similar to those of the Base Index by limiting the amount of deviation between the two indices with respect to sector and category weights, tracking error, duration, and turnover. After the Index assigns a weight to each category (negative weights for a category are not permitted), individual component securities within each category are weighted based on their relative market capitalizations. The Base Index and Index are both rebalanced and reconstituted on a monthly basis. As of October 31, 2025, the Index was comprised of 11,624 securities.
The Index draws from the universe defined by the Base Index, which consists of U.S. dollar-denominated, investment grade taxable debt securities with fixed rate coupons that have at least one year to final maturity. The Index is principally

2	Section 1 Fund Summaries

comprised of U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and U.S. dollar-denominated debt securities issued by corporations that are publicly offered for sale in the United States.
The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally invests in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The Fund reconstitutes and rebalances its holdings monthly in response to the monthly Index reconstitution and rebalance. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.
The Fund may use an investment strategy called “dollar rolls” (also referred to as “mortgage rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.
Under normal market conditions, the Fund will (i) invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed income securities and (ii) invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. dollar-denominated securities that are publicly offered for sale in the United States.
Under normal market conditions, the Fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in component securities of the Index. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Section 1 Fund Summaries	3

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates. These transactions are subject to the risk that the counterparty to the transaction may not, or may be unable to, perform in accordance with the terms of the instrument.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.
Index Provider Risk—There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of

4	Section 1 Fund Summaries

trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Mortgage- and Asset-Backed Securities Risk—Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government (i.e., non-agency mortgage-backed securities) are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. The Fund’s use of a representative sampling strategy to achieve its investment objective may also result in increased tracking error. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will

Section 1 Fund Summaries	5

fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Annual Total Return*
*Year-to-date total return as of September 30, 2025 was 6.36%.
During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 7.42%
and -6.49%, respectively, for the quarters ended December 31, 2023 and March 31, 2022.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with the ICE BofA U.S. Broad Market Index, which is a broad measure of domestic bond market performance, and the Index. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

6	Section 1 Fund Summaries

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	5 Years	Since Inception
NUAG (return before taxes)	09/14/16	2.29%	(0.17)%	1.11%
NUAG (return after taxes on distributions)		0.49%	(1.55)%	(0.30)%
NUAG (return after taxes on distributions and sale of Fund shares)		1.35%	(0.70)%	0.25%
ICE BofA U.S. Broad Market Index
(reflects no deduction for fees, expenses or taxes)		1.47%	(0.34)%	0.95%
ICE BofA Enhanced Yield U.S. Broad Bond Index
(reflects no deduction for fees, expenses or taxes)		2.61%	0.04%	1.46%

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Teachers Advisors, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Rui (Vivian) Liu, CFA	Senior Director	November 2021
James Tsang, CFA	Senior Director	November 2021
Purchase and Sale of Fund Shares
The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Section 1 Fund Summaries	7

Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF
Investment Objective
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Bloomberg MSCI 1-5 Year Aggregate ESG Select Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.15%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$15
3 Years	$48
5 Years	$85
10 Years	$192

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of its Index. The Index utilizes certain environmental, social, and governance (“ESG”) criteria to select from the securities included in a modified version of the Bloomberg 1-5 Year U.S. Aggregate Bond Index (the “Base Index”), which is designed to broadly capture the 1-5 year U.S. investment grade, taxable fixed income market. The Index is maintained by Bloomberg Index Services Limited (“Bloomberg”) pursuant to an agreement between Bloomberg and MSCI ESG Research LLC (“MSCI ESG Research” and, together with Bloomberg, the “Index Providers”). Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Index methodology. As of October 31, 2025, the Index was comprised of 5,131 securities.
The Index draws from the universe defined by the Base Index, which consists of U.S. dollar-denominated, investment grade taxable debt securities with a remaining term to final maturity, or an average life, of less than five years. Qualifying securities must also have at least one year until final maturity. The Index is principally comprised of U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and U.S. dollar-denominated debt securities issued by corporations that are publicly offered for sale in the United States.
The Index identifies fixed income securities from the Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research. ABS and MBS are included in the Index without reference to ESG criteria, other securities for which ESG performance data is not available are excluded from the Index. With respect to

8	Section 1 Fund Summaries

corporate debt securities, ESG performance is measured on an industry-specific basis, with assessment categories varying by industry. Companies are scored and ranked against industry peers using a consistent set of key performance indicators to determine relative ESG strength. Environmental assessment categories can include a company’s impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company’s relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include governance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations related to ESG matters. Index rules exclude companies with significant activities in the following controversial businesses: alcohol production, tobacco production, nuclear power, gambling, and weapons and firearms production. Companies otherwise eligible for inclusion in the Index from the following economic sectors are excluded from the Index in an attempt to reduce the carbon emissions of Index components: independent oil & gas producer, integrated oil & gas producer, and metals & mining.
With respect to government securities, U.S. governments receive an ESG rating based on the government issuer’s performance on six ESG risk factors: Natural Resources, Environmental Externalities & Vulnerability, Human Capital, Economic Environment, Financial Governance and Political Governance. Corporate debt and government securities that meet a minimum ESG rating threshold are eligible for inclusion in the Index. Eligible securities are then market value weighted within each sector, with sector weights in the Index adjusted to mirror the sector exposure of the Base Index.
The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally invests in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The Fund reconstitutes and rebalances its holdings monthly in response to the monthly Index reconstitution and rebalance. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Section 1 Fund Summaries	9

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
ESG Strategy Risk—Because the Fund’s ESG investment strategy will exclude securities of certain issuers for non-financial reasons based on the ESG criteria of the Index (i.e., companies that do not demonstrate sustainable ESG characteristics or are involved in certain prohibited activities), the Fund may forgo some market opportunities available to funds that do not use an ESG investment strategy or may be required to sell a security when it might otherwise be disadvantageous to do so. This may cause the Fund to underperform the stock market as a whole or other funds that do not use an ESG investment strategy. Moreover, the Fund’s adherence to its ESG investment strategy when selecting securities may affect the Fund’s performance depending on whether such investments are in or out of favor. In addition, there is a risk that the companies identified by the Fund’s ESG investment strategy do not operate as expected when addressing ESG issues or exhibit positive ESG characteristics. Furthermore, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable and the sub-adviser does not guarantee the accuracy of such data. ESG data may be incomplete or erroneous, which could cause the index provider to incorrectly assess a company’s ESG characteristics. Moreover, the third-party data providers may differ in the data they provide for a given security or between industries, or may only take into account one of many ESG-related components of a company. Additionally, the sub-adviser may not apply the relevant ESG criteria correctly causing it to assess inaccurately a company’s ESG characteristics. There are also significant differences in interpretations of what it means for a company to have positive ESG characteristics. As a result, the factors and criteria considered when generating ESG data and the results of such ESG research generally differ across ESG data providers. Further, in selecting companies for inclusion in the Index, the Index Provider relies on information and ESG performance data from an affiliated research provider, which could be incomplete or erroneous, which in turn could cause the Index Provider to assess a company’s ESG characteristics incorrectly. Furthermore, because ESG considerations are still an emerging area of investment focus, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.
Index Provider Risk—There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may

10	Section 1 Fund Summaries

provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index. In addition, because the Index selects securities for inclusion based on ESG criteria, the Fund may forgo some market opportunities available to funds that do not use these criteria.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Mortgage- and Asset-Backed Securities Risk—Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of

Section 1 Fund Summaries	11

such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government (i.e., non-agency mortgage-backed securities) are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. The Fund’s use of a representative sampling strategy to achieve its investment objective may also result in increased tracking error. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

12	Section 1 Fund Summaries

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Annual Total Return*
*Year-to-date total return as of September 30, 2025 was 4.77%.
During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 3.60%
and -3.68%, respectively, for the quarters ended June 30, 2020 and March 31, 2022.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with the Bloomberg U.S. Aggregate Bond Index, which is a broad measure of domestic bond market performance. Performance is also shown for the Base Index and the NUSA Custom Index (defined below), each of which more closely represents the 1-5 year U.S. fixed income investment exposure sought by the Fund. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.
The Fund's name, investment objective and strategies changed effective July 1, 2023. Fund performance prior to July 1, 2023 reflects the Fund's investment objective and strategies when it sought to track the investment results, before fees and expenses, of the ICE BofA Enhanced Yield 1-5 Year U.S. Broad Bond Index.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	5 Years	Since Inception
NUSA (return before taxes)	03/31/17	3.54%	1.27%	1.81%
NUSA (return after taxes on distributions)		1.90%	0.07%	0.61%
NUSA (return after taxes on distributions and sale of Fund shares)		2.08%	0.46%	0.86%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		1.25%	(0.33)%	1.22%
Bloomberg 1-5 Year U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		3.78%	1.15%	1.67%
NUSA Custom Index[1]
(reflects no deduction for fees, expenses or taxes)		3.75%	1.42%	2.03%

[1]
The NUSA Custom Index is defined as the linked returns between the Bloomberg MSCI 1-5 Year U.S. Aggregate ESG Select Index (effective July 1, 2023) and the ICE BofA Enhanced Yield 1-5 Year U.S. Broad Bond Index (through market close on June 30, 2023).

Section 1 Fund Summaries	13

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Teachers Advisors, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Rui (Vivian) Liu, CFA	Senior Director	November 2021
James Tsang, CFA	Senior Director	November 2021
Purchase and Sale of Fund Shares
The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	Section 1 Fund Summaries

Nuveen ESG High Yield Corporate Bond ETF
Investment Objective
Nuveen ESG High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Bloomberg MSCI U.S. High Yield Very Liquid ESG Select Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$31
3 Years	$96
5 Years	$169
10 Years	$381

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Index. The Index utilizes certain environmental, social, and governance (“ESG”) criteria to select from the securities included in the Bloomberg U.S. High Yield Very Liquid Index (the “Base Index”), which is designed to broadly capture the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The Index is maintained by Bloomberg Index Services Limited (“Bloomberg”) pursuant to an agreement between Bloomberg and MSCI ESG Research LLC (“MSCI ESG Research” and, together with Bloomberg, the “Index Providers”). A substantial portion of Index constituents may be restricted securities, including Rule 144A securities. Neither the Fund’s investment adviser, sub-adviser, nor their affiliates has any discretion to select Index components or change the Index methodology. As of October 31, 2025, the Index was comprised of 639 securities.
The Index draws from the universe defined by the Base Index, which is comprised of U.S. dollar-denominated, below investment grade, corporate bonds with above average liquidity issued by U.S. and non-U.S. governments and corporations. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. To be included in the Base Index, a bond must be rated high yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, Standard & Poor’s and Fitch or, if ratings are not available from all three agencies, in accordance with the Base Index methodology’s “high yield” credit quality classification rules. Bonds in default do not qualify for inclusion in the Base Index. The Base Index is comprised of fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year regardless of optionality, and have $500 million or more of outstanding face value. To be eligible for inclusion in the Base

Section 1 Fund Summaries	15

Index, a bond must have been issued in the past 5 years. The Base Index also limits the exposure of each issuer to 2% of the Base Index.
The Index identifies fixed income securities from the Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research. With respect to corporate debt securities, ESG performance is measured on an industry-specific basis, with assessment categories varying by industry. Companies are scored and ranked against industry peers using a consistent set of key performance indicators to determine relative ESG strength. Environmental assessment categories can include how a company is addressing climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company’s relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include governance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations related to ESG matters. Index rules exclude companies with significant activities in the following controversial businesses: alcohol production, tobacco production, nuclear power, gambling, and weapons and firearms production. Companies otherwise eligible for inclusion in the Index that exceed certain carbon-based ownership and emissions thresholds are excluded from the Index.
Corporate debt securities that meet a minimum ESG rating threshold are eligible for inclusion in the Index. Eligible securities are then market value weighted within each sector, with sector weights in the Index adjusted to mirror the sector exposure of the Base Index. Eligible securities are sorted into a series of groups according to credit rating and ESG score. The Index allocates weight to each group seeking to maximize the ESG-rating with consideration for market value, Base Index sector weight, Base Index credit quality, and given the level of tracking error capacity.
The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally invests in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The Index is rebalanced and reconstituted monthly. ESG ratings employed by the Index are generally updated annually on a rolling basis, but may be reviewed more frequently in the Index Providers’ discretion. The Fund makes corresponding changes to its portfolio shortly after any Index changes are made public.
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.

16	Section 1 Fund Summaries

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund may invest without limitation in high yield securities, the Fund’s credit risks are greater than those of funds that buy only investment grade securities.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
ESG Strategy Risk—Because the Fund’s ESG investment strategy will exclude securities of certain issuers for non-financial reasons based on the ESG criteria of the Index (i.e., companies that do not demonstrate sustainable ESG characteristics or are involved in certain prohibited activities), the Fund may forgo some market opportunities available to funds that do not use an ESG investment strategy or may be required to sell a security when it might otherwise be disadvantageous to do so. This may cause the Fund to underperform the stock market as a whole or other funds that do not use an ESG investment strategy. Moreover, the Fund’s adherence to its ESG investment strategy when selecting securities may affect the Fund’s performance depending on whether such investments are in or out of favor. In addition, there is a risk that the companies identified by the Fund’s ESG investment strategy do not operate as expected when addressing ESG issues or exhibit positive ESG characteristics. Furthermore, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable and the sub-adviser does not guarantee the accuracy of such data. ESG data may be incomplete or erroneous, which could cause the index provider to incorrectly assess a company’s ESG characteristics. Moreover, the third-party data providers may differ in the data they provide for a given security or between industries, or may only take into account one of many ESG-related components of a company. Additionally, the sub-adviser may not apply the relevant ESG criteria correctly causing it to assess inaccurately a company’s ESG characteristics. There are also significant differences in interpretations of what it means for a company to have positive ESG characteristics. As a result, the factors and criteria considered when generating ESG data and the results of such ESG research generally differ across ESG data providers. Further, in selecting companies for inclusion in the Index, the Index Provider relies on information and ESG performance data from an affiliated research provider, which could be incomplete or erroneous, which in turn could cause the Index Provider to assess a company’s ESG characteristics incorrectly. Furthermore, because ESG considerations are still an emerging area of investment focus, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts, sanctions imposed by the United States, terrorism, and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.

Section 1 Fund Summaries	17

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.
Index Provider Risk—There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index. In addition, because the Index selects securities for inclusion based on ESG criteria, the Fund may forgo some market opportunities available to funds that do not use these criteria.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to

18	Section 1 Fund Summaries

sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at current market value.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. The Fund’s use of a representative sampling strategy to achieve its investment objective may also result in increased tracking error. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Section 1 Fund Summaries	19

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Annual Total Return*
*Year-to-date total return as of September 30, 2025 was 7.50%.
During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 7.60%
and -11.40%, respectively, for the quarters ended December 31, 2023 and March 31, 2020.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with the Bloomberg U.S. Aggregate Bond Index, which is a broad measure of domestic bond market performance, and the Index. Performance is also shown for the Base Index, which more closely represents the U.S. high yield fixed income investment exposure sought by the Fund than the Fund's broad-based benchmark. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	5 Years	Since Inception
NUHY (return before taxes)	09/25/19	6.99%	2.41%	2.71%
NUHY (return after taxes on distributions)		4.17%	(0.03)%	0.27%
NUHY (return after taxes on distributions and sale of Fund shares)		4.10%	0.76%	0.99%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		1.25%	(0.33)%	(0.20)%
Bloomberg U.S. High Yield Very Liquid Index
(reflects no deduction for fees, expenses or taxes)		7.66%	3.61%	3.92%
Bloomberg MSCI U.S. High Yield Very Liquid ESG Select Index
(reflects no deduction for fees, expenses or taxes)		7.53%	2.79%	3.12%

20	Section 1 Fund Summaries

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Teachers Advisors, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Rui (Vivian) Liu, CFA	Senior Director	November 2021
James Tsang, CFA	Senior Director	November 2021
Purchase and Sale of Fund Shares
The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Section 1 Fund Summaries	21

Nuveen ESG U.S. Aggregate Bond ETF
Investment Objective
Nuveen ESG U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Bloomberg MSCI U.S. Aggregate ESG Select Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.15%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$15
3 Years	$48
5 Years	$85
10 Years	$192

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Index. The Index utilizes certain environmental, social, and governance (“ESG”) criteria to select from the securities included in the Bloomberg U.S. Aggregate Bond Index (the “Base Index”), which is designed to broadly capture the U.S. investment grade, taxable fixed income market. The Index is maintained by Bloomberg Index Services Limited (“Bloomberg”) pursuant to an agreement between Bloomberg and MSCI ESG Research LLC (“MSCI ESG Research” and, together with Bloomberg, the “Index Providers”). Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Index methodology. As of October 31, 2025, the Index was comprised of 10,748 securities.
The Index draws from the universe defined by the Base Index, which consists of U.S. dollar-denominated, investment grade taxable debt securities with fixed rate coupons that meet certain minimum market value and maturity thresholds as determined by the Index Providers. The Base Index is principally comprised of U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and U.S. dollar denominated debt securities issued by corporations that are publicly offered for sale in the United States.
The Index identifies fixed income securities from the Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research. ABS and MBS are included in the Index without reference to ESG criteria; other securities for which ESG performance data is not available are excluded from the Index. With respect to

22	Section 1 Fund Summaries

corporate debt securities, ESG performance is measured on an industry-specific basis, with assessment categories varying by industry. Companies are scored and ranked against industry peers using a consistent set of key performance indicators to determine relative ESG strength. Environmental assessment categories can include a company’s impact on climate change, natural resource use, and waste management and emission management. Social evaluation categories can include a company’s relations with employees and suppliers, product safety and sourcing practices. Governance assessment categories can include governance practices and business ethics. The ESG criteria also consider how well a company adheres to national and international laws and regulations related to ESG matters. Index rules exclude companies with significant activities in the following controversial businesses: alcohol production, tobacco production, nuclear power, gambling, and weapons and firearms production. Companies otherwise eligible for inclusion in the Index that exceed certain carbon-based ownership and emissions thresholds are excluded from the Index.
With respect to government securities, U.S. governments receive an ESG rating based on the government issuer’s performance on six ESG risk factors: Natural Resources, Environmental Externalities & Vulnerability, Human Capital, Economic Environment, Financial Governance and Political Governance. Corporate debt and government securities that meet a minimum ESG rating threshold are eligible for inclusion in the Index. Eligible securities are then market value weighted within each sector, with sector weights in the Index adjusted to mirror the sector exposure of the Base Index.
The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally invests in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The Index is rebalanced and reconstituted monthly. ESG ratings employed by the Index are generally updated annually on a rolling basis, but may be reviewed more frequently in the Index Providers’ discretion. The Fund makes corresponding changes to its portfolio shortly after any Index changes are made public.
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Section 1 Fund Summaries	23

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
ESG Strategy Risk—Because the Fund’s ESG investment strategy will exclude securities of certain issuers for non-financial reasons based on the ESG criteria of the Index (i.e., companies that do not demonstrate sustainable ESG characteristics or are involved in certain prohibited activities), the Fund may forgo some market opportunities available to funds that do not use an ESG investment strategy or may be required to sell a security when it might otherwise be disadvantageous to do so. This may cause the Fund to underperform the stock market as a whole or other funds that do not use an ESG investment strategy. Moreover, the Fund’s adherence to its ESG investment strategy when selecting securities may affect the Fund’s performance depending on whether such investments are in or out of favor. In addition, there is a risk that the companies identified by the Fund’s ESG investment strategy do not operate as expected when addressing ESG issues or exhibit positive ESG characteristics. Furthermore, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable and the sub-adviser does not guarantee the accuracy of such data. ESG data may be incomplete or erroneous, which could cause the index provider to incorrectly assess a company’s ESG characteristics. Moreover, the third-party data providers may differ in the data they provide for a given security or between industries, or may only take into account one of many ESG-related components of a company. Additionally, the sub-adviser may not apply the relevant ESG criteria correctly causing it to assess inaccurately a company’s ESG characteristics. There are also significant differences in interpretations of what it means for a company to have positive ESG characteristics. As a result, the factors and criteria considered when generating ESG data and the results of such ESG research generally differ across ESG data providers. Further, in selecting companies for inclusion in the Index, the Index Provider relies on information and ESG performance data from an affiliated research provider, which could be incomplete or erroneous, which in turn could cause the Index Provider to assess a company’s ESG characteristics incorrectly. Furthermore, because ESG considerations are still an emerging area of investment focus, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.
Index Provider Risk—There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may

24	Section 1 Fund Summaries

provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index. In addition, because the Index selects securities for inclusion based on ESG criteria, the Fund may forgo some market opportunities available to funds that do not use these criteria.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Mortgage- and Asset-Backed Securities Risk—Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of

Section 1 Fund Summaries	25

such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government (i.e., non-agency mortgage-backed securities) are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. The Fund’s use of a representative sampling strategy to achieve its investment objective may also result in increased tracking error. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

26	Section 1 Fund Summaries

Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Annual Total Return*
*Year-to-date total return as of September 30, 2025 was 5.92%.
During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 6.53%
and -5.87%, respectively, for the quarters ended December 31, 2023 and March 31, 2022.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with the Bloomberg U.S. Aggregate Bond Index, which is a broad measure of domestic bond market performance, and the Index. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	5 Years	Since Inception
NUBD (return before taxes)	09/29/17	1.30%	(0.50)%	0.78%
NUBD (return after taxes on distributions)		(0.13)%	(1.59)%	(0.33)%
NUBD (return after taxes on distributions and sale of Fund shares)		0.77%	(0.82)%	0.14%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		1.25%	(0.33)%	0.99%
Bloomberg MSCI U.S. Aggregate ESG Select Index
(reflects no deduction for fees, expenses or taxes)		1.24%	(0.30)%	0.99%

Section 1 Fund Summaries	27

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Teachers Advisors, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Rui (Vivian) Liu, CFA	Senior Director	November 2021
James Tsang, CFA	Senior Director	November 2021
Purchase and Sale of Fund Shares
The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	Section 1 Fund Summaries

Section 2 Additional Detail About the Funds’ Strategies, Holdings and Risks
This prospectus contains important information about investing in the Funds. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.nuveen.com/etf or by calling Nuveen Investor Services at (888) 290-9881.
Each Fund is designed to track an index that is not representative of the market as a whole. Each Fund is designed to be used as part of a broader asset allocation strategy, and thus an investment in a Fund should not be considered a complete investment program.
Each Index is a theoretical financial calculation, whereas a Fund is an actual investment portfolio. The performance of a Fund and the relevant Index may vary for a number of reasons, including transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), and differences between a Fund’s portfolio and the relevant Index resulting from legal restrictions (such as tax diversification requirements) that apply to the Fund but not to the Index. Because each Fund uses a representative sampling strategy to track its Index, it can be expected to have a larger tracking error than if it employed a replication strategy (i.e., an indexing strategy in which a fund invests in substantially all the securities in the index it seeks to track in approximately the same proportions as the index). Each Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

Investment Objectives and Principal Investment Strategies
Each Fund’s investment objective, which is described in the “Fund Summaries” section, may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.
Each Fund’s investment policies may be changed by the Board without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
Each Fund, except Nuveen Enhanced Yield U.S. Aggregate Bond ETF (“NUAG”), has adopted a policy (the “Name Policy”) whereby, under normal market conditions, it will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of its Index. NUAG has adopted a Name Policy whereby, under normal market conditions, it will (i) invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed income securities and (ii) invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. dollar-denominated securities that are publicly offered for sale in the United States. As a result of having a Name Policy, each Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.
Each Fund’s principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that each Fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	29

objective. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve each Fund’s objective. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (888) 290-9881 or visit the Funds’ website at www.nuveen.com/etf.
The Index—Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF (“NUSA”), Nuveen ESG High Yield Corporate Bond ETF ("NUHY") and Nuveen ESG U.S. Aggregate Bond ETF ("NUBD")
Each Fund seeks to track the investment results of its Index, which is comprised of securities that meet certain ESG criteria. Companies with significant involvement in certain controversial business activities, including alcohol production, tobacco production, nuclear power, gambling, and weapons and firearms production, are ineligible to be included in the Index. For purposes of this policy, as of the date of this prospectus, all companies that earn either 10% or more of their revenue or more than $1 billion in revenue ($3 billion in revenue for all conventional weapons manufacturers) from the production of alcohol-, tobacco- and/or gambling-related products, gambling operations, and/or manufacturing conventional weapons, conventional weapon components or weapons systems are excluded from the Index. In addition, all civilian firearm companies classified as “producers” that earn more than 0% of revenue from civilian firearms are excluded from the Index. These percentage and dollar amount thresholds are subject to change in accordance with updates to the rules-based Index methodology. All companies with any tie to controversial weapons, such as cluster munitions, landmines, depleted uranium weapons, nuclear weapons, and biological/chemical weapons, blinding lasers, non-detectable fragments and incendiary weapons are also excluded. All companies involved in nuclear power generation, including nuclear fuel enrichment, uranium mining, and/or nuclear reactor design or construction, are also excluded from the Index. In addition, companies that surpass certain thresholds of installed capacity attributed to nuclear sources are also excluded. Securities with any ownership of fossil fuel reserves are ineligible for inclusion in the Index. Further, in an attempt to reduce the carbon emissions of index components, securities classified as independent or integrated oil & gas products or classified as metals and mining issuers are ineligible for inclusion in the Index.

Portfolio Holdings
Under normal market conditions, each Fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in component securities of its Index. Each Fund may also, as a non-principal strategy, invest up to 20% of its assets in securities and other instruments that the Fund’s sub-adviser believes will help it track its Index, such as shares of other investment companies (including other ETFs), derivative instruments (including forward contracts, futures contracts, options on futures contracts, options and swaps), non-US investments, and cash and cash equivalents. Additional information about each Fund’s portfolio holdings can be found below.
U.S. Government Securities
Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal

30	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
Corporate Debt Securities
Each Fund may invest in corporate debt securities issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.
Mortgage-Backed Securities
A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. Mortgage-backed securities may be guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations. Mortgage-backed securities may also be privately issued; these include commercial mortgage-backed securities.
Asset-Backed Securities
Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile loans and credit-card receivables, and which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered.
Dollar Rolls
Nuveen Enhanced Yield U.S. Aggregate Bond ETF may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund forgoes principal and interest paid on the mortgage-backed securities. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of the Fund will be less than what the performance would have been without the use of the mortgage dollar roll.
Non-U.S. Investments
As a principal strategy for NUHY and a non-principal strategy for all other Funds, each Fund may invest in U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations. A Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the issuer’s security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. A Fund may invest in debt securities issued by governments of emerging market countries and corporations located therein. Emerging market countries include any country other than Canada, the United States and the countries

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	31

comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
Derivatives
As a non-principal investment strategy, each Fund may invest in derivatives. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements.
Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.
Investment Companies and Other Pooled Investment Vehicles
As a non-principal investment strategy, each Fund may invest in securities of other open-end or closed-end investment companies, including ETFs. In addition, each Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primary in securities of the types in which the Fund may invest directly. As a shareholder in an investment company or other pooled investment vehicle, each Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in an investment company or other pooled investment vehicle. In addition, each Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.
Zero Coupon Bonds
As a non-principal investment strategy, each Fund may invest in zero coupon bonds. Zero coupon bonds pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero coupon bonds are issued at substantial discounts from their value at maturity.
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan,

32	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.
When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the Fund. Dividends, if they constitute “qualified dividends,” are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if that Fund had not loaned its portfolio securities.
Cash Equivalents and Short-Term Investments
As a non-principal investment strategy, each Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.
Temporary Defensive Positions
In certain situations or market conditions, such as in the case of liquidity concerns and/or unusually large cash inflows or redemptions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund’s shareholders.

Disclosure of Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Funds’ statement of additional information. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds’ website.

Risks
Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. Descriptions of these risks listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in a Fund to be a long-term investment.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	33

Principal Risks
Call risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds (i.e., prepay principal on its higher-yielding debt securities) if they can be refinanced by issuing new bonds that bear a lower interest rate. A Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact a Fund’s performance. Such redemptions and subsequent reinvestments would also increase a Fund’s portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. The impact on prepayments on the price of a debt security may be difficult to predict and may increase the security’s volatility.
Cash redemption risk: A Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, a Fund may be required to sell portfolio securities, which may cause a Fund to incur certain costs such as brokerage costs and to recognize capital gains that it might not have recognized if it had satisfied the redemption in-kind (i.e., distribute securities as payment of redemption proceeds). Therefore, to the extent a Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease a Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Concentration risk: To the extent that a Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class. Concentrated exposure to an industry or group of industries may cause a Fund to experience increased market price volatility compared to funds that invest more broadly in the overall market.
Credit risk: Credit risk is the risk that an issuer of a debt security held by a Fund may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered or, in some cases, withdrawn if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of a Fund, can negatively impact the value of the security and the shares of a Fund, and can also affect the security’s liquidity and make it more difficult for a Fund to sell if necessary. When a Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Issuers of unrated securities, issuers with significant debt services requirements in the near to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due.
To the extent that a Fund holds debt securities that are secured or guaranteed by financial institutions or insurance companies, changes in the credit quality of such obligors could cause the values of these debt securities to decline. Security insurance does not guarantee the value of either individual securities or the share price, distributions, or shares of a Fund.

34	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Additionally, a Fund could be delayed or hindered in the enforcement of its rights against an issuer or guarantor.
Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, a Fund’s investment adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by a Fund to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on a Fund could include the inability to calculate NAV, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause a Fund’s investments to lose value.
Dollar roll transaction risk (NUAG only): In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the Fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit the Fund may depend upon the sub-adviser’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the Fund increases the amount of the Fund’s assets that are subject to market risk, which could increase the volatility of the price of the Fund’s shares. These transactions are also subject to the risk that the counterparty to the transaction may not, or may be unable to, perform in accordance with the terms of the instrument.
ESG strategy risk (NUSA, NUHY and NUBD only): Because a Fund's ESG investment strategy will exclude securities of certain issuers for non-financial reasons based on the ESG criteria of an Index (i.e., companies that do not demonstrate relative strength in ESG characteristics or are involved in certain prohibited activities), a Fund may forgo some market opportunities available to funds that do not use an ESG investment strategy or may be required to sell a security when it might otherwise be disadvantageous to do so. This may cause a Fund to underperform the stock market as a whole or other funds that do not use an ESG investment strategy. Moreover, the Fund’s adherence to its ESG investment strategy when selecting securities may affect

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	35

the Fund’s performance depending on whether such investments are in or out of favor. In addition, there is a risk that the companies identified by a Fund’s ESG investment strategy do not operate as expected when addressing ESG issues. A company’s ESG performance or practices or the Index’s or the sub-adviser’s assessment of those actions could vary over time, which could cause an Index to allocate to, and a Fund to be temporarily invested in companies that do not comply with an Index’s ESG criteria or a Fund’s approach towards considering ESG characteristics. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. As a result, the factors and criteria considered when generating ESG data and the results of such ESG research generally differ across ESG data providers. The evaluation of ESG factors is often subjective and the third-party ESG data provider used by the Index may not identify or evaluate every relevant ESG factor with respect to every Index constituent. While the sub-adviser believes the ESG criteria used by each Fund’s Index are reasonable, the portfolio decisions made by the Fund based on an Index’s ESG criteria may differ from the decisions of other investors or advisers based on their views and evaluations of ESG characteristics. As a result, a Fund may invest in securities that do not reflect the beliefs of any particular investor. In making investment decisions, the Index, and, in turn, the sub-adviser, relies on information and data that could be incomplete or erroneous, which could cause the Index and sub-adviser to incorrectly assess a company’s ESG characteristics. Additionally, the sub-adviser may not apply the relevant ESG criteria correctly causing it to assess inaccurately a company’s ESG characteristics. The third-party data provider may differ in the data it provides for a given security or between industries, or may only take into account one of many ESG-related components of a company. Furthermore, data availability and reporting with respect to ESG criteria may not always be available or may become unreliable and the sub-adviser does not guarantee the accuracy of such data. The successful implementation of the ESG component of each Fund’s Index methodology is therefore dependent in large part on the ESG factors considered and research methodologies employed by the Index's third-party ESG data provider, as well as the timely availability of accurate information.
Regulatory changes or interpretations regarding the definitions and/or use of ESG characteristics could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the Funds, whose strategies include ESG factors. Neither a Fund, the investment adviser nor the sub-adviser make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of the ESG investment strategy. A Fund’s ESG criteria and the application of the ESG investment strategy may be changed without shareholder approval.
Foreign investment risk (NUHY only): Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, as well as armed conflicts and different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. If any of these events were to occur, the affected security may experience drastic declines. In the event of a seizure of assets by a non-U.S. government, a Fund could lose its entire investment in that particular country.
To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.
Other non-U.S. investment risks include the following:

36	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

• Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.
• Non-U.S. companies may not be subject to accounting, auditing, financial reporting or recordkeeping standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.
• Non-U.S. markets may be less liquid and more volatile and may be more difficult to value than U.S. markets.
• The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments, including armed conflict or political, social or diplomatic events, particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.
• Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.
• A Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by a Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.
Some countries restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies. Non-U.S. countries may be subject to economic sanctions or other measures by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. In some cases, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region (or depositary receipts representing such securities), it is more likely to be impacted by events or conditions affecting that country

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	37

or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Fund.
High yield securities risk (NUHY only): Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds (and similar unrated securities). High yield securities usually offer higher yields than investment grade securities, but also involve more risk. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher rated debt securities. High yield securities are considered to be speculative with respect to the ability to pay interest and repay principal. High yield securities may be more susceptible to real or perceived adverse economic conditions, such as a recession or a sustained period of rising interest rates, than investment grade securities, and they generally have more volatile prices, carry more risk to principal and are more likely to experience a default. In addition, high yield securities generally are less liquid than investment grade securities. Any investment in distressed or defaulted securities subjects a fund to even greater credit risk than investments in other below-investment grade securities.
Income risk: A Fund’s income from its debt securities could decline during periods of falling interest rates because a Fund generally will have to invest the proceeds from sales of Creation Units, as well as the proceeds from maturing portfolio debt securities (or portfolio securities that have been called, see “Call risk” above, or prepaid, see “Mortgage- and asset-backed securities risk” below), in lower-yielding securities. In addition, a Fund’s income could decline when a Fund experiences defaults on debt securities it holds. To the extent that a Fund invests in floating-rate securities, the income generated from such securities will decrease during periods of falling interest rates.
Index provider risk: There is no assurance that an Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of an Index constituents or weightings, which may increase a Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.
Interest rate risk: Fixed-rate securities held by a Fund will fluctuate in value with changes in interest rates. In general, fixed-rate securities will increase in value when interest rates fall and decrease in value when interest rates rise. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from a Fund’s performance to the extent that it is exposed to such interest rates. Under certain circumstances, very low or negative interest rates may cause a Fund to have very low or negative yields on some of its

38	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

securities. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of debt securities with longer durations or maturities usually change more than the values of debt securities with shorter durations or maturities. Duration is a measure of a security’s price sensitivity to an interest rate change; whereas, maturity measures the number of years until the bond issuer repays principal to the bond holder. Accordingly, a fund that invests in securities with longer durations generally is subject to greater interest rate risk. For example, if interest rates increase or decrease by one percent, a bond’s price will drop or rise, respectively, by approximately one percent for every year of the bond’s duration. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions). Rising interest rates may cause issuers to not make principal and interest payments when due. A Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. Changes to interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting a Fund’s performance.
Investment style risk: Each Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. Each Fund does not attempt to outperform its Index or take defensive positions in declining markets or in response to changing market conditions. As a result, a Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.  In addition, because the Index for NUSA, NUHY and NUBD selects securities for inclusion based on ESG criteria, each such Fund may forgo some market opportunities available to funds that do not use these criteria.
Market risk: The market value of a Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. As a result, the value of a Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations and economic recessions, terror attacks and armed conflict, including the war between Russia and Ukraine as well as the war among Israel, Hamas, and other militant groups in the Middle East, the imposition of tariffs, economic sanctions or trading restrictions, bank failures, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic), may adversely affect the global economy and the markets and issuers in which a Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	39

wide-spread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which a Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform essential tasks on behalf of a Fund. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent a Fund from buying and selling securities (in sanctioned countries and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of a Fund’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on a Fund. As inflation increases, the value of a Fund’s assets can decline.
Market liquidity risk: Primary dealer inventories of bonds and preferred securities are a core indication of dealers’ capacity to “make a market” in those securities. A reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the markets in which a Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of a Fund (as described in more detail under “Investing in the Funds—Purchase and Redemption of Creation Units” below), if a Fund is forced to sell underlying investments to meet redemption requests or for other cash needs, this decreased liquidity may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices.
Market trading risks: As with all ETFs, a Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a fund’s share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy a Fund’s shares on the secondary market, and you may receive more or less than NAV when you sell those shares. In times of market stress, a Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.
Only certain institutional investors are eligible to purchase and redeem shares directly from a Fund at NAV. In addition, efficient trading in a Fund’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the market place. To the extent these market maker and authorized participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, a Fund’s shares may trade at a material discount to NAV. Because securities held by NUHY may trade

40	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, there are likely to be deviations between the last quote from the security's closed foreign market and the value of such security during the Fund's domestic trading day, which in turn may result in differences between the market price of NUHY's shares and the underlying value of those shares.
During periods of high market volatility, a Fund’s shares may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund’s shares to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order.
Although each Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of a Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).
Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread;” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if a Fund has more trading volume and market liquidity and wider if a Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by a Fund, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Mortgage- and asset-backed securities risk (NUAG, NUSA and NUBD only): The value of mortgage- and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.
A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-backed security defaults, the value of that security may decrease.
A Fund may invest in mortgage-backed securities that are not explicitly backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support in situations in which it was not obligated to

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	41

do so. Mortgage-backed securities issued by a private issuer (i.e., non-agency mortgage-backed securities), including commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity. There may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, non-agency mortgage-backed securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Restricted securities risk (NUHY only): The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Service provider operational risk: A Fund’s service providers, such as a Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact a Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Tracking error risk: Tracking error is the divergence of a Fund’s performance from that of the relevant Index. Tracking error may occur because of, for example, pricing differences, transaction costs, a Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the relevant Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. A Fund’s use of a representative sampling strategy to achieve its investment objective may also result in increased tracking error. Tracking error also may result because a Fund incurs fees and expenses, but the relevant Index does not.
U.S. government securities risk (NUAG, NUSA and NUBD only): U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so. Therefore, securities issued by U.S. government agencies or instrumentalities that are not backed by the full

42	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

faith and credit of the U.S. government may involve increased risk of loss of principal and interest. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Valuation risk: The sales price a Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which a Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that a Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to a Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of a Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if a Fund were to change pricing services, or if a Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Non-Principal Risks
Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error, and legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract. Changes in the value of a derivative may also create margin delivery or settlement obligations for a Fund.
The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund.
A Fund may use derivatives to hedge risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
In addition, when a Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the NAV of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	43

Each Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.
Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).
Swap agreements may involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.
Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.
Options contracts may expire unexercised, which may cause a Fund to realize a capital loss equal to the premium paid on a purchased option or a capital gain equal to the premium received on a written option.
Global economic risk: National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which a Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019, Russia’s invasion of Ukraine, and the war among Israel, Hamas, and other militant groups in the Middle East. These types of events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which a Fund’s service providers, including the investment adviser and sub-adviser, rely and could otherwise disrupt the ability of employees of a Fund’s service providers to perform essential tasks on behalf of a Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments.
Other investment companies risk: When a Fund invests in other investment companies, such as ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, a Fund is exposed to the risks to which the other investment companies may be subject. For

44	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Funds that invest in index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).
Restricted securities risk (NUAG only): The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Zero coupon bonds risk (NUAG and NUSA only): As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by certain tax laws.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	45

Section 3 Fund Management

Who Manages the Funds
Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Funds, oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for each Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by the Adviser. The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.
The Adviser has selected its affiliate, Teachers Advisors, LLC (the “Sub-Adviser”), to serve as sub-adviser to the Funds, responsible for the day-to-day management of each Fund’s portfolio. As of September 30, 2025, the Sub-Adviser, a subsidiary of Nuveen, managed approximately $427.8 billion in assets. The Sub-Adviser is located at 730 Third Avenue, New York, New York 10017-3206.
The portfolio managers for the Funds are Vivian Liu and James Tsang.

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At TIAA	Total
Rui (Vivian) Liu, CFA Director Portfolio Manager	Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and other advisory affiliates of TIAA – 2019 to Present (quantitative and fixed income portfolio management)	2019	2011
James Tsang, CFA Senior Director Portfolio Manager	Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and other advisory affiliates of TIAA – 2007 to Present (quantitative and fixed income portfolio management)	2007	1997
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

46	Section 3 Fund Management

Management Fees
As compensation for the services it provided to each Fund during the most recent fiscal year ended July 31, 2025, the Adviser received a management fee from each Fund based on a percentage of the Fund’s average daily net assets, in the amounts set forth below:

Fund Name	Management Fee
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	0.19%	[1]
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	0.15%
Nuveen ESG High Yield Corporate Bond ETF	0.30%
Nuveen ESG U.S. Aggregate Bond ETF	0.15%
[1] The Fund’s Board of Trustees reduced the Fund’s contractual management fee to 0.18% effective May 1, 2025.
The Adviser is responsible for substantially all other expenses of each Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.
A discussion regarding the basis for the Board’s approval of the investment management agreements is available in the Funds’ Annual Financial Statements and Other Information dated July 31, 2025, which is included in the Funds’ report filed on Form N-CSR and available on the Funds’ website.

Section 3 Fund Management	47

Section 4 Investing in the Funds

Purchase and Sale of Fund Shares
Each Fund is an ETF, which differs from a mutual fund in important ways. Shares of a mutual fund are purchased and redeemed by all shareholders directly from the issuing fund at NAV. By contrast, most investors will buy and sell shares of the Funds through a broker on a national securities exchange, where each Fund’s shares are listed and trade throughout the day at market prices like shares of other publicly traded securities. The Funds do not impose any minimum investment for shares of a Fund purchased on an exchange or otherwise in the secondary market. Each Fund’s shares trade under the trading symbol listed on the cover of this prospectus.
Purchasing or selling shares of a Fund on an exchange or other secondary market typically involves two types of costs. When purchasing or selling shares of a Fund through a broker, you may incur a brokerage commission. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference on the exchange between the bid price and the ask price for a share of a Fund. The spread will vary over time based on a Fund’s trading volume and market liquidity.
Each Fund’s primary listing exchange is the NYSE Arca, Inc. (the “Listing Exchange”). The Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Holiday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Trading Prices
The trading prices of a Fund’s shares on the Listing Exchange generally differ from the Fund’s NAV and are affected by market forces such as the supply of and demand for the Fund’s shares as well as the securities held by the Fund, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market is based on the market price of a Fund’s shares, which may be more or less than the NAV of such shares.

48	Section 4 Investing in the Funds

Householding
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Funds.

Purchase and Redemption of Creation Units
Only certain institutional investors (typically market makers or other broker-dealers) who have entered into agreements with Nuveen Securities, LLC, the Funds’ distributor (the “Distributor”) (“Authorized Participants”), may purchase and redeem shares directly from the Funds at NAV and only in large blocks of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares are not redeemable by a Fund. An Authorized Participant must be either a DTC participant or a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”).
The Funds generally issue and redeem Creation Units in exchange for a designated in-kind basket of Fund securities and/or a designated amount of cash (together, the “Basket”). Each day the Listing Exchange is open for trading (a “Business Day”), prior to the opening of trading, each Fund publishes that day’s Basket through NSCC or another method of public dissemination.
Orders from Authorized Participants to create or redeem Creation Units may only be placed on a Business Day and are subject to approval by the Distributor. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor.
Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ statement of additional information.

Distributor
Nuveen Securities, LLC, the Funds’ distributor, distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 333 West Wacker Drive, Chicago, Illinois 60606.

Section 4 Investing in the Funds	49

Distribution and Service Payments
Distribution and Service Plan
Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Fund is authorized to pay fees at an annual rate of up to 0.25% of the Fund’s average daily net assets for the sale and distribution of the Fund’s shares. No distribution fees are currently charged to the Funds; there are no plans to impose distribution fees, and no such fees will be charged for at least twelve months from the date of this prospectus. Additionally, the implementation of any such fees would require approval by the Board prior to implementation. Because these fees would be paid out of a Fund’s assets on an on-going basis, if such fees are charged in the future, they would increase the cost of your investment and might cost you more over time than paying other types of sales charges.
Other Payments by the Adviser
The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETFs complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Nuveen ETFs over another investment. More information regarding these payments is contained in the Funds’ statement of additional information.

50	Section 4 Investing in the Funds

Frequent Trading
The Funds do not impose any restrictions on the frequency of purchases and redemptions (“frequent trading”); however, the Funds reserve the right to reject or limit purchases at any time as described in the statement of additional information. In determining that no restrictions on frequent trading were necessary, the Board evaluated the risks of frequent trading to the Funds and their shareholders. The Board considered that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because secondary market trades do not involve the Funds directly, the Board concluded that such trades were unlikely to cause many of the harmful effects of frequent trading, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to purchases and redemptions by Authorized Participants directly from the Funds that are effected in-kind (i.e., for securities), the Board concluded that those trades do not have the potential to cause the harmful effects that may result from frequent cash trades. To the extent that a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board recognized that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that a Fund’s shares trade at or close to NAV. In addition, the Board recognized that the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades.

Section 4 Investing in the Funds	51

Section 5 General Information

Dividends and Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as dividends and distributions.
Each Fund may earn interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as dividends. Dividends, if any, are declared and paid monthly.
Each Fund will generally realize short-term capital gains or losses whenever it sells assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells assets held for more than one year. Net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders once a year at year end.
Each Fund may utilize derivatives or make investments in certain securities which result in distributions that ultimately constitute a return of capital to shareholders.
Each Fund reserves the right to declare special distributions if such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Your broker is responsible for distributing any dividends and capital gain distributions to you.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this prospectus is provided as general information, based on current laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. There is no guarantee that shares of the Funds will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Funds make distributions, you sell Fund shares, or (for Authorized Participants only) you purchase or redeem Creation Units.

52	Section 5 General Information

Taxes and Tax Reporting
Each Fund intends to qualify each year for treatment as a regulated investment company. If it meets certain minimum distribution requirements, a regulated investment company is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund intends to make distributions that may be taxed as ordinary income or capital gains. Distributions of a Fund’s net capital gain are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at tax rates up to 20% (lower tax rates apply to individuals in lower tax brackets), while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares.
Dividends that are reported by a Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to a Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of Fund shares. Holding periods may be suspended for these purposes for stock that is hedged. Since a Fund’s income is derived primarily from interest income, it is not expected that a Fund will distribute “qualified dividend income” or income that would qualify for the dividends-received deduction for corporate shareholders.
The sale of shares in your account may produce a gain or loss, and is a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of long-term capital gain dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.
In general, your distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared and payable to shareholders of record in October, November or December of the prior year, however, may be taxable to you in the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).
Early in each year, you will receive a statement from the firm through which you hold your Fund shares detailing the amount and nature of all distributions that you were paid during the prior year. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.

Section 5 General Information	53

Dividends and distributions from the Funds and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
When seeking to satisfy redemption requests in whole or in part on a cash basis, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process were used.
Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.
Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend” and generally should be avoided by taxable investors. The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Cost Basis Method
You may elect a cost basis method to apply to shares held in your account with your financial intermediary. The cost basis method you select will determine the order in which such shares are sold and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. Please contact your financial intermediary for instructions on how to make your election. If you do not make an election, your financial intermediary will choose its own default cost basis method.
Taxes on Creation and Redemption of Creation Units
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value

54	Section 5 General Information

of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.
Foreign Investments by the Funds
Dividends, interest and other income received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds may need to file special claims for refund to secure the benefit of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund may elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Funds under all applicable tax laws.

Section 5 General Information	55

Net Asset Value
Each Fund’s NAV is determined as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (“NYSE”) on each Business Day. NAV is generally based on prices at the time of the close of trading on the NYSE; however, trading in U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of trading on the NYSE, and the values of such securities used in computing the NAV of each Fund are generally determined as of such times. Each Fund’s NAV per share is calculated by taking the value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. Each Fund’s latest NAV per share is available on the Fund’s website at www.nuveen.com/etf.
In determining NAV, exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. If such market quotations are not readily available or are not considered reliable, an exchange-traded instrument will be valued at its fair value as determined in good faith using procedures approved by the Adviser, subject to the oversight and review of the Board. For example, the fair value of an exchange-traded instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser or Sub-Adviser.
The price of an exchange-traded instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board has designated the Adviser as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Adviser the day-to-day responsibility of making fair value determinations. All fair value determinations made by the Adviser are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Premium/Discount Information
Information showing the number of days the market price of each Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) are made available on the Funds’ website at www.nuveen.com/etf.

56	Section 5 General Information

Fund Service Providers
Citibank, N.A. is the administrator, custodian and transfer agent for the Funds.

Index Provider
NUAG only:
The Fund’s Index is sponsored by ICE Data Indices, LLC (“ICE Data”). ICE Data is not affiliated with the Fund, the Adviser, the Sub-Adviser, the Distributor, BBH or any of their respective affiliates. The Adviser has entered into a license agreement with ICE Data to use the Index and sublicenses its rights thereunder to the Fund at no charge.
The Fund is not sponsored, endorsed, sold or promoted by ICE Data. ICE Data has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund, nor makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the Fund or the advisability of investing in the Fund, particularly the ability of the Index to track performance of any market or strategy. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to the Adviser or the Fund or their holders. ICE Data has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund are to be priced, sold, purchased, or redeemed. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Fund.
ICE DATA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND ICE DATA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE DATA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ADVISER, SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
“ICE Data,” the “ICE BofA Enhanced Yield U.S. Broad Bond Indexsm” and the “ICE BofA Enhanced Yield 1-5 Year U.S. Broad Bond Indexsm” are trademarks of ICE Data or its affiliates and have been licensed for use by the Adviser.
NUSA, NUHY and NUBD only:
Each Fund’s Index is maintained by Bloomberg pursuant to an agreement between Bloomberg and MSCI ESG Research (collectively, the “Index Providers”). None of the Index Providers is affiliated with the Funds, the Adviser, the Sub-Adviser, the Distributor or any of their respective affiliates.

Section 5 General Information	57

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH LLC (“MSCI ESG RESEARCH”), BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”) OR ANY OF THEIR RESPECTIVE AFFILIATES, INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY (COLLECTIVELY, THE “INDEX PARTIES”) INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY BLOOMBERG MSCI ESG INDEX (EACH, AN “INDEX”). THE INDEXES ARE THE EXCLUSIVE PROPERTY OF THE APPLICABLE INDEX PARTY. “BLOOMBERG”, “MSCI ESG RESEARCH”, AND THE INDEX NAMES, ARE THE RESPECTIVE TRADE AND/OR SERVICE MARKS OF BLOOMBERG, MSCI ESG RESEARCH, OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY NUVEEN. NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI ESG RESEARCH, BLOOMBERG, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

58	Section 5 General Information

No purchaser, seller or holder of shares of the Fund, or any other person or entity, should use or refer to any MSCI ESG Research or Bloomberg trade name, trademark or service mark to sponsor, endorse, market or promote the Funds without first contacting MSCI ESG Research to determine whether permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI ESG Research or Bloomberg without prior written permission.

Listing Exchange
Shares of the Funds are not sponsored, endorsed or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the ability of a Fund to track the total return performance of its Index or the ability of the Index to track fixed income performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Indexes, nor in the determination of the timing of, prices of or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of shares of the Funds. The Listing Exchange does not guarantee the accuracy and/or the completeness of the Indexes or any data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust, on behalf of the Funds as licensees, licensees’ customers and counterparties, owners of shares of the Funds or any other person or entity, from the use of the Indexes or any data included therein in connection with the rights licensed as described herein or for any other use.
The Listing Exchange makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Section 5 General Information	59

Section 6 Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report for the most recent fiscal year, along with each Fund’s financial statements, are included in the Funds’ Annual Financial Statements and Other Information, which is available on the Funds’ website and upon request and as part of the Funds’ most recent Form N-CSR, which is available on the SEC’s website. The financial statements for the years ended July 31, 2024 and prior were audited by other independent auditors.
Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions
Year Ended July 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Market Price, End of Period
NUAG
2025	$21.07	$0.94	$(0.12)	$0.82	$(0.95)	$-	$-	$(0.95)	$20.94	$20.96
2024	20.64	0.77	0.52	1.29	(0.86)	-	-	(0.86)	21.07	21.09
2023	22.02	0.75	(1.30)	(0.55)	(0.83)	-	-	(0.83)	20.64	20.68
2022	25.17	0.39	(3.01)	(2.62)	(0.53)	-	-	(0.53)	22.02	22.09
2021	26.08	0.33	(0.55)	(0.22)	(0.69)	-	-	(0.69)	25.17	25.18

NUSA
2025	23.17	0.90	0.12	1.02	(0.92)	-	-	(0.92)	23.27	23.28
2024	22.83	0.87	0.39	1.26	(0.92)	-	-	(0.92)	23.17	23.21
2023	23.48	0.56	(0.58)	(0.02)	(0.63)	-	-	(0.63)	22.83	22.83
2022	25.29	0.31	(1.62)	(1.31)	(0.50)	-	-	(0.50)	23.48	23.52
2021	25.61	0.34	(0.08)	0.26	(0.58)	-	-	(0.58)	25.29	25.31

NUHY
2025	21.24	1.36	0.35	1.71	(1.39)	-	-	(1.39)	21.56	21.58
2024	20.61	1.42	0.63	2.05	(1.42)	-	-	(1.42)	21.24	21.28
2023	21.48	1.13	(0.65)	0.48	(1.35)	-	-	(1.35)	20.61	20.68
2022	24.71	1.02	(3.04)	(2.02)	(1.21)	-	-	(1.21)	21.48	21.63
2021	24.43	1.04	0.47	1.51	(1.23)	-	-	(1.23)	24.71	24.78

NUBD
2025	22.21	0.82	(0.11)	0.71	(0.82)	-	-	(0.82)	22.10	22.10
2024	21.87	0.61	0.46	1.07	(0.73)	-	-	(0.73)	22.21	22.21
2023	23.36	0.54	(1.36)	(0.82)	(0.67)	-	-	(0.67)	21.87	21.90
2022	26.29	0.41	(2.81)	(2.40)	(0.53)	-	-	(0.53)	23.36	23.40
2021	27.31	0.45	(0.92)	(0.47)	(0.55)	-	-	(0.55)	26.29	26.30

60	Section 6 Financial Highlights

	Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Market Price(b)	Net Assets, End of Period (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

4.05%	3.98%	$58,641	0.20%	4.51%	47%
6.44	6.38	35,817	0.21	3.76	48
(2.51)	(2.62)	33,016	0.21	3.58	54
(10.50)	(10.27)	165,182	0.20	1.65	81
(0.81)	(0.64)	173,676	0.20	1.32	235

4.54	4.38	32,579	0.15	3.90	38
5.65	5.81	32,433	0.16	3.81	37
(0.08)	(0.20)	41,089	0.20	2.43	78
(5.20)	(5.13)	37,566	0.20	1.27	77
1.03	0.80	40,456	0.20	1.33	46

8.34	8.26	97,012	0.30	6.37	49
10.43	10.25	89,222	0.31	6.87	43
2.47	2.07	103,043	0.31	5.50	44
(8.44)	(8.07)	96,652	0.31	4.42	56
6.32	5.25	96,378	0.35	4.14	65

3.20	3.23	402,145	0.15	3.70	10
5.03	4.88	368,722	0.16	2.80	13
(3.47)	(3.53)	273,413	0.16	2.47	14
(9.24)	(9.09)	256,945	0.16	1.64	45
(1.72)	(1.90)	262,884	0.20	1.69	33

(a)	Based on average shares outstanding.

(b)
Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the closing market price per share over the period, including the assumed reinvestment of distributions, if any, at the closing market price per share on each ex-dividend payment date during the period. Since shares of the Fund did not trade in the secondary market until after the Fund’s commencement of operations, for the period from the commencement of operations to the first day of market trading, the NAV is used as a proxy for the market price to calculate market price returns. Total returns are not annualized.

(c)	Does not include in-kind transactions.

Section 6 Financial Highlights	61

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, the Adviser and the sub-adviser. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments will be available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Funds’ most recent statement of additional information, annual and semi-annual reports, financial statements, and certain other information are available, free of charge, by calling Nuveen Investor Services at (888) 290-9881, on the Funds’ website at www.nuveen.com/etf, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the SEC. Reports, financial statements, and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
www.nuveen.com/etf
No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of Fund shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Funds. Neither the delivery of this prospectus nor any sale of Fund shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus. Please read and keep this prospectus for future reference.
Dealers effecting transactions in Fund shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Funds are a series of Nushares ETF Trust, whose Investment Company Act file number is 811-23161.

NPR-NUETF-1125P

Exchange-Traded Funds	28 November 2025

Fund Name	Listing Exchange	Ticker Symbol

Nuveen Core Plus Bond ETF	NASDAQ Stock Market LLC	NCPB
Nuveen Preferred and Income ETF	NASDAQ Stock Market LLC	NPFI
Nuveen Ultra Short Income ETF	NASDAQ Stock Market LLC	NUSB

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus

Section 1 Fund Summaries 2
Nuveen Core Plus Bond ETF 2
Nuveen Preferred and Income ETF 9
Nuveen Ultra Short Income ETF 15
Section 2 Additional Detail About the Funds’
Strategies, Holdings and Risks 21
Investment Objective and Principal Investment Strategies 21
Portfolio Holdings 22
Disclosure of Portfolio Holdings 25
Risks 25
Section 3 Fund Management 43
Who Manages the Funds 43
Management Fees 45
Section 4 Investing in the Funds 46
Purchase and Sale of Fund Shares 46
Purchase and Redemption of Creation Units 47
Distributor 47
Distribution and Service Payments 48
Frequent Trading 49
Section 5 General Information 50
Dividends and Distributions 50
Taxes 50
Net Asset Value 54
Premium/Discount Information 54
Fund Service Providers 55
Listing Exchange 55
Section 6 Financial Highlights 56

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Section 1 Fund Summaries
Nuveen Core Plus Bond ETF
Investment Objective
The investment objective of the Fund is to seek total return, primarily through current income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.31%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$32
3 Years	$100
5 Years	$174
10 Years	$393

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pursue its investment objective by investing under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income producing fixed income securities. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 65% of the Fund’s assets, is invested primarily in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The securities within the Fund’s first segment are mainly high-quality instruments rated in the top four credit categories by a nationally recognized statistical rating organization (“NRSRO”) or deemed to be of the same quality by the Fund’s sub-adviser using its own credit analysis. The second segment, which will not exceed 35% of the Fund’s assets, is invested in securities rated below investment grade (commonly referred to as “high yield” or “junk” bonds) or the unrated equivalent. These securities generally are rated in the fifth or lower rating categories (rated BB/Ba or lower). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Non-investment-grade securities are speculative in nature.
The Fund may invest in fixed-income securities of all types, including any duration, with the expected duration of the Fund being between 5 and 7 years.

2	Section 1 Fund Summaries

The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.
The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of the sub-adviser to predict correctly mortgage prepayments and interest rates.
The Fund can make foreign investments, including investments in emerging market countries and non-dollar-denominated instruments, but the Fund does not expect such investments to exceed 25% of its assets under most circumstances. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different sectors and maturities. Relative value trading is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.
In addition, the Fund may invest up to 20% of its net assets in derivative instruments and cash. The Fund may use credit default swaps and futures contracts, in connection with its principal investment strategies, in certain market conditions, to hedge against default risk and manage duration risk, respectively.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.

Section 1 Fund Summaries	3

Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Default Swap Risk—If the Fund “buys” protection in a credit default contract and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date, and the investment performance of the Fund will be worse than if the Fund had not entered into the swap. Credit default swaps also involve the risk that a loss may be sustained as a result of the failure of the other party to the contract to make required payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operation risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Fund’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates. These transactions are subject to the risk that the counterparty to the transaction may not, or may be unable to, perform in accordance with the terms of the instrument.
Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Fund’s sub-adviser to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries and may be subject to foreign government intervention, including the imposition of capital

4	Section 1 Fund Summaries

controls and/or sanctions. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts, sanctions imposed by the United States, terrorism, and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Futures Contract Risk—The successful use of futures contracts draws upon the sub-adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Illiquid Investments Risk—Certain securities held by the Fund could be or become illiquid investments, which may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of

Section 1 Fund Summaries	5

trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV. Because securities held by the Fund may trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the last quote from the security’s closed foreign market and the value of such security during the Fund’s domestic trading day, which in turn may result in differences between the market price of the Fund’s shares and the underlying value of those shares.
Mortgage- and Asset-Backed Securities Risk—Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government (i.e., non-agency mortgage-backed securities) are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. This may be due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

6	Section 1 Fund Summaries

Unrated Security Risk—Unrated securities determined by the Fund’s sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Fund Performance
The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Joseph Higgins, CFA	Managing Director	March 2024

Nicholas Travaglino	Senior Managing Director	March 2024

Katherine Renfrew	Managing Director	March 2024

Kristal Y. Seales, CFA	Managing Director	February 2025
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Section 1 Fund Summaries	7

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Section 1 Fund Summaries

Nuveen Preferred and Income ETF
Investment Objective
The investment objective of the Fund is to seek to provide a high level of current income and total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.56%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$57
3 Years	$179
5 Years	$313
10 Years	$701

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pursue its investment objective by investing, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities and other income producing securities. The Fund may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but perpetual preferred securities are subordinate to an issuer’s senior debt and junior debt as to both payments and payouts. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.
The Fund’s investments in preferred securities will primarily be categorized as institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” Institutional preferred securities are typically issued in large, institutional lot sizes by U.S. and non-U.S. financial services companies and other companies.
The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid

Section 1 Fund Summaries	9

securities possess varying combinations of features of both debt and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.
The term “preferred securities” also includes certain forms of debt that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed perpetual preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt in the capital structure of an issuer.
The Fund may also invest in income producing securities that are not preferred securities. These include contingent capital securities (sometimes referred to as “CoCos”), which are hybrid securities, issued primarily by non-U.S. financial institutions, that have loss absorption mechanisms benefitting the issuer built into their terms. These loss absorption mechanisms may include automatic conversion into the issuer’s common stock or an automatic write down of the security’s principal amount upon the occurrence of a specified trigger or event. In addition, although the Fund will invest primarily in preferred securities and CoCos, it may invest up to 20% of its net assets, in the aggregate, in corporate debt securities, U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities) and taxable municipal securities.
The Fund may also invest in preferred securities or CoCos that are convertible into common stock. The Fund may invest up to 20% of its net assets in cash or convertible securities.
The Fund will primarily invest in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one nationally recognized statistical rating organization (“NRSRO”) and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) or unrated securities judged to be of comparable quality by the Fund’s portfolio managers at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund will also invest at least 40% of its assets in securities of non-U.S. issuers denominated in U.S. dollars.
The Fund may invest in securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) (“restricted securities”), including securities sold in private placement transactions between issuers and their purchasers and securities that meet the requirements of Rule 144A under the Securities Act (“Rule 144A securities”). Rule 144A securities may be resold under certain circumstances only to qualified institutional buyers as defined by the rule.
The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in the financial services sector.
The Fund’s sub-adviser considers several factors in constructing the Fund’s portfolio of preferred securities, including credit risk, diversification, preferred sub-market analysis, call protection and yield curve analysis. From this analysis, the Fund’s sub-adviser builds a portfolio of securities that it believes offers the most attractive mix of value relative to securities with similar credit ratings, current income and call protection.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.

10	Section 1 Fund Summaries

Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.
Contingent Capital Security Risk—CoCos have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.
Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
Financial Services Sector Risk—The Fund currently invests a significant portion of its assets in the financial services sector, although this may change over time. Financial services companies are particularly sensitive to the adverse effects of economic recession; changes in government regulation; the availability of capital; volatile interest rates; and the health of the commercial and residential real estate markets.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts, sanctions imposed by the United States, terrorism, and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Section 1 Fund Summaries	11

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds and preferred securities, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), and although the Fund intends to redeem its shares primarily in-kind, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV. Because securities held by the Fund may trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the last quote from the security’s closed foreign market and the value of such security during the Fund’s domestic trading day, which in turn may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

12	Section 1 Fund Summaries

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.
Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having fixed interest rates or dividends, which may result in a decline in value in a rising interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.
Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at current market value.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Unrated Security Risk—Unrated securities determined by the Fund’s sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Fund Performance
The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Section 1 Fund Summaries	13

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since

Douglas M. Baker, CFA	Senior Managing Director	March 2024

Brenda A. Langenfeld, CFA	Managing Director	March 2024
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	Section 1 Fund Summaries

Nuveen Ultra Short Income ETF
Investment Objective
The investment objective of the Fund is to seek total return, consistent with preservation of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.17%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.17%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$17
3 Years	$55
5 Years	$96
10 Years	$217

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pursue its investment objective by investing, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income producing fixed income securities. The Fund will invest primarily in investment grade fixed income securities, which are instruments rated in the top four credit categories by a nationally recognized statistical rating organization (“NRSRO”) or deemed to be of the same quality by the Fund’s sub-adviser using its own credit analysis. As part of its principal investment strategy, the Fund may invest in U.S. Treasury securities and agencies, corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Fund may also invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
The Fund seeks to maintain a duration of one year or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be as long as two years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of one year means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with

Section 1 Fund Summaries	15

a 1% increase in interest rates (assuming a parallel shift in yield curve). The longer a portfolio’s duration, the more sensitive it is to changes in interest rates. The Fund uses option-adjusted duration to estimate how much the value of a bond portfolio would be affected by a change in prevailing interest rates. Option-adjusted duration takes into account options embedded in the individual securities that might result in early repayment of principal, thereby shortening their duration.
The Fund also may invest in securities rated below investment grade (commonly referred to as “high yield” or “junk” bonds) or the unrated equivalent. These securities generally are rated in the fifth or lower rating categories by a NRSRO (rated BB/Ba or lower). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the sub-adviser’s discretion.
In addition, the Fund may invest up to 20% of its net assets in derivative instruments and cash. The Fund may use Treasury futures contracts, in connection with its principal investment strategies, in certain market conditions, to hedge against interest rate risk.
The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Concentration Risk—To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries or sector.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

16	Section 1 Fund Summaries

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operation risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts, sanctions imposed by the United States, terrorism, and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.
Futures Contract Risk—The successful use of futures contracts draws upon the sub-adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of

Section 1 Fund Summaries	17

market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV. Because securities held by the Fund may trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the last quote from the security’s closed foreign market and the value of such security during the Fund’s domestic trading day, which in turn may result in differences between the market price of the Fund’s shares and the underlying value of those shares.
Money Market Fund Risk—An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for the Fund to lose money by investing in money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions or impose a fee of up to 2% on amounts the Fund redeems from the money market fund. These measures may result in an investment loss or prohibit the Fund from redeeming shares. Additionally, the Fund indirectly bears the fees and expenses of any money market funds in which it invests.
Mortgage- and Asset-Backed Securities Risk—Mortgage- and asset-backed securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Mortgage-backed

18	Section 1 Fund Summaries

securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. Mortgage- and asset-backed securities that are not backed by the full faith and credit of the U.S. government (i.e., non-agency mortgage-backed securities) are subject to the risk of default on the underlying mortgage, loan or asset, particularly during periods of economic downturn.
Repurchase Agreement Risk—Repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. If the market value of the underlying obligations of a repurchase agreement declines prior to the expiration of the repurchase agreement term, the counterparty must provide additional collateral so that, at all times, the value of the collateral remains greater than the repurchase price of the underlying obligations. Further, if the counterparty to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Restricted Securities Risk—The market for restricted securities, including Rule 144A securities, typically is less active than the market for publicly traded securities. Rule 144A securities and other securities exempt from registration under the Securities Act carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at current market value.
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. This may be due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Ultra Short Fund Risk—The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate.
Unrated Security Risk—Unrated securities determined by the Fund’s sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. Government Securities Risk—U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government or may be subject to certain limitations. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so, which may increase the risk of loss to the Fund.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Section 1 Fund Summaries	19

When-Issued, TBA, Delayed Delivery and Forward Commitment Transaction Risk—The Fund may purchase securities on a when-issued, to-be-announced (“TBA”), delayed delivery or forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery or forward commitment basis may give rise to leverage, and may result in increased volatility of the Fund’s NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA, delayed delivery transaction or forward commitment would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Performance
The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Peter Agrimson, CFA	Managing Director	March 2024
Chad Kemper	Managing Director	March 2024
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	Section 1 Fund Summaries

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks
This prospectus contains important information about investing in the Funds. Please read this prospectus carefully before you make any investment decisions. Additional information regarding each Fund is available at www.nuveen.com/etf or by calling Nuveen Investor Services at (888) 290-9881.

Investment Objectives and Principal Investment Strategies
Each Fund’s investment objective, which is described in the “Fund Summaries” section, may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.
Each Fund’s investment policies may be changed by the Board without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
Each Fund has adopted a non-fundamental investment policy (a “Name Policy”), as follows;
• The Nuveen Core Plus Bond ETF, under normal market conditions, invests at least 80% of the sum of its net assets in income producing fixed income securities.
• The Nuveen Preferred and Income ETF, under normal market conditions, invests at least 80% of the sum of its net assets in preferred securities and other income producing securities.
• The Nuveen Ultra Short Income ETF, under normal market conditions, invests at least 80% of the sum of its net assets in income producing fixed income securities.
These Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. As a result of having a Name Policy, each Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.
Each Fund’s principal investment strategies are discussed in its “Fund Summary” section. These are the strategies that each Fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s sub-adviser uses, or may use, to achieve the Fund’s objective. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that a Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (888) 290-9881 or visit the Fund’s website at www.nuveen.com/etf.

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	21

Portfolio Holdings
Additional information about each Fund’s portfolio holdings can be found below.
U.S. Government Securities
Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.
Corporate Debt Securities
Each Fund may invest in corporate debt securities issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.
Mortgage-Backed Securities
The Nuveen Core Plus Bond ETF and Nuveen Ultra Short Income ETF may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. Mortgage-backed securities may be guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations. Mortgage-backed securities may also be privately issued; these include commercial mortgage-backed securities.
Asset-Backed Securities
The Nuveen Core Plus Bond ETF and Nuveen Ultra Short Income ETF may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile loans and credit-card receivables, and which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered.
Preferred Securities
The Nuveen Preferred and Income ETF invests in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

22	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Dollar Rolls
The Nuveen Core Plus Bond ETF may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund forgoes principal and interest paid on the mortgage-backed securities. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of the Fund will be less than what the performance would have been without the use of the mortgage dollar roll.
Non-U.S. Investments
Each Fund may invest in securities of non-U.S. issuers that are listed and trade on a foreign exchange. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. The Fund’s investment in non-U.S. equity securities may include direct investment in securities of non-U.S. companies traded overseas as well as American Depositary Receipts (“ADRs”) and other types of depositary receipts.
The Nuveen Core Plus Bond ETF may invest in issuers located in emerging markets. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
Derivatives
As a non-principal investment strategy for the Nuveen Preferred and Income ETF and a principal investment strategy for the Nuveen Core Plus Bond ETF and Nuveen Ultra Short Income ETF, each Fund may invest in derivatives. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements.
Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

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Investment Companies and Other Pooled Investment Vehicles
As a non-principal investment strategy, each Fund may invest in securities of other open-end or closed-end investment companies, including ETFs. In addition, each Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primary in securities of the types in which the Fund may invest directly. As a shareholder in an investment company or other pooled investment vehicle, each Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in an investment company or other pooled investment vehicle. In addition, each Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.
Zero Coupon Bonds
As a principal investment strategy for the Nuveen Ultra Short Income ETF and a non-principal investment strategy for the Nuveen Core Plus Bond ETF and Nuveen Preferred and Income ETF, each Fund may invest in zero coupon bonds. Zero coupon bonds pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero coupon bonds are issued at substantial discounts from their value at maturity.
Cash Equivalents and Short-Term Investments
As a principal investment strategy for the Nuveen Ultra Short Income ETF and a non-principal investment strategy for the Nuveen Core Plus Bond ETF and Nuveen Preferred and Income ETF, each Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

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When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the Fund. Dividends, if they constitute “qualified dividends,” are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if that Fund had not loaned its portfolio securities.
Temporary Defensive Positions
In certain situations or market conditions, such as in the case of liquidity concerns and/or unusually large cash inflows or redemptions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund’s shareholders.

Disclosure of Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Funds’ statement of additional information. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds’ website.

Risks
Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. Descriptions of these risks listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in a Fund to be a long-term investment.
Principal Risks
Active management risk: The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, each Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. The sub-adviser’s judgment about markets, interest rates or the attractiveness, relative value, liquidity, or potential appreciation of a particular investment may not prove to be correct. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Fund’s sub-adviser in connection with managing the Fund and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Fund service provider, may also adversely affect the ability of the Fund to achieve its investment goal.
Call risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds (i.e., prepay principal on its higher-yielding debt securities) if they can be refinanced by issuing new bonds that bear a lower interest rate. The Fund is subject

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	25

to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact the Fund’s performance. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. The impact on prepayments on the price of a debt security may be difficult to predict and may increase the security’s volatility.
Cash redemption risk (Nuveen Core Plus Bond ETF and Nuveen Ultra Short Income ETF only): The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and to recognize capital gains that it might not have recognized if it had satisfied the redemption in-kind (i.e., distribute securities as payment of redemption proceeds). Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Concentration risk: To the extent that a Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class. Concentrated exposure to an industry or group of industries may cause a Fund to experience increased market price volatility compared to funds that invest more broadly in the overall market.
Contingent capital security risk (Nuveen Preferred and Income ETF only): A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

26	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible security risk (Nuveen Preferred and Income ETF only): Convertible securities are subject to certain risks of both equity and debt securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions.
Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.
Credit risk: Credit risk is the risk that an issuer of a debt security held by the Fund may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered or, in some cases, withdrawn if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the Fund, can negatively impact the value of the security and the shares of the Fund, and can also affect the security’s liquidity and make it more difficult for the Fund to sell if necessary. When the Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Issuers of unrated securities, issuers with significant debt services requirements in the near to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due.

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To the extent that the Fund holds debt securities that are secured or guaranteed by financial institutions or insurance companies, changes in the credit quality of such obligors could cause the values of these debt securities to decline. Security insurance does not guarantee the value of either individual securities or the share price, distributions or the shares of the Fund. Additionally, the Fund could be delayed or hindered in the enforcement of its rights against an issuer or guarantor.
Credit default swap risk (Nuveen Core Plus Bond ETF only): To the extent the Fund writes a credit default swap, the Fund must set aside or earmark liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a credit default swap at the time of valuation) while the positions are open. If the Fund “buys” protection in a credit default contract and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date, and the investment performance of the Fund will be worse than if the Fund had not entered into the swap. Credit default swaps also involve the risk that a loss may be sustained as a result of the failure of the other party to the contract to make required payments.
Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Currency risk (Nuveen Core Plus Bond ETF only): Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of the Fund. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund to the extent it invests in such non-U.S. securities. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, such currency hedging may not be successful and may lower the Fund’s potential returns.
Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, a Fund’s investment adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by a Fund to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on a Fund could include the inability to calculate NAV, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause a Fund’s investments to lose value.

28	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Derivatives risk (Nuveen Core Plus Bond ETF and Nuveen Ultra Short Income ETF only): The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error, and legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract. Changes in the value of a derivative may also create margin delivery or settlement obligations for a Fund.
The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund.
A Fund may use derivatives to hedge risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
In addition, when a Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the NAV of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Each Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.
Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).
Swap agreements may involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.
Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.

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Options contracts may expire unexercised, which may cause a Fund to realize a capital loss equal to the premium paid on a purchased option or a capital gain equal to the premium received on a written option.
Dollar roll transaction risk (Nuveen Core Plus Bond ETF only): In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the Fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit the Fund may depend upon the sub-adviser’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the Fund increases the amount of the Fund’s assets that are subject to market risk, which could increase the volatility of the price of the Fund’s shares. These transactions are also subject to the risk that the counterparty to the transaction may not, or may be unable to, perform in accordance with the terms of the instrument.
Emerging markets risk (Nuveen Core Plus Bond ETF only): The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. Emerging markets generally do not have the level of market efficiency and strict standards in accounting, auditing, financial reporting, recordkeeping and securities regulation to be on par with advanced economies. Additionally, certain emerging markets do not provide information to or cooperate with the Public Company Accounting Oversight Board or other U.S. regulators. Further, emerging markets are more likely to experience problems with the clearing and settlement of trades, as well as the custody of securities and other assets by local banks, agents and depositories. These issues may have an adverse impact on the Fund, including losses or delays in payments, delivery or recovery of money or other assets. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. Obtaining disclosures comparable to frequency, availability and quality of disclosures required by securities in the U.S. may be difficult. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Fund to evaluate local companies or their potential impact on the Fund’s performance. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries and may be subject to foreign government intervention, including the imposition of capital controls and/or sanctions, which may affect the Fund’s ability to buy, sell, transfer and/or gain exposure to foreign securities and negatively impact the value and/or liquidity of such securities. Shareholder claims that are available in the U.S. (including capital controls and/or derivative litigation), as well as regulatory oversight, authority and enforcement actions that are common in the U.S. by regulators, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. National policies (including capital controls and/or sanctions programs) may limit the Fund’s investment opportunities including prohibitions or restrictions on investment in issuers or industries deemed sensitive to national interests.

30	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Financial services sector risk (Nuveen Preferred and Income ETF only): The Fund currently invests a significant portion of its assets in the financial services sector, although this may change over time. Securities of companies in the financial services sector can be significantly affected by changes in, among other things, interest rates, currency exchange rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants.
Foreign investment risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, as well as armed conflicts and different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. If any of these events were to occur, the affected security may experience drastic declines. In the event of a seizure of assets by a non-U.S. government, a Fund could lose its entire investment in that particular country.
To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.
Other non-U.S. investment risks include the following:
• Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.
• Non-U.S. companies may not be subject to accounting, auditing, financial reporting or recordkeeping standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.
• Non-U.S. markets may be less liquid and more volatile and may be more difficult to value than U.S. markets.
• The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments, including armed conflict or political, social or diplomatic events, particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.
• Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.
• A Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by a Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

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Some countries restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies. Non-U.S. countries may be subject to economic sanctions or other measures by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. In some cases, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region (or depositary receipts representing such securities), it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Fund.
Frequent trading risk (Nuveen Core Plus Bond ETF only): The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Futures contract risk (Nuveen Core Plus Bond ETF and Nuveen Ultra Short Income ETF only): The successful use of futures contracts draws upon the sub-adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance. Additional risks associated with the use of futures contracts include: the risk of imperfect correlation, or even no correlation, between the price movements of the futures contracts and the price movements of the investments being hedged; losses caused by unanticipated market movements, which are potentially unlimited; the inability of the Fund’s sub-adviser to correctly predict the direction of securities prices and other economic factors; the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired; and the risk that the Fund may have to sell securities from its portfolio at a disadvantageous time if it has insufficient cash to meet margin requirements under the futures contract.

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High yield securities risk: Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds (and similar unrated securities). High yield securities usually offer higher yields than investment grade securities, but also involve more risk. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher rated debt securities. High yield securities are considered to be speculative with respect to the ability to pay interest and repay principal. High yield securities may be more susceptible to real or perceived adverse economic conditions, such as a recession or a sustained period of rising interest rates, than investment grade securities, and they generally have more volatile prices, carry more risk to principal and are more likely to experience a default. In addition, high yield securities generally are less liquid than investment grade securities. Any investment in distressed or defaulted securities subjects a fund to even greater credit risk than investments in other below-investment grade securities.
Illiquid investments risk (Nuveen Core Plus Bond ETF only): Certain securities held by a Fund could be or become illiquid investments, which may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments. A Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation.
A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect the Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk.
Income risk: The Fund’s income from its debt securities could decline during periods of falling interest rates because the Fund generally will have to invest the proceeds from sales of Creation Units, as well as the proceeds from maturing portfolio debt securities (or portfolio securities that have been called, see “Call risk” above, or prepaid, see “Mortgage- and asset-backed securities risk” below), in lower-yielding securities. In addition, the Fund’s income could decline when the Fund experiences defaults on debt securities it holds. To the extent that the Fund invests in floating-rate securities, the income generated from such securities will decrease during periods of falling interest rates.
Interest rate risk: Fixed-rate securities held by the Fund will fluctuate in value with changes in interest rates. In general, fixed-rate securities will increase in value when interest rates fall and decrease in value when interest rates rise. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. Very low or negative interest rates may magnify interest rate risk. Changing interest

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	33

rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Under certain circumstances, very low or negative interest rates may cause the Fund to have very low or negative yields on some of its securities. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of debt securities with longer durations or maturities usually change more than the values of debt securities with shorter durations or maturities. Duration is a measure of a security’s price sensitivity to an interest rate change; whereas, maturity measures the number of years until the bond issuer repays principal to the bond holder. Accordingly, a fund that invests in securities with longer durations generally is subject to greater interest rate risk. For example, if interest rates increase or decrease by one percent, a bond’s price will drop or rise, respectively, by approximately one percent for every year of the bond’s duration. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions). Rising interest rates may cause issuers to not make principal and interest payments when due. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. Changes to interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting a Fund’s performance.
Market risk: The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. As a result, the value of the Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations and economic recessions, terror attacks and armed conflict, including the war between Russia and Ukraine as well as the war among Israel, Hamas, and other militant groups in the Middle East, the imposition of tariffs, economic sanctions or trading restrictions, bank failures, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic), may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or wide-spread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Furthermore,

34	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent the Fund from buying and selling securities (in sanctioned countries and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of the Fund’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on the Fund. As inflation increases, the value of the Fund’s assets can decline.
Market liquidity risk: Primary dealer inventories of bonds and preferred securities are a core indication of dealers’ capacity to “make a market” in those securities. A reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Investing in the Funds—Purchase and Redemption of Creation Units” below), if the Fund is forced to sell underlying investments to meet redemption requests or for other cash needs, this decreased liquidity may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices.
Market trading risks: As with all ETFs, a Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a fund’s share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy a Fund’s shares on the secondary market, and you may receive more or less than NAV when you sell those shares. In times of market stress, a Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.
Only certain institutional investors are eligible to purchase and redeem shares directly from a Fund at NAV. In addition, efficient trading in a Fund’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the market place. To the extent these market maker and authorized participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, a Fund’s shares may trade at a material discount to NAV. Because securities held by a Fund may trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, there are likely to be deviations between the last quote from the security's closed foreign market and the value of such security during the Fund's domestic trading day, which in turn may result in differences between the market price of a Fund's shares and the underlying value of those shares.

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During periods of high market volatility, a Fund’s shares may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund’s shares to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order.
Although each Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of a Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).
Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread;” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if a Fund has more trading volume and market liquidity and wider if a Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by a Fund, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Money market fund risk (Nuveen Ultra Short Income ETF only): An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

36	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Mortgage- and asset-backed securities risk (Nuveen Core Plus Bond ETF and Nuveen Ultra Short Income ETF only): The value of mortgage- and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.
A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-backed security defaults, the value of that security may decrease.
A Fund may invest in mortgage-backed securities that are not explicitly backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support in situations in which it was not obligated to do so. Mortgage-backed securities issued by a private issuer (i.e., non-agency mortgage-backed securities), including commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity. There may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, non-agency mortgage-backed securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
Municipal securities risk (Nuveen Preferred and Income ETF only): The values of municipal securities may be adversely affected by local political and economic conditions and developments and, therefore, a Fund’s performance may be tied to the conditions in any of the states and U.S. territories where it is invested. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Accordingly, revenue bonds, which may be repaid only from a specific facility or source, are subject to more economic risk than general obligation bonds, which may be repaid from any revenue source. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state or another obligated party, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that a Fund invests a substantial portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly as the full economic impact of the COVID-19 coronavirus pandemic

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	37

and the reductions in revenues of states and municipalities due to the pandemic are realized. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of a Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.
Preferred security risk (Nuveen Preferred and Income ETF only): There are special risks associated with investing in preferred securities:
Limited voting rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the Trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.
Special redemption rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or by regulatory or major corporate action. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
Payment deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions without any adverse consequences to the issuer. Non-cumulative preferred securities can skip distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood of issuers deferring or skipping distributions.
Subordination. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.
Floating Rate Payments. The dividend or interest rates on preferred securities may be floating, or convert from fixed to floating at a specified future time. The market value of floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed rate securities that will convert to a floating rate at a future time. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on the floating rate securities. Finally, many financial instruments use or may use a floating rate based upon or previously based upon

38	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

the London Interbank Offered Rate, or "LIBOR," which was phased out. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. At this time, it is not possible to predict the effect of the establishment of replacement rates or any other reforms to LIBOR.
Fixed Rate Payments. The market value of preferred securities with fixed dividends or interest rates may decline in a rising interest rate environment.
Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock. Less liquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the values at which the Fund is carrying the securities on its books.
Financial services industry. The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.
Tax risk. The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.
Regulatory risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.
Repurchase agreement risk (Nuveen Ultra Short Income ETF only): A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. If the market value of the underlying obligations of a repurchase agreement declines prior to the expiration of the repurchase agreement term, the counterparty must provide additional collateral so that, at all times, the value of the collateral remains greater than the repurchase price of the underlying obligations. Further, if the counterparty to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

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Restricted securities risk (Nuveen Preferred and Income ETF and Nuveen Ultra Short Income ETF only): A Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Service provider operational risk: A Fund’s service providers, such as a Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact a Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Sovereign debt risk (Nuveen Core Plus Bond ETF and Nuveen Ultra Short Bond ETF only): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. This may be due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. Additionally, the defaulting governmental entity may restructure their debt payments, possibly without the approval of some or all debt holders. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments. There may be limited recourse against a defaulting governmental entity as there is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Ultra short fund risk (Nuveen Ultra Short Income ETF only): The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund may be more susceptible than a money market fund to interest rate

40	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate.
Unrated security risk: Unrated securities determined by a Fund’s sub-adviser to be of comparable quality to rated securities which a Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
U.S. government securities risk: U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so. Therefore, securities issued by U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government may involve increased risk of loss of principal and interest. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Valuation risk: The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
When-issued, TBA, delayed delivery and forward commitment transaction risk (Nuveen Ultra Short Income ETF only): The Fund may purchase securities on a when-issued, TBA, delayed delivery or forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery or forward commitment basis may give rise to leverage, and may result in increased volatility of the Fund’s NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
Zero coupon bonds risk (Nuveen Ultra Short Income ETF only): As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds

Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks	41

may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by certain tax laws.
Non-Principal Risks
Global economic risk: National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019, Russia’s invasion of Ukraine, and the war among Israel, Hamas, and other militant groups in the Middle East. These types of events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Other investment companies risk: When a Fund invests in other investment companies, such as ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, a Fund is exposed to the risks to which the other investment companies may be subject. For Funds that invest in index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

42	Section 2 Additional Detail About the Funds' Strategies, Holdings and Risks

Section 3 Fund Management

Who Manages the Funds
Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Funds, oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for each Fund to operate. The Adviser is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by the Adviser. The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.
The Adviser has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or “NAM”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of each Fund’s assets on a discretionary basis, subject to the supervision of the Adviser. As of September 30, 2025, Nuveen Asset Management managed approximately $295.9 billion in assets.
The Funds are managed by multiple portfolio managers, who are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. Each portfolio manager may be responsible for different aspects of a Fund’s management. For example, one manager may be principally responsible for selecting appropriate investments for a Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing each Fund’s investments, along with their relevant experience. The Funds’ portfolio managers may change from time to time.

Section 3 Fund Management	43

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Sub-Adviser	Total
NUVEEN CORE PLUS BOND ETF
Joseph Higgins, CFA Managing Director	Nuveen Asset Management and other affiliated investment advisers (fixed income portfolio management)	1995	1995

Nicholas Travaglino Senior Managing Director	Nuveen Asset Management and other affiliated investment advisers (fixed income portfolio management)	2014	1997

Katherine Renfrew Managing Director	Nuveen Asset Management and other affiliated investment advisers (fixed income portfolio management)	1997	1994

Kristal Y. Seales, CFA Managing Director	Nuveen Asset Management and other affiliated investment advisers (high yield portfolio management)	2001	2001

NUVEEN PREFERRED AND INCOME ETF
Douglas M. Baker, CFA Senior Managing Director Head of Preferred Securities Sector Team	Nuveen Asset Management and other advisory affiliates (fixed income equity portfolio management)	2006	1996

Brenda A. Langenfeld, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (fixed income and real asset income portfolio management)	2004	2004
NUVEEN ULTRA SHORT INCOME ETF
Peter Agrimson, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (fixed income portfolio management)	2008	2005

Chad Kemper Senior Director	Nuveen Asset Management and other affiliated investment advisers (fixed income portfolio management)	1999	1999

* Including tenure at affiliate or predecessor firms, as applicable.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

44	Section 3 Fund Management

Management Fees
As compensation for the services it provided to each Fund during the most recent fiscal year ended July 31, 2025, the Adviser received a management fee from each Fund based on a percentage of the Fund’s average daily net assets, in the amounts set forth below:

Fund Name	Management Fee
Nuveen Core Plus Bond ETF	0.30%
Nuveen Preferred and Income ETF	0.55%
Nuveen Ultra Short Income ETF	0.17%

The Adviser is responsible for substantially all other expenses of each Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.
A discussion regarding the basis for the Board’s approval of the investment management agreements is available in the Funds’ Annual Financial Statements and Other Information dated July 31, 2025, which is included in the Funds’ report filed on Form N-CSR and available on the Funds’ website.

Section 3 Fund Management	45

Section 4 Investing in the Funds

Purchase and Sale of Fund Shares
Each Fund is an ETF, which differs from a mutual fund in important ways. Shares of a mutual fund are purchased and redeemed by all shareholders directly from the issuing fund at NAV. By contrast, most investors will buy and sell shares of the Funds through a broker on a national securities exchange, where each Fund’s shares are listed and trade throughout the day at market prices like shares of other publicly traded securities. The Funds do not impose any minimum investment for shares of a Fund purchased on an exchange or otherwise in the secondary market. Each Fund’s shares trade under the trading symbol listed on the cover of this prospectus.
Purchasing or selling shares of a Fund on an exchange or other secondary market typically involves two types of costs. When purchasing or selling shares of a Fund through a broker, you may incur a brokerage commission. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference on the exchange between the bid price and the ask price for a share of a Fund. The spread will vary over time based on a Fund’s trading volume and market liquidity.
Each Fund’s primary listing exchange is the NASDAQ Stock Market LLC (the “Listing Exchange”). The Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Holiday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Trading Prices
The trading prices of a Fund’s shares on the Listing Exchange generally differ from the Fund’s NAV and are affected by market forces such as the supply of and demand for the Fund’s shares as well as the securities held by the Fund, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market is based on the market price of a Fund’s shares, which may be more or less than the NAV of such shares.

46	Section 4 Investing in the Funds

Householding
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Funds.

Purchase and Redemption of Creation Units
Only certain institutional investors (typically market makers or other broker-dealers) who have entered into agreements with Nuveen Securities, LLC, the Funds’ distributor (the “Distributor”) (“Authorized Participants”), may purchase and redeem shares directly from the Funds at NAV and only in large blocks of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares are not redeemable by a Fund. An Authorized Participant must be either a DTC participant or a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”).
The Funds generally issue and redeem Creation Units in exchange for a designated in-kind basket of Fund securities and/or a designated amount of cash (together, the “Basket”). Each day the Listing Exchange is open for trading (a “Business Day”), prior to the opening of trading, each Fund publishes that day’s Basket through NSCC or another method of public dissemination.
Orders from Authorized Participants to create or redeem Creation Units may only be placed on a Business Day and are subject to approval by the Distributor. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor.
Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ statement of additional information.

Distributor
Nuveen Securities, LLC, the Funds’ distributor, distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 333 West Wacker Drive, Chicago, Illinois 60606.

Section 4 Investing in the Funds	47

Distribution and Service Payments
Distribution and Service Plan
Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Fund is authorized to pay fees at an annual rate of up to 0.25% of the Fund’s average daily net assets for the sale and distribution of the Fund’s shares. No distribution fees are currently charged to the Funds; there are no plans to impose distribution fees, and no such fees will be charged for at least twelve months from the date of this prospectus. Additionally, the implementation of any such fees would require approval by the Board prior to implementation. Because these fees would be paid out of a Fund’s assets on an on-going basis, if such fees are charged in the future, they would increase the cost of your investment and might cost you more over time than paying other types of sales charges.
Other Payments by the Adviser
The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETFs complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Nuveen ETFs over another investment. More information regarding these payments is contained in the Funds’ statement of additional information.

48	Section 4 Investing in the Funds

Frequent Trading
The Funds do not impose any restrictions on the frequency of purchases and redemptions (“frequent trading”); however, the Funds reserve the right to reject or limit purchases at any time as described in the statement of additional information. In determining that no restrictions on frequent trading were necessary, the Board evaluated the risks of frequent trading to the Funds and their shareholders. The Board considered that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because secondary market trades do not involve the Funds directly, the Board concluded that such trades were unlikely to cause many of the harmful effects of frequent trading, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to purchases and redemptions by Authorized Participants directly from the Funds that are effected in-kind (i.e., for securities), the Board concluded that those trades do not have the potential to cause the harmful effects that may result from frequent cash trades. To the extent that a Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board recognized that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that a Fund’s shares trade at or close to NAV. In addition, the Board recognized that the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades.

Section 4 Investing in the Funds	49

Section 5 General Information

Dividends and Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as dividends and distributions.
Each Fund may earn interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as dividends. Dividends, if any, are declared and paid monthly.
Each Fund will generally realize short-term capital gains or losses whenever it sells assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells assets held for more than one year. Net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders once a year at year end.
Each Fund may utilize derivatives or make investments in certain securities which result in distributions that ultimately constitute a return of capital to shareholders.
Each Fund reserves the right to declare special distributions if such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Your broker is responsible for distributing any dividends and capital gain distributions to you.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this prospectus is provided as general information, based on current laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. There is no guarantee that shares of the Funds will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Funds make distributions, you sell Fund shares, or (for Authorized Participants only) you purchase or redeem Creation Units.

50	Section 5 General Information

Taxes and Tax Reporting
Each Fund intends to qualify each year for treatment as a regulated investment company. If it meets certain minimum distribution requirements, a regulated investment company is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund intends to make distributions that may be taxed as ordinary income or capital gains. Distributions of a Fund’s net capital gain are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at tax rates up to 20% (lower tax rates apply to individuals in lower tax brackets), while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares.
Dividends that are reported by a Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to a Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of Fund shares. Holding periods may be suspended for these purposes for stock that is hedged. Since a Fund’s income is derived primarily from interest income, it is not expected that a Fund will distribute “qualified dividend income” or income that would qualify for the dividends-received deduction for corporate shareholders.
The sale of shares in your account may produce a gain or loss, and is a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of long-term capital gain dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.
In general, your distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared and payable to shareholders of record in October, November or December of the prior year, however, may be taxable to you in the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).
Early in each year, you will receive a statement from the firm through which you hold your Fund shares detailing the amount and nature of all distributions that you were paid during the prior year. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.

Section 5 General Information	51

Dividends and distributions from the Funds and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
When seeking to satisfy redemption requests in whole or in part on a cash basis, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process were used.
Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.
Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend” and generally should be avoided by taxable investors. The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Cost Basis Method
You may elect a cost basis method to apply to shares held in your account with your financial intermediary. The cost basis method you select will determine the order in which such shares are sold and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. Please contact your financial intermediary for instructions on how to make your election. If you do not make an election, your financial intermediary will choose its own default cost basis method.
Taxes on Creation and Redemption of Creation Units
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value

52	Section 5 General Information

of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.
Foreign Investments by the Funds
Dividends, interest and other income received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds may need to file special claims for refund to secure the benefit of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund may elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Funds under all applicable tax laws.

Section 5 General Information	53

Net Asset Value
Each Fund’s NAV is determined as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (“NYSE”) on each Business Day. NAV is generally based on prices at the time of the close of trading on the NYSE; however, trading in U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of trading on the NYSE, and the values of such securities used in computing the NAV of each Fund are generally determined as of such times. Each Fund’s NAV per share is calculated by taking the value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. Each Fund’s latest NAV per share is available on the Fund’s website at www.nuveen.com/etf.
In determining NAV, exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. If such market quotations are not readily available or are not considered reliable, an exchange-traded instrument will be valued at its fair value as determined in good faith using procedures approved by the Adviser, subject to the oversight and review of the Board. For example, the fair value of an exchange-traded instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser or Sub-Adviser.
The price of an exchange-traded instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board has designated the Adviser as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Adviser the day-to-day responsibility of making fair value determinations. All fair value determinations made by the Adviser are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Premium/Discount Information
Information showing the number of days the market price of each Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) are made available on the Funds’ website at www.nuveen.com/etf.

54	Section 5 General Information

Fund Service Providers
Citibank, N.A. is the administrator, custodian and transfer agent for the Funds.

Listing Exchange
Shares of the Funds are not sponsored, endorsed or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the ability of the Fund to achieve its investment objective. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of shares of the Funds. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Section 5 General Information	55

Section 6 Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the period of operations for each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report for the most recent fiscal year, along with each Fund’s financial statements, are included in the Funds’ Annual Financial Statements and Other Information, which is available on the Funds’ website and upon request and as part of the Funds’ most recent Form N-CSR, which is available on the SEC’s website. The financial statements for the years ended July 31, 2024 and prior were audited by other independent auditors.
Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions
Year Ended July 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Market Price, End of Period
NCPB
2025	$25.35	$1.28	$(0.31)	$0.97	$(1.27)	$(0.07)	$-	$(1.34)	$24.98	$24.96
2024(d)	25.00	0.53	0.21	0.74	(0.39)	-	-	(0.39)	25.35	25.35

NPFI
2025	25.54	1.46	0.64	2.10	(1.43)	(0.08)	-	(1.51)	26.13	26.12
2024(d)	25.00	0.59	0.41	1.00	(0.29)	-	(0.17)	(0.46)	25.54	25.63

NUSB
2025	25.16	1.14	0.08	1.22	(1.07)	-	-	(1.07)	25.31	25.31
2024(d)	25.00	0.52	0.03	0.55	(0.39)	-	-	(0.39)	25.16	25.16

56	Section 6 Financial Highlights

	Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Market Price(b)	Net Assets, End of Period (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

3.88%	3.85%	$55,582	0.31%		5.13%		143%
2.99	2.99	40,558	0.30	(e)	5.32	(e)	34

8.48	8.05	56,828	0.56		5.70		28
4.05	4.41	17,241	0.55	(e)	5.84	(e)	6

4.94	4.97	151,843	0.17		4.51		16
2.22	2.21	25,793	0.17	(e)	5.18	(e)	7

(a)	Based on average shares outstanding.
(b)
Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the closing market price per share over the period, including the assumed reinvestment of distributions, if any, at the closing market price per share on each ex-dividend payment date during the period. Since shares of the Fund did not trade in the secondary market until after the Fund’s commencement of operations, for the period from the commencement of operations to the first day of market trading, the NAV is used as a proxy for the market price to calculate market price returns. Total returns are not annualized.

(c)	Does not include in-kind transactions.
(d)	For the period March 5, 2024 (commencement of operations) through July 31, 2024.
(e)	Annualized.

Section 6 Financial Highlights	57

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, the Adviser and the sub-adviser. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments will be available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Funds’ most recent statement of additional information, annual and semi-annual reports, financial statements, and certain other information are available, free of charge, by calling Nuveen Investor Services at (888) 290-9881, on the Funds’ website at www.nuveen.com/etf, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the SEC. Reports, financial statements, and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
www.nuveen.com/etf
No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of Fund shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Funds. Neither the delivery of this prospectus nor any sale of Fund shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus. Please read and keep this prospectus for future reference.
Dealers effecting transactions in Fund shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Funds are a series of Nushares ETF Trust, whose Investment Company Act file number is 811-23161.

NPR-CPBPAIUSI-1125P

Exchange-Traded Funds	28 November 2025

Fund Name	Listing Exchange	Ticker Symbol

Nuveen Sustainable Core ETF	NASDAQ Stock Market LLC	NSCR

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus

Section 1  Fund Summary 2
Nuveen Sustainable Core ETF 2
Section 2 Additional Detail About the Fund’s
Strategies, Holdings and Risks 6
Investment Objective and Principal Investment Strategies 6
Portfolio Holdings 6
Disclosure of Portfolio Holdings 8
Risks 8
Section 3 Fund Management 14
Who Manages the Fund 14
Management Fees 15
Section 4 Investing in the Fund 16
Purchase and Sale of Fund Shares 16
Purchase and Redemption of Creation Units 17
Distributor 17
Distribution and Service Payments 18
Frequent Trading 19
Section 5 General Information 20
Dividends and Distributions 20
Taxes 20
Net Asset Value 23
Premium/Discount Information 24
Fund Service Providers 24
Listing Exchange 24
Section 6 Financial Highlights 25

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Section 1 Fund Summary
Nuveen Sustainable Core ETF
Investment Objective
The investment objective of the Fund is to seek favorable long-term total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$46
3 Years	$144
5 Years	$252
10 Years	$567

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pursue its investment objective by investing, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies aligned with sustainability themes. Sustainability themes are measurable investment themes that exhibit positive societal impact and also influence macroeconomic trends, competitive dynamics, and the financial performance of companies across industries and sectors. For purposes of the Fund’s 80% policy, (i) the three “sustainability themes” are (1) energy transition and innovation, (2) inclusive growth, and (3) strong governance, each as described below, and (ii) a company is “aligned with sustainability themes” if the company ranks in the top 70% of companies based on the sub-adviser’s Thematic Alignment Model, which measures the weighted average of a company’s positive alignment with all three themes. The Thematic Alignment Model is a proprietary quantitative model designed to measure alignment with sustainability themes identified by the sub-adviser and to evaluate whether these themes are positively correlated with excess return, either within the overall investment universe, or in specific sectors or industries.
• Energy transition and innovation is defined as the transformation of energy production to reduce greenhouse gas emissions and remove emissions from the atmosphere and the commercialization of technologies that enhance productivity, reduce environmental risks, and expand access to energy. The Thematic Alignment Model uses data from third-party providers to assess various metrics related to emissions, carbon intensity, and green innovation to determine companies’ positive alignment with this sustainability theme.

2	Section 1 Fund Summary

• Inclusive growth is defined as economic growth that raises standards of living for broad segments of the population. The Thematic Alignment Model uses data from third-party providers to measure a company’s alignment with certain United Nations Sustainable Development Goals that promote good health and well-being, clean water and sanitation, access to affordable and clean energy, decent work opportunities for all, sustained economic growth, resilient infrastructure, and reduced inequality.
• Strong governance is defined as policies and practices that promote accountability, long-term shareholder value, and ethical conduct. The Thematic Alignment Model uses data from third-party providers to evaluate details about a company’s board structure, shareholder rights, and executive compensation to determine a company’s positive alignment with this sustainability theme.
The sub-adviser ranks companies within its investment universe based on their alignment with each of these three individual sustainability themes and the weighted average ranking of all three themes. The 70% threshold used for the Fund’s 80% policy refers to the weighted average ranking of all three themes. The weighting of each of the sustainability themes can and will vary within a range of 20% to 50% based on certain factors, including, but not limited to, correlation with excess returns.
As an active manager, the sub-adviser will rely on forward-looking fundamental research as well as the output from the Thematic Alignment Model to evaluate investments suitable for the Fund. In seeking a favorable long-term total return, the Fund will invest in securities that the Fund’s sub-adviser believes have the potential for capital appreciation due to their positive thematic alignment, favorable return potential, strong competitive positioning, and contribution to portfolio risk.
The thematic alignment of the portfolio is designed to highlight attractive investment opportunities from the Fund’s investment universe, rather than to create a list of restricted securities. Given the rapidly evolving drivers of investment performance and emerging trends in the field of sustainable investing, the sub-adviser may revise the themes, models, metrics, and data used to rank securities in the Thematic Alignment Model in a manner that a reasonable investor would find acceptable.
While the sub-adviser will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies aligned with sustainability themes, the Fund is not required to invest in every company that satisfies the Fund’s 80% policy. Investing based on sustainable investment themes is qualitative and subjective by nature. The weighting of the themes in the Thematic Alignment Model is based on the efficacy of each theme in the sub-adviser’s back-tests as well as the subjective judgment of the sub-adviser regarding the future efficacy of each theme.
There can be no assurance that every Fund investment will have positive alignment with every sustainable investment theme or that the sustainable investment themes or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. In addition, the Fund may invest up to 20% of its net assets in cash and equity securities of companies that may not align with the three sustainability themes noted above.
The Fund invests primarily in the U.S. listed equity securities of companies with market capitalizations of at least $10 billion. As an actively managed strategy, the portfolio’s weighted average market capitalization may differ from that of the Fund’s benchmark index, the Standard & Poor’s 500® Index (the “S&P 500 Index”).
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Section 1 Fund Summary	3

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Holders of common stock generally are subject to more risks than holders of preferred securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred security holders.
Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Large-Cap Company Risk—Because it invests primarily in securities of large-capitalization companies, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Models and Data Risk—The Fund is actively managed based upon a quantitative model, which is heavily dependent on data from one or more third parties, and the model may not perform as intended. Errors in data used in the Thematic Alignment Model may occur from time to time and may not be identified and/or corrected, which may have an adverse impact on the Fund and its shareholders.

4	Section 1 Fund Summary

Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Sustainability Investment Risk—The Fund’s sustainability themes may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to such thematic considerations. The sub-adviser may also not be able to assess the thematic alignment of each company eligible for purchase by the Fund. For example, the sub-adviser may not be able to determine an overall sustainability rating for each company based on the thematic considerations because the third-party service providers may not have data on the entire universe of companies considered by the sub-adviser for the Fund, or may not have information with respect to each theme described in the Principle Investment Strategies section above. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. The sub-adviser’s assessment of a company’s alignment with one or more of the defined investment themes may differ from assessments made by other funds, managers, third-party ratings providers or investors. As a result, there is no guarantee that the Fund’s investments will reflect the sustainability considerations of any investor.
Fund Performance
The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Valerie Grant, CFA	Managing Director	March 2024
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Section 1 Fund Summary	5

Section 2 Additional Detail About the Fund's Strategies, Holdings and Risks
This prospectus contains important information about investing in the Fund. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.nuveen.com/etf or by calling Nuveen Investor Services at (888) 290-9881.

Investment Objective and Principal Investment Strategies
The Fund’s investment objective, which is described in the “Fund Summary” section, may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.
The Fund’s investment policies may be changed by the Board without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
The Fund has adopted a non-fundamental investment policy (a “Name Policy”) whereby, under normal conditions, it will invest at least 80% of the sum of its net assets in equity securities of companies aligned with sustainability themes. Sustainability themes are measurable investment themes that exhibit positive societal impact and also influence macroeconomic trends, competitive dynamics, and the financial performance of companies across industries and sectors. For purposes of the Fund’s 80% policy, (i) the three “sustainability themes” are (1) energy transition and innovation, (2) inclusive growth, and (3) strong governance, and (ii) a company is “aligned with sustainability themes” if the company ranks in the top 70% of companies based on the sub-adviser’s Thematic Alignment Model, which measures the weighted average of a company’s positive alignment with all three themes. The Fund will consider both direct investments and indirect investments when determining compliance with the Name Policy. As a result of having a Name Policy, the Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.
The Fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the Fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s sub-adviser uses, or may use, to achieve the Fund’s objective. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (888) 290-9881 or visit the Fund’s website at www.nuveen.com/etf.

Portfolio Holdings
Additional information about the Fund’s portfolio holdings can be found below.

6	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

Equity Securities
The Fund invests in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.
Cash Equivalents and Short-Term Investments
As a non-principal investment strategy, the Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. The Fund may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.
Investment Companies and Other Pooled Investment Vehicles
As a non-principal investment strategy, the Fund may invest in securities of other open-end or closed-end investment companies, including ETFs. In addition, the Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. As a shareholder in an investment company or other pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in an investment company or other pooled investment vehicle. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. The Fund, however, may rely on Rule 12d1-4 under the 1940 Act to invest in other investment companies beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the Fund and the acquired funds. The Fund may also invest in money market funds beyond the statutory limits described above, subject to certain conditions.
Securities Lending
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	7

When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the Fund. Dividends, if they constitute “qualified dividends,” are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if that Fund had not loaned its portfolio securities.
Temporary Defensive Positions
In certain situations or market conditions, the Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund’s shareholders.

Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information. In addition, the identities and quantities of the securities held by the Fund are disclosed on the Fund’s website.

Risks
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Fund. Descriptions of these risks listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in the Fund to be a long-term investment.
Principal Risks
Active management risk: The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. The sub-adviser’s judgment about markets, interest rates or the attractiveness, relative value, liquidity, or potential appreciation of a particular investment may not prove to be correct. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Fund’s sub-adviser in connection with managing the Fund and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Fund service provider, may also adversely affect the ability of the Fund to achieve its investment goal.

8	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Fund’s investment adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by the Fund to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on the Fund could include the inability to calculate NAV, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.
Equity security risk: Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time. Even a long-term investment approach cannot guarantee a profit. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Adverse events in any part of the U.S. and global financial markets may have unexpected negative effects on equity markets. These events may at times result in unusually high market volatility, including short-term volatility, which could negatively affect Fund performance.
A variety of factors can negatively affect the price of a particular company’s equity securities. These factors may include, but are not limited to: poor earnings, a loss of customers, a cut in dividends, certain management decisions, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. In addition, the types of securities in which the Fund invests, such as value stocks, growth stocks, large-, mid- and/or small-capitalization stocks, may underperform the market as a whole.
Frequent trading risk: The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Large-cap company risk: While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large capitalization companies, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges, consumer tastes or to changes in business, product, financial or other market conditions. Additionally, large-cap companies are sometimes less able to achieve as high of growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market risk: The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	9

conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. As a result, the value of the Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations and economic recessions, terror attacks and armed conflict, including the war between Russia and Ukraine as well as the war among Israel, Hamas, and other militant groups in the Middle East, the imposition of tariffs, economic sanctions or trading restrictions, bank failures, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic), may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or wide-spread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent the Fund from buying and selling securities (in sanctioned countries and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of the Fund’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on the Fund. As inflation increases, the value of the Fund’s assets can decline.
Market trading risks: As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a fund share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.
Only certain institutional investors are eligible to purchase and redeem shares directly from the Fund at NAV. In addition, efficient trading in the Fund’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the market place. To the extent these market maker and authorized participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, the Fund’s shares may trade at a material discount to NAV.

10	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

During periods of high market volatility, a fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order.
Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).
Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread;” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Models and Data risk: The Fund is actively managed based upon the sub-adviser’s quantitative model, which is heavily dependent on data from one or more third parties, and the model may not perform as intended. If the computers or other facilities of the data providers malfunction for any reason, model calculation and dissemination may be delayed, and trading of Fund shares may be suspended for a period of time. Errors in the model data, calculations and/or the construction of the model may occur from time to time and may not be identified and/or corrected by the sub-adviser or other applicable party for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Thematic Alignment Model, which will likely not be used by other funds or managers.
Service provider operational risk: The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	11

Sustainability Investment Risk: The Fund’s sustainability themes may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to such thematic considerations. The sub-adviser may also not be able to assess the thematic alignment of each company eligible for purchase by the Fund. For example, the sub-adviser may not be able to determine an overall sustainability rating for each company based on the thematic considerations because the third-party service providers may not have data on the entire universe of companies considered by the sub-adviser for the Fund, or may not have information with respect to each theme described in the Principle Investment Strategies section above. Furthermore, “sustainability” is not uniformly defined, and there are significant differences in interpretations of what it means for a company to meet sustainability criteria. The sub-adviser’s assessment of a company’s alignment with one or more of the defined investment themes may differ from assessments made by other funds, managers, third-party ratings providers or investors. As a result, there is no guarantee that the Fund’s investments will reflect the sustainability considerations of any investor.
Non-Principal Risks
Real Estate Investment Trusts (“REITs”) risk: In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs, may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification due to investment in a limited number of properties or a particular market segment and may be more susceptible to adverse developments affecting a single project or segment REITs also are subject to the risks associated with obtaining financing for real property.
A U.S. domestic REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Failure by a U.S. or non-U.S. REIT to qualify for favorable tax treatment could adversely affect the value of such REIT.
By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, shareholders of the Fund will also indirectly bear similar expenses of the REITs in which the Fund invests. Additionally, certain REITs charge management fees, which may result in layering of management fees paid by the Fund.
Global economic risk: National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel

12	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

coronavirus known as COVID-19 that was first detected in China in December 2019, Russia’s invasion of Ukraine, and the war among Israel, Hamas, and other militant groups in the Middle East. These types of events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Other investment companies risk: When the Fund invests in other investment companies, such as ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	13

Section 3 Fund Management

Who Manages the Fund
Nuveen Fund Advisors, LLC (the “Adviser”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by the Adviser. The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.
The Adviser has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Fund. Nuveen Asset Management manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of the Adviser. As of September 30, 2025, Nuveen Asset Management managed approximately $295.9 billion in assets.
The Fund is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. The portfolio manager is responsible for all aspects of the Fund’s management. The following table shows the portfolio manager primarily responsible for managing the Fund’s investments, along with her relevant experience. The Fund’s portfolio manager may change from time to time.

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Sub-Adviser	Total
Valerie Grant, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (portfolio management of large-cap core portfolios); AllianceBernstein - 2006 to 2022 (portfolio management and equity research for large-cap core portfolios)	2022	1999
Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund is provided in the statement of additional information.

14	Section 3 Fund Management

Management Fees
As compensation for the services it provided to the Fund during the fiscal year ended July 31, 2025, the Adviser received a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, in the amount set forth below:

Fund Name	Management Fee
Nuveen Sustainable Core ETF	0.45%
The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses and extraordinary expenses.
A discussion regarding the basis for the Board’s approval of the investment management agreements is available in the Fund’s Annual Financial Statements and Other Information dated July 31, 2025, which is included in the Fund’s report filed on the Form N-CSR and available on the Fund’s website.

Section 3 Fund Management	15

Section 4 Investing in the Fund

Purchase and Sale of Fund Shares
The Fund is an ETF, which differs from a mutual fund in important ways. Shares of a mutual fund are purchased and redeemed by all shareholders directly from the issuing fund at NAV. By contrast, most investors will buy and sell shares of the Fund through a broker on a national securities exchange, where the Fund’s shares are listed and trade throughout the day at market prices like shares of other publicly traded securities. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund’s shares trade under the trading symbol listed on the cover of this prospectus.
Purchasing or selling shares of the Fund on an exchange or other secondary market typically involves two types of costs. When purchasing or selling shares of the Fund through a broker, you may incur a brokerage commission. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference on the exchange between the bid price and the ask price for a share of the Fund. The spread will vary over time based on the Fund’s trading volume and market liquidity.
The Fund’s primary listing exchange is the NASDAQ Stock Market LLC (the “Listing Exchange”). The Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Holiday, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Trading Prices
The trading prices of the Fund’s shares on the Listing Exchange generally differ from the Fund’s NAV and are affected by market forces such as the supply of and demand for the Fund’s shares as well as the securities held by the Fund, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market is based on the market price of the Fund’s shares, which may be more or less than the NAV of such shares.

16	Section 4 Investing in the Fund

Householding
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Purchase and Redemption of Creation Units
Only certain institutional investors (typically market makers or other broker-dealers) who have entered into agreements with the Nuveen Securities, LLC, the Fund’s distributor (the “Distributor”), (“Authorized Participants”) may purchase and redeem shares directly from the Fund at NAV and only in large blocks of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares are not redeemable by the Fund. An Authorized Participant must be either a DTC participant or a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”).
The Fund generally issues and redeems Creation Units in exchange for a designated in-kind basket of Fund securities and/or a designated amount of cash (together, the “Basket”). Each day the Listing Exchange is open for trading (a “Business Day”), prior to the opening of trading, the Fund publishes that day’s Basket through NSCC or another method of public dissemination.
Orders from Authorized Participants to create or redeem Creation Units may only be placed on a Business Day and are subject to approval by the Distributor. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor.
Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s statement of additional information.

Distributor
Nuveen Securities, LLC, the Fund’s distributor, distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 333 West Wacker Drive, Chicago, Illinois 60606.

Section 4 Investing in the Fund	17

Distribution and Service Payments
Distribution and Service Plan
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Fund is authorized to pay fees at an annual rate of up to 0.25% of the Fund’s average daily net assets for the sale and distribution of the Fund’s shares. No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no such fees will be charged for at least twelve months from the date of this prospectus. Additionally, the implementation of any such fees would require approval by the Board prior to implementation. Because these fees would be paid out of the Fund’s assets on an on-going basis, if such fees are charged in the future, they would increase the cost of your investment and might cost you more over time than paying other types of sales charges.
Other Payments by the Adviser
The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETFs complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Nuveen ETFs over another investment. More information regarding these payments is contained in the Fund’s statement of additional information.

18	Section 4 Investing in the Fund

Frequent Trading
The Fund does not impose any restrictions on the frequency of purchases and redemptions (“frequent trading”); however, the Fund reserves the right to reject or limit purchases at any time as described in the statement of additional information. In determining that no restrictions on frequent trading were necessary, the Board evaluated the risks of frequent trading to the Fund and its shareholders. The Board considered that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, the Board concluded that such trades were unlikely to cause many of the harmful effects of frequent trading, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to purchases and redemptions by Authorized Participants directly from the Fund that are effected in-kind (i.e., for securities), the Board concluded that those trades do not have the potential to cause the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board recognized that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. In addition, the Board recognized that the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Section 4 Investing in the Fund	19

Section 5 General Information

Dividends and Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as dividends and distributions.
The Fund may earn income from its investments in common stocks. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as dividends. Dividends, if any, are declared and paid annually.
The Fund will generally realize short-term capital gains or losses whenever it sells assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The Fund will generally realize long-term capital gains or losses whenever it sells assets held for more than one year. Net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders once a year at year end.
The Fund reserves the right to declare special distributions if such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Your broker is responsible for distributing any dividends and capital gain distributions to you.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this prospectus is provided as general information, based on current laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, or (for Authorized Participants only) you purchase or redeem Creation Units.

20	Section 5 General Information

Taxes and Tax Reporting
The Fund intends to qualify each year for treatment as a regulated investment company. If it meets certain minimum distribution requirements, a regulated investment company is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Distributions of the Fund’s net capital gain are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at tax rates up to 20% (lower tax rates apply to individuals in lower tax brackets), while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares.
Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of Fund shares. Holding periods may be suspended for these purposes for stock that is hedged.
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.
The sale of shares in your account may produce a gain or loss, and is a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of long-term capital gain dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.
In general, your distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared and payable to shareholders of record in October, November or December of the prior year, however, may be taxable to you in the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).
Early in each year, you will receive a statement from the firm through which you hold your Fund shares detailing the amount and nature of all distributions that you were paid during the prior year. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.

Section 5 General Information	21

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
When seeking to satisfy redemption requests in whole or in part on a cash basis, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process were used.
Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.
Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend” and generally should be avoided by taxable investors. The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Cost Basis Method
You may elect a cost basis method to apply to shares held in your account with your financial intermediary. The cost basis method you select will determine the order in which such shares are sold and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. Please contact your financial intermediary for instructions on how to make your election. If you do not make an election, your financial intermediary will choose its own default cost basis method.
Taxes on Creation and Redemption of Creation Units
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate

22	Section 5 General Information

basis in the securities surrendered and any amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Net Asset Value
The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (“NYSE”) on each Business Day. The Fund’s NAV per share is calculated by taking the value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The Fund’s latest NAV per share is available on the Fund’s website at www.nuveen.com/etf.
In determining NAV, exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. If such market quotations are not readily available or are not considered reliable, an exchange-traded instrument will be valued at its fair value as determined in good faith using procedures approved by the Adviser, subject to the oversight and review of the Board. For example, the fair value of an exchange-traded instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser or Sub-Adviser.

Section 5 General Information	23

The price of an exchange-traded instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board has designated the Adviser as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Adviser the day-to-day responsibility of making fair value determinations. All fair value determinations made by the Adviser are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Premium/Discount Information
Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be made available on the Fund's website at www.nuveen.com/etf beginning at the end of the calendar quarter following the Fund’s inception date.

Fund Service Providers
Citibank, N.A. is the administrator, custodian and transfer agent for the Fund.

Listing Exchange
Shares of the Fund are not sponsored, endorsed or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

24	Section 5 General Information

Section 6 Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the period of operations for the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report for the most recent fiscal year, along with the Fund’s financial statements, are included in the Fund’s Annual Financial Statements and Other Information, which is available on the Fund’s website and upon request and as part of the Fund’s most recent N-CSR, which is available on the SEC’s website. The financial statements for the fiscal period ended July 31, 2024 were audited by other independent auditors.
Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions
Year Ended July 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Market Price, End of Period
NSCR
2025	$27.09	$0.21	$3.06	$3.27	$(0.21)	$(0.23)	$-	$(0.44)	$29.92	$29.91
2024(d)	25.00	0.08	2.01	2.09	-	-	-	-	27.09	27.09

Section 6 Financial Highlights	25

	Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Market Price(b)	Net Assets, End of Period (000)	Expenses	Net Investment Income (Loss)		Portfolio Turnover Rate(c)

12.22%	12.15%	$6,582	0.45%	0.75%		121%
8.33	8.36	5,689	0.46 (e)	0.78	(e)	4

(a)	Based on average shares outstanding.
(b)
Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the closing market price per share over the period, including the assumed reinvestment of distributions, if any, at the closing market price per share on each ex-dividend payment date during the period. Since shares of the Fund did not trade in the secondary market until after the Fund’s commencement of operations, for the period from the commencement of operations to the first day of market trading, the NAV is used as a proxy for the market price to calculate market price returns. Total returns are not annualized.

(c)	Does not include in-kind transactions.

(d)	For the period March 5, 2024 (commencement of operations) through July 31, 2024.

(e)	Annualized.

26	Section 6 Financial Highlights

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Nuveen, the Adviser and the Sub-Adviser. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Fund included in this prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent statement of additional information, annual and semi-annual reports, financial statements, and certain other information are available, free of charge, by calling Nuveen Investor Services at (888) 290-9881, on the Fund’s website at www.nuveen.com/etf, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the SEC. Reports, financial statements, and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
www.nuveen.com/etf
No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of Fund shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Fund. Neither the delivery of this prospectus nor any sale of Fund shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus. Please read and keep this prospectus for future reference.
Dealers effecting transactions in Fund shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Fund is a series of Nushares ETF Trust, whose Investment Company Act file number is 811-23161.

NPR-NSC-1125P

Exchange-Traded Funds	28 November 2025

Fund Name	Listing Exchange	Ticker Symbol
Nuveen AA-BBB CLO ETF	NYSE Arca, Inc.	NCLO

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus

Section 1  Fund Summary 2
Nuveen AA-BBB CLO ETF 2
Section 2 Additional Detail About the Fund’s
Strategies, Holdings and Risks 8
Investment Objective and Principal Investment Strategies 8
Portfolio Holdings 8
Disclosure of Portfolio Holdings 10
Risks 10
Section 3 Fund Management 19
Who Manages the Fund 19
Management Fees 20
Section 4 Investing in the Fund 21
Purchase and Sale of Fund Shares 21
Purchase and Redemption of Creation Units 22
Distributor 22
Distribution and Service Payments 23
Frequent Trading 24
Section 5 General Information 25
Dividends and Distributions 25
Taxes 25
Net Asset Value 28
Premium/Discount Information 29
Fund Service Providers 29
Listing Exchange 29
Section 6 Financial Highlights 30

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Section 1 Fund Summary
Nuveen AA-BBB CLO ETF
Investment Objective
The investment objective of the Fund is to seek total return, primarily through current income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$27
3 Years	$84
5 Years	$146
10 Years	$331

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pursue its investment objective by investing, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt tranches of Collateralized Loan Obligations (“CLOs”) of any maturity that are rated between AA+ and BBB- or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable credit quality by the Fund management team. For purposes of the Fund’s investment policies, CLOs are floating- or fixed-rate debt securities issued in different tranches, with varying degrees of risk and yield, by a trust or other special purpose vehicle and backed by an underlying portfolio consisting primarily of a pool of loans. Such loans may include domestic senior secured loans, senior unsecured loans, “covenant lite” loans (which have few or no financial maintenance covenants), and subordinate corporate loans (which may individually be rated below investment grade or the equivalent if unrated). The underlying loans are selected by a CLO’s manager. A CLO’s credit rating may fall below the CLO’s credit rating at the time of the Fund’s purchase. In such cases, the Fund will consider whether to continue to hold the CLO. The Fund may invest up to 20% of its net assets in cash and fixed income ETFs.

2	Section 1 Fund Summary

At the time of purchase, the Fund will not invest more than 5% of its portfolio in any single CLO, and will not invest more than 15% of its portfolio in CLOs managed by a single CLO manager. The Fund will generally only invest in CLOs with a minimum initial total offering size of $250 million. The Fund may invest up to 10% of its assets in non-investment grade CLOs rated between BB+ and B- (or equivalent by an NRSRO) at the time of purchase. However, the Fund will not invest in any CLO debt security that is rated below B- (or equivalent by an NRSRO) at the time of purchase or in any CLO equity security.
The Fund may purchase CLO securities in both the primary (i.e., purchased directly from the issuer) and secondary markets (i.e., markets where the securities are trading following the initial offering). The Fund will only invest in CLOs that are U.S. dollar denominated, and the Fund may invest in CLOs of any maturity or duration.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
The value of your investment in this Fund may change throughout the day on each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding debt securities held by the Fund prior to the scheduled maturity date, the Fund may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Fund’s performance.
Cash Redemption Risk—The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and recognize capital gains or losses that it might not have recognized if it had satisfied the redemption in-kind. Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Collateralized Loan Obligations Risk—A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade. In addition to the risks associated with loans and high yield securities, CLOs are subject to the risk that distributions from the collateral may not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; the Fund may invest in tranches of CLOs that are subordinate to other tranches; and the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLO Manager Risk—The Fund intends to invest in CLO securities issued by CLOs that are managed by third-party collateral managers. The Fund is dependent on the skill and expertise of such managers. CLO managers are responsible for selecting, managing and replacing the underlying bank loans or bonds within a CLO. CLO managers may have limited operating histories and may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
Covenant Lite Loan Risk—The Fund may obtain exposure to loans that are “covenant lite” through its investments in the CLOs. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.

Section 1 Fund Summary	3

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, and unrated securities of comparable quality are high risk investments that may cause income and principal losses for the Fund. They generally are considered to be speculative with respect to the ability to pay interest and repay principal, have greater credit risk, are less liquid, are more likely to experience a default and have more volatile prices than investment grade securities, especially during periods of uncertainty or market turmoil.
Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.
Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s fixed-rate securities will decline because of rising interest rates. Changing interest rates, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of fixed-rate securities with longer durations or maturities usually change more than the values of fixed-rate securities with shorter durations or maturities. Conversely, fixed-rate securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-rate securities with longer durations or maturities. Rising interest rates also may lengthen the duration of fixed-rate securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. In general, changing interest rates, including rates that fall below zero, or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-rate market, making it more difficult for the Fund to sell fixed-rate securities. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting the Fund’s performance.
Loan Risk—Through its investments in CLO securities, the Fund has significant exposure to the underlying loans selected by a CLO’s manager. The lack of an active trading market for certain loans in a CLO may impair the ability of a CLO manager to realize a loan’s full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, a CLO manager may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. In addition, when the Fund purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be an extended settlement period, due in part to the settlement periods for the underlying loans, which may give rise to investment leverage and may result in increased volatility of the Fund’s net asset value. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for

4	Section 1 Fund Summary

comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which a CLO has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A CLO manager may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the CLO manager may not be entitled to rely on the anti-fraud or other protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, tariffs, sanctions, and other trade restrictions, terrorism, geopolitical events, financial system instability, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.
Market Liquidity Risk—Reductions in trading activity or dealer inventories of securities such as bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those securities, have the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. In addition, federal banking regulations may cause certain dealers to reduce their inventories of securities, which may further decrease the Fund’s ability to buy or sell securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Purchase and Sale of Fund Shares” below), if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss and hurt performance.
Market Trading Risks—The Fund is an ETF, and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.
Mezzanine CLO Risk—The Fund can invest in tranches of CLO securities that are subordinate to higher-rated tranches (e.g., tranches rated AAA+ through A-) in terms of payment priority. Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. Mezzanine tranches may be of investment grade (i.e., BBB) or non-investment grade quality (i.e., BB+ or below), and, the Fund is expected to have some exposure to below investment grade CLO tranches. To the extent a CLO or its underlying loans experience default or have difficulty making principal and/or interest payments, subordinated CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. In a CLO structure, senior tranches have payment priority over mezzanine tranches (i.e., the tranches that the Fund invests in).

Section 1 Fund Summary	5

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund.
Other Investment Companies Risk—When the Fund invests in other investment companies, such as ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).
Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Unrated Security Risk—Unrated securities determined by the Fund’s sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.
Valuation Risk—The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Fund Performance
The Fund is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

6	Section 1 Fund Summary

Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Himani Trivedi	Senior Managing Director, Head of Structured Credit	December 2024
Joshua Grumer	Senior Director	December 2024
Purchase and Sale of Fund Shares
The Fund is an actively managed ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Section 1 Fund Summary	7

Section 2 Additional Detail About the Fund's Strategies, Holdings and Risks
This prospectus contains important information about investing in the Fund. Please read this prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.nuveen.com/etf or by calling Nuveen Investor Services at (888) 290-9881.

Investment Objective and Principal Investment Strategies
The Fund’s investment objective, which is described in the “Fund Summary” section, may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.
The Fund’s investment policies may be changed by the Board without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
The Fund has adopted a non-fundamental investment policy (a “Name Policy”) whereby, under normal conditions, it will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt tranches of CLOs of any maturity that are rated between AA+ and BBB- or an equivalent rating by a NRSRO, or if unrated, determined to be of comparable credit quality by the Fund management team. The Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies) when determining compliance with the Name Policy. As a result of having a Name Policy, the Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.
The Fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the Fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s sub-adviser uses, or may use, to achieve the Fund’s objective. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (888) 290-9881 or visit the Fund’s website at www.nuveen.com/etf.

Portfolio Holdings
Additional information about the Fund’s portfolio holdings can be found below.
Collateralized Loan Obligations
As a principal investment strategy, the Fund may invest in CLOs. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, mortgages, and subordinate corporate loans, including loans that may be rated below investment grade. The Fund and other investors in CLOs ultimately bear the credit risk of the underlying collateral. CLOs issue classes or “tranches” that offer various maturity,

8	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

risk and yield characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of the CLOs take precedence over those of mezzanine tranches and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Because it is partially protected from defaults, a senior tranche of a CLO typically has higher credit ratings and lower yields than its underlying collateral and may be rated investment grade. If a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity or junior debt investors.
Cash Equivalents and Short-Term Investments
The Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. The Fund may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.
Investment Companies and Other Pooled Investment Vehicles
The Fund may invest in securities of other open-end or closed-end investment companies, including ETFs. In addition, the Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. As a shareholder in an investment company or other pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in an investment company or other pooled investment vehicle. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. The Fund, however, may rely on Rule 12d1-4 under the 1940 Act to invest in other investment companies beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the Fund and the acquired funds. The Fund may also invest in money market funds beyond the statutory limits described above, subject to certain conditions.
Securities Lending
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	9

When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the Fund. Dividends, if they constitute “qualified dividends,” are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if that Fund had not loaned its portfolio securities.
Temporary Defensive Positions
In certain situations or market conditions, the Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund’s shareholders.

Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information. In addition, the identities and quantities of the securities held by the Fund are disclosed on the Fund’s website.

Risks
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Fund. Descriptions of these risks listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in the Fund to be a long-term investment.
Principal Risks
Active management risk: The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. The sub-adviser’s judgment about markets, interest rates or the attractiveness, relative value, liquidity, or potential appreciation of a particular investment may not prove to be correct. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Fund’s sub-adviser in connection with managing the Fund and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Fund service provider, may also adversely affect the ability of the Fund to achieve its investment goal.

10	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

Call risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds (i.e., prepay principal on its higher-yielding debt securities) if they can be refinanced by issuing new bonds that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact the Fund’s performance. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. The impact on prepayments on the price of a debt security may be difficult to predict and may increase the security’s volatility.
Cash redemption risk: The Fund’s investment strategy may require it to effect redemptions, in whole or in part, in cash. In order to obtain the cash needed for a redemption, the Fund may be required to sell portfolio securities, which may cause the Fund to incur certain costs such as brokerage costs and to recognize capital gains that it might not have recognized if it had satisfied the redemption in-kind (i.e., distribute securities as payment of redemption proceeds). Therefore, to the extent the Fund effects redemptions in cash, it may pay out higher annual capital gain distributions than if it satisfied redemptions entirely in-kind. These costs may decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an authorized participant.
Collateralized loan obligations risk: The Fund invests primarily in CLOs. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLO manager risk: The Fund intends to invest in CLO securities issued by CLOs that are managed by third-party collateral managers. The Fund is dependent on the skill and expertise of such managers. CLO managers are responsible for selecting, managing and replacing the underlying bank loans or bonds within a CLO. CLO managers may have limited operating histories and may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
Covenant lite loan risk: The Fund may obtain exposure to loans that are “covenant lite” through its investments in the CLOs. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	11

Credit risk: Credit risk is the risk that an issuer of a debt security held by the Fund may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered or, in some cases, withdrawn if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the Fund, can negatively impact the value of the security and the shares of the Fund, and can also affect the security’s liquidity and make it more difficult for the Fund to sell if necessary. When the Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Issuers of unrated securities, issuers with significant debt services requirements in the near to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due.
To the extent that the Fund holds debt securities that are secured or guaranteed by financial institutions or insurance companies, changes in the credit quality of such obligors could cause the values of these debt securities to decline. Security insurance does not guarantee the value of either individual securities or the share price, distributions, or the shares of the Fund. Additionally, the Fund could be delayed or hindered in the enforcement of its rights against an issuer or guarantor.
Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Fund’s investment adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by the Fund to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on the Fund could include the inability to calculate NAV, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

12	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

High yield securities risk: Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds (and similar unrated securities). High yield securities usually offer higher yields than investment grade securities, but also involve more risk. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher rated debt securities. High yield securities are considered to be speculative with respect to the ability to pay interest and repay principal. High yield securities may be more susceptible to real or perceived adverse economic conditions, such as a recession or a sustained period of rising interest rates, than investment grade securities, and they generally have more volatile prices, carry more risk to principal and are more likely to experience a default. In addition, high yield securities generally are less liquid than investment grade securities. Any investment in distressed or defaulted securities subjects a fund to even greater credit risk than investments in other below-investment grade securities.
Income risk: The Fund’s income from its debt securities could decline during periods of falling interest rates because the Fund generally will have to invest the proceeds from sales of Creation Units, as well as the proceeds from maturing portfolio debt securities (or portfolio securities that have been called, see “Call risk” above, or prepaid, see “Mortgage- and asset-backed securities risk” below), in lower-yielding securities. In addition, the Fund’s income could decline when the Fund experiences defaults on debt securities it holds. To the extent that the Fund invests in floating-rate securities, the income generated from such securities will decrease during periods of falling interest rates.
Interest rate risk: Fixed-rate securities held by the Fund will fluctuate in value with changes in interest rates. In general, fixed-rate securities will increase in value when interest rates fall and decrease in value when interest rates rise. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Under certain circumstances, very low or negative interest rates may cause the Fund to have very low or negative yields on some of its securities. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of debt securities with longer durations or maturities usually change more than the values of debt securities with shorter durations or maturities. Duration is a measure of a security’s price sensitivity to an interest rate change; whereas, maturity measures the number of years until the bond issuer repays principal to the bond holder. Accordingly, a fund that invests in securities with longer durations generally is subject to greater interest rate risk. For example, if interest rates increase or decrease by one percent, a bond’s price will drop or rise, respectively, by approximately one percent for every year of the bond’s duration. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	13

conditions). Rising interest rates may cause issuers to not make principal and interest payments when due. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation. Changes to interest rates may also lead to an increase in Fund redemptions, which may result in higher portfolio turnover costs, thereby adversely affecting a Fund’s performance.
Loan risk: As a principal investment strategy and through its investments in CLO securities, the Fund has significant exposure to the underlying loans selected by a CLO’s manager. In addition to risks generally associated with debt securities, loans in which a CLO manager may invest, including secured loans, unsecured and/or subordinated loans and loan participations, are subject to other risks. Loans generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. It is sometimes necessary to obtain the consent of the borrower and/or agent before selling or assigning a floating rate loan. The lack of an active trading market for certain loans in a CLO may impair the ability of a CLO manager to realize a loan’s full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, a CLO manager may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. In addition, when the Fund purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be an extended settlement period, due in part to the settlement periods for the underlying loans, which may give rise to investment leverage and may result in increased volatility of the Fund’s net asset value.
The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities. Furthermore, because the CLO manager may wish to invest in the publicly-traded securities of an obligor, the CLO manager may not have access to material non-public information regarding the obligor to which other investors have access. Loans may not be considered “securities” under the federal securities laws and, as a result, the CLO manager may not be entitled to rely on the anti-fraud or other protections afforded by such laws.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, in periods of high demand by lenders for loan investments, borrowers may limit these restrictive covenants and weaken the ability of lenders like the CLO manager from accessing the collateral securing the loan. Additionally, loans with fewer restrictive covenants may provide the borrower with more flexibility to take actions that may be detrimental to the lender or limit the lender’s ability to declare a default, which may hinder the CLO manager’s ability to reprice credit risk associated with the borrower and mitigate potential loss. The CLO manager may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. There is also a risk that the value of any collateral securing a loan in which the CLO manager has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the CLO manager’s access to the collateral may be limited or delayed because of difficulty liquidating the collateral or by bankruptcy or other insolvency laws. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Additionally, because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

14	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

With respect to loan participations, the CLO manager may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the CLO manager had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the CLO manager to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower.
Market risk: The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. As a result, the value of the Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations and economic recessions, terror attacks and armed conflict, including the war between Russia and Ukraine as well as the war among Israel, Hamas, and other militant groups in the Middle East, the imposition of tariffs, economic sanctions or trading restrictions, bank failures, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic), may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or wide-spread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent the Fund from buying and selling securities (in sanctioned countries and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of the Fund’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on the Fund. As inflation increases, the value of the Fund’s assets can decline.

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	15

Market liquidity risk: Primary dealer inventories of bonds and preferred securities are a core indication of dealers’ capacity to “make a market” in those securities. A reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Although only certain institutional investors are entitled to redeem shares of the Fund (as described in more detail under “Investing in the Fund—Purchase and Redemption of Creation Units” below), if the Fund is forced to sell underlying investments to meet redemption requests or for other cash needs, this decreased liquidity may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices.
Market trading risks: As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a fund share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.
Only certain institutional investors are eligible to purchase and redeem shares directly from the Fund at NAV. In addition, efficient trading in the Fund’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the market place. To the extent these market maker and authorized participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, the Fund’s shares may trade at a material discount to NAV.
During periods of high market volatility, a fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order.
Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).
Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread;” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and

16	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

market liquidity and wider if the Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Mezzanine CLO risk: The Fund can invest in tranches of CLO securities that are subordinate to higher-rated tranches (e.g., tranches rated AAA+ through A-) in terms of payment priority. Subordinated (i.e., mezzanine) CLO tranches are subject to higher credit risk and liquidity risk relative to more senior CLO tranches. Mezzanine tranches may be of investment grade (i.e., BBB) or non-investment grade quality (i.e., BB+ or below), and, the Fund is expected to have some exposure to below investment grade CLO tranches. To the extent a CLO or its underlying loans experience default or have difficulty making principal and/or interest payments, subordinated CLO tranches will be more likely to experience adverse impacts, and such impacts will be more severe, relative to more senior or higher-rated CLO securities, which in turn will adversely affect the performance of the Fund. In a CLO structure, senior tranches have payment priority over mezzanine tranches (i.e., the tranches that the Fund invests in).
Non-diversification risk: The Fund is a non-diversified fund and may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio and, therefore, performance may be more susceptible to any single economic, business (either globally or with respect to a particular company or companies), political or regulatory occurrence affecting an issuer than the portfolio of a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund and the Fund’s share price may fluctuate more than that of a comparable diversified fund.
Other investment companies risk: When the Fund invests in other investment companies, such as ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).
Service provider operational risk: The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Unrated security risk: Unrated securities determined by the Fund’s sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.

Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks	17

Valuation risk: The sales price the Fund could receive for any particular debt security may differ from the Fund’s valuation of the investment, particularly for debt securities that trade in thin or volatile markets or that are valued using a fair value methodology. The debt securities in which the Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Fund, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.
Non-Principal Risks
Global economic risk: National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019, Russia’s invasion of Ukraine, and the war among Israel, Hamas, and other militant groups in the Middle East. These types of events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
When-issued, TBA, delayed delivery and forward commitment transaction risk: The Fund may purchase securities on a when-issued, TBA, delayed delivery or forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery or forward commitment basis may give rise to leverage, and may result in increased volatility of the Fund’s NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

18	Section 2 Additional Detail About the Fund’s Strategy, Holdings and Risks

Section 3 Fund Management

Who Manages the Fund
Nuveen Fund Advisors, LLC (the “Adviser”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of September 30, 2025, Nuveen managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by the Adviser. The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.
The Adviser has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Fund. Nuveen Asset Management manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of the Adviser. As of September 30, 2025, Nuveen Asset Management managed approximately $295.9 billion in assets.
The Fund is managed by multiple portfolio managers, who are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Each portfolio manager may be responsible for different aspects of the Fund’s management. For example, one manager may be principally responsible for selecting appropriate investments for the Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing the Fund’s investments, along with their relevant experience. The Fund’s portfolio managers may change from time to time.
		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Sub-Adviser	Total
Himani Trivedi Senior Managing Director, Head of Structured Credit	Nuveen Asset Management and other advisory affiliates (portfolio management of structured credit)	2004	2000
Joshua Grumer Senior Director	Nuveen Asset Management and other advisory affiliates (research and portfolio management of structured credit)	2017	2005
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Fund is provided in the statement of additional information.

Section 3 Fund Management	19

Management Fees
As compensation for the services it provided to the Fund during the fiscal period ended July 31, 2025, the Adviser received a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, in the amount set forth below:

Fund Name	Management Fee
Nuveen AA-BBB CLO ETF	0.25%

The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses and extraordinary expenses.
A discussion regarding the basis for the Board’s approval of the investment management agreements is available in the Fund’s Annual Financial Statements and Other Information dated July 31, 2025, which is included in the Fund’s report filed on the Form N-CSR and available on the Fund’s website.

20	Section 3 Fund Management

Section 4 Investing in the Fund

Purchase and Sale of Fund Shares
The Fund is an ETF, which differs from a mutual fund in important ways. Shares of a mutual fund are purchased and redeemed by all shareholders directly from the issuing fund at NAV. By contrast, most investors will buy and sell shares of the Fund through a broker on a national securities exchange, where the Fund’s shares are listed and trade throughout the day at market prices like shares of other publicly traded securities. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund’s shares trade under the trading symbol listed on the cover of this prospectus.
Purchasing or selling shares of the Fund on an exchange or other secondary market typically involves two types of costs. When purchasing or selling shares of the Fund through a broker, you may incur a brokerage commission. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference on the exchange between the bid price and the ask price for a share of the Fund. The spread will vary over time based on the Fund’s trading volume and market liquidity.
The Fund’s primary listing exchange is the NYSE Arca, Inc. (the “Listing Exchange”). The Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Holiday, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Trading Prices
The trading prices of the Fund’s shares on the Listing Exchange generally differ from the Fund’s NAV and are affected by market forces such as the supply of and demand for the Fund’s shares as well as the securities held by the Fund, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market is based on the market price of the Fund’s shares, which may be more or less than the NAV of such shares.

Section 4 Investing in the Fund	21

Householding
Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Purchase and Redemption of Creation Units
Only certain institutional investors (typically market makers or other broker-dealers) who have entered into agreements with the Nuveen Securities, LLC, the Fund’s distributor (the “Distributor”), (“Authorized Participants”) may purchase and redeem shares directly from the Fund at NAV and only in large blocks of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares are not redeemable by the Fund. An Authorized Participant must be either a DTC participant or a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”).
The Fund generally issues and redeems Creation Units in exchange for a designated in-kind basket of Fund securities and/or a designated amount of cash (together, the “Basket”). Each day the Listing Exchange is open for trading (a “Business Day”), prior to the opening of trading, the Fund publishes that day’s Basket through NSCC or another method of public dissemination.
Orders from Authorized Participants to create or redeem Creation Units may only be placed on a Business Day and are subject to approval by the Distributor. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor.
Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s statement of additional information.

Distributor
Nuveen Securities, LLC, the Fund’s distributor, distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 333 West Wacker Drive, Chicago, Illinois 60606.

22	Section 4 Investing in the Fund

Distribution and Service Payments
Distribution and Service Plan
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Fund is authorized to pay fees at an annual rate of up to 0.25% of the Fund’s average daily net assets for the sale and distribution of the Fund’s shares. No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no such fees will be charged for at least twelve months from the date of this prospectus. Additionally, the implementation of any such fees would require approval by the Board prior to implementation. Because these fees would be paid out of the Fund’s assets on an on-going basis, if such fees are charged in the future, they would increase the cost of your investment and might cost you more over time than paying other types of sales charges.
Other Payments by the Adviser
The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETFs complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Nuveen ETFs over another investment. More information regarding these payments is contained in the Fund’s statement of additional information.

Section 4 Investing in the Fund	23

Frequent Trading
The Fund does not impose any restrictions on the frequency of purchases and redemptions (“frequent trading”); however, the Fund reserves the right to reject or limit purchases at any time as described in the statement of additional information. In determining that no restrictions on frequent trading were necessary, the Board evaluated the risks of frequent trading to the Fund and its shareholders. The Board considered that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, the Board concluded that such trades were unlikely to cause many of the harmful effects of frequent trading, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to purchases and redemptions by Authorized Participants directly from the Fund that are effected in-kind (i.e., for securities), the Board concluded that those trades do not have the potential to cause the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board recognized that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. In addition, the Board recognized that the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

24	Section 4 Investing in the Fund

Section 5 General Information

Dividends and Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as dividends and distributions.
The Fund may earn interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as dividends. Dividends, if any, are declared and paid monthly.
The Fund will generally realize short-term capital gains or losses whenever it sells assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The Fund will generally realize long-term capital gains or losses whenever it sells assets held for more than one year. Net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders once a year at year end.
The Fund reserves the right to declare special distributions if such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Your broker is responsible for distributing any dividends and capital gain distributions to you.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this prospectus is provided as general information, based on current laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund. Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, or (for Authorized Participants only) you purchase or redeem Creation Units.

Section 5 General Information	25

Taxes and Tax Reporting
The Fund intends to qualify each year for treatment as a regulated investment company. If it meets certain minimum distribution requirements, a regulated investment company is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Distributions of the Fund’s net capital gain are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at tax rates up to 20% (lower tax rates apply to individuals in lower tax brackets), while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares.
Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of Fund shares. Holding periods may be suspended for these purposes for stock that is hedged.
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.
The sale of shares in your account may produce a gain or loss, and is a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of long-term capital gain dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.
In general, your distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared and payable to shareholders of record in October, November or December of the prior year, however, may be taxable to you in the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).
Early in each year, you will receive a statement from the firm through which you hold your Fund shares detailing the amount and nature of all distributions that you were paid during the prior year. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.

26	Section 5 General Information

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
When seeking to satisfy redemption requests in whole or in part on a cash basis, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process were used.
Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.
Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend” and generally should be avoided by taxable investors. The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Cost Basis Method
You may elect a cost basis method to apply to shares held in your account with your financial intermediary. The cost basis method you select will determine the order in which such shares are sold and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. Please contact your financial intermediary for instructions on how to make your election. If you do not make an election, your financial intermediary will choose its own default cost basis method.
Taxes on Creation and Redemption of Creation Units
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate

Section 5 General Information	27

basis in the securities surrendered and any amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Net Asset Value
The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (“NYSE”) on each Business Day. NAV is generally based on prices at the time of the close of trading on the NYSE; however, trading in U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of trading on the NYSE, and the values of such securities used in computing the NAV of the Fund are generally determined as of such times. The Fund’s NAV per share is calculated by taking the value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The Fund’s latest NAV per share is available on the Fund’s website at www.nuveen.com/etf.
In determining NAV, exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. If such market quotations are not readily available or are not considered reliable, an exchange-traded instrument will be valued at its fair value as determined in good faith using procedures approved by the Adviser, subject to the oversight and review of the Board. For example, the fair value of an exchange-traded instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value

28	Section 5 General Information

non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser or Sub-Adviser.
The price of an exchange-traded instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board has designated the Adviser as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Adviser the day-to-day responsibility of making fair value determinations. All fair value determinations made by the Adviser are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Premium/Discount Information
Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be made available on the Fund's website at www.nuveen.com/etf beginning at the end of the calendar quarter following the Fund’s inception date.

Fund Service Providers
Citibank, N.A. is the administrator, custodian and transfer agent for the Fund.

Listing Exchange
Shares of the Fund are not sponsored, endorsed or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Section 5 General Information	29

Section 6 Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the period of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report for the most recent fiscal period, along with the Fund’s financial statements, are included in the Fund’s Annual Financial Statements and Other Information, which is available on the Fund’s website and upon request and as part of the Fund’s most recent N-CSR, which is available on the SEC’s website.
Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions
Year Ended July 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Market Price, End of Period
NCLO
2025(e)	$25.00	$1.00	$(0.03)	$0.97	$(0.84)	$-	$-	$(0.84)	$25.13	$25.13

30	Section 6 Financial Highlights

	Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on Net Asset Value(b)	Based on Market Price(b)	Net Assets, End of Period (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

3.94%	3.93%	$101,777	0.26	%(d)	6.29	%(d)	25%

(a)	Based on average shares outstanding.
(b)
Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the closing market price per share over the period, including the assumed reinvestment of distributions, if any, at the closing market price per share on each ex-dividend payment date during the period. Since shares of the Fund did not trade in the secondary market until after the Fund’s commencement of operations, for the period from the commencement of operations to the first day of market trading, the NAV is used as a proxy for the market price to calculate market price returns. Total returns are not annualized.

(c)	Does not include in-kind transactions.
(d)	Annualized.
(e)	For the period December 10, 2024 (commencement of operations) through July 31, 2025.

Section 6 Financial Highlights	31

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Nuveen, the Adviser and the Sub-Adviser. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Fund included in this prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent statement of additional information, annual and semi-annual reports, financial statements, and certain other information are available, free of charge, by calling Nuveen Investor Services at (888) 290-9881, on the Fund’s website at www.nuveen.com/etf, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the SEC. Reports, financial statements, and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
www.nuveen.com/etf
No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of Fund shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Fund. Neither the delivery of this prospectus nor any sale of Fund shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus. Please read and keep this prospectus for future reference.
Dealers effecting transactions in Fund shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
The Fund is a series of Nushares ETF Trust, whose Investment Company Act file number is 811-23161.

NPR-CLOSP-1125P

November 28, 2025

	Listing Exchange	Ticker Symbol
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	NYSE Arca, Inc.	NUAG
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	NYSE Arca, Inc.	NUSA
Nuveen ESG High Yield Corporate Bond ETF	NYSE Arca, Inc.	NUHY
Nuveen ESG U.S. Aggregate Bond ETF	NYSE Arca, Inc.	NUBD

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the prospectus dated November 28, 2025 for the Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF, and Nuveen ESG U.S. Aggregate Bond ETF (each, a “Fund” and, collectively, the “Funds”), each a series of Nushares ETF Trust (the “Trust”), as such prospectus may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A Prospectus may be obtained without charge from the Funds by visiting the Funds’ website at www.nuveen.com/etf, or by calling (888) 290-9881.

The Funds’ audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Funds’ most recent Annual Financial Statements and Other Information dated July 31, 2025, which are included as part of the Funds’ Form N-CSR. You may obtain a copy of a Fund’s Annual Financial Statements and Other Information, as well as its Annual Report to Shareholders, at no charge by request to the Fund, visiting the website, or calling the phone number noted above.

GENERAL INFORMATION

Each Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust on February 20, 2015. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Each Fund is an exchange-traded fund (“ETF”) within the Nuveen family of ETFs (the “Nuveen ETFs”). The investment objective of each Fund is to track the investment results, before fees and expenses, of its underlying index (each, an “Index” and, collectively, the “Indexes”). Each Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). Each Fund’s sub-adviser is Teachers Advisors, LLC (“TAL” or the “Sub-Adviser”). The Adviser has agreed to pay all organizational and offering expenses of the Trust.

Each Fund issues and redeems shares at its net asset value per share (“NAV”) only in large block aggregations of a specified number of shares (“Creation Units”). Only certain institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”) may purchase and redeem shares directly from the Funds at NAV. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. See “Purchase and Redemption of Creation Units” later in this SAI for more information.

Each Fund’s shares are listed for trading on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”), and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange. The shares trade on the Listing Exchange at market prices that may differ from the shares’ NAVs.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund invests its assets, and otherwise conducts its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

GENERAL RISKS

An investment in the Funds should be made with an understanding that the value of the Funds’ portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. The Funds may not outperform other investment strategies over short- or long-term market cycles and the Funds may decline in value. The Funds’ shares may trade above or below their NAV. An investor in the Funds could lose money over short or long periods of time. The price of the securities and other investments held by the Funds and thus the values of the Funds’ portfolios are expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

Investor perceptions may also impact the value of each Fund’s investments and the value of an investment in each Fund’s shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, public health or banking crises. Issuer-specific conditions may also affect the value of a Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Funds cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of a Fund’s portfolio securities.

Although the Funds attempt to invest in liquid securities and instruments, there can be no guarantee that a liquid market for such securities and instruments will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

S-1

CONTINUOUS OFFERING

The method by which Creation Units are created and Fund shares are subsequently traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if, after placing an order for Creation Units with Nuveen Securities, LLC (“Nuveen Securities” or the “Distributor”), the broker-dealer or its client breaks them down into constituent shares and sells such shares directly to customers, or if the broker-dealer or its client chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”). Firms that incur a prospectus-delivery obligation with respect to shares of a Fund are reminded that pursuant to Rule 153 under the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (7) below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Fund, except the Nuveen ESG High Yield Corporate Bond ETF, may not:

(1) Concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act, except as may be necessary to approximate the composition of its Index.

The Nuveen ESG High Yield Corporate Bond ETF may not:

(1) Concentrate its investments in a particular industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may concentrate its investments in a particular industry or group of industries to approximately the same extent that the Index concentrates in a particular industry or group of industries.

A Fund may not:

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

S-2

(4) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(6) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

(7) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitation set forth in number (1) above, according to the current interpretation by the Securities and Exchange Commission (the “SEC”), a Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from a specific project or backed principally from the assets and revenue of a non-governmental user, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Each foreign government will be considered to be a member of a separate industry.

For purposes of applying the limitations set forth in number (2) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of a Fund’s total assets is at least 300% of the principal amount of all of a Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitations set forth in number (7) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), a Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

S-3

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Funds’ Board of Trustees (the “Board”) without a shareholder vote.

A Fund may not:

(1) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(2) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

Each Fund, except Nuveen Enhanced Yield U.S. Aggregate Bond ETF, has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the Index. The Nuveen Enhanced Yield U.S. Aggregate Bond ETF has adopted a Name Policy whereby the Fund will (i) invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in fixed income securities and (ii) invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. dollar-denominated securities that are publicly offered for sale in the United States. As a result, each Fund must provide shareholders with a notice, meeting the requirements of Rule 35d-1(c), at least 60 days prior to any change of its Name Policy. For purposes of the Name Policy, each Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, are set forth below in alphabetical order.

Each of the Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF, and Nuveen ESG U.S. Aggregate Bond ETF tracks an underlying index that applies eligibility criteria based on certain environmental, social, governance, climate, sustainability and other related factors. In addition, the portfolio management team of the Nuveen Enhanced Yield U.S. Aggregate Bond ETF, in executing the Fund’s investment strategies, may consider in its discretion certain environmental, social, governance, climate, sustainability and other related factors to the extent any of these factors are deemed financially relevant from an investment perspective. Whether and the degree to which any of these factors are considered largely depends on the particular portfolio management team, strategy, asset classes, securities, and other factors, which could vary.

If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. In connection with the Fund’s investment restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-).

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Funds.

S-4

Asset-Backed Securities

A Fund may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Borrowing Money

Each Fund may borrow money from a bank as permitted by the 1940 Act, or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. Each Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows each Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund’s total assets. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.

Cash Equivalents and Short-Term Investments

Each Fund may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. For temporary defensive purposes or during periods of high cash inflows or outflows, each Fund may invest up to 100% of its net assets in such holdings. During such periods, a Fund may not be able to achieve its investment objective. Each Fund may only invest in

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short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are in the opinion of the portfolio managers, of comparable quality. The Funds also may invest in high-quality short-term investments and cash equivalents, referred to in the Prospectus as “money market securities.” Money market securities include short-term taxable fixed income securities with a maturity of one year or less which are rated at least A-2 or higher or an equivalent rating by an NRSRO, or if unrated, are in the opinion of the portfolio managers, of comparable quality or, if the security does not have a short-term rating, whose issuer has a long-term rating of at least A or higher from an NRSRO. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

(2) Certificates of Deposit. Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Bankers’ Acceptances. Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase Agreements. Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater

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than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. Collateral may consist of any fixed income security which is an eligible investment for the Fund. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by an NRSRO, or which have been assigned an equivalent rating by another NRSRO.

(7) Eurodollar and Yankee Instruments. Each Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, a Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(8) Money Market Funds and Short-Term Debt Funds. Each Fund may invest in money market funds. A Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies and Other Pooled Investment Vehicles” below). A Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(9) Variable Amount Master Demand Notes. Each Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand

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notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Collateralized Debt Obligations

A Fund may invest in Collateralized Debt Obligations (“CDOs”). Similar to CMOs described below under “Mortgage-Backed Securities,” CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and real estate investment trusts ((“REITs”) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, and hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Convertible Securities

A Fund may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Such convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity

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securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Corporate Debt Securities

The Funds may invest in corporate debt securities. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest. Corporate debt securities are usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by a NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Additionally, corporate debt securities may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Corporate debt securities and certain other assets held by a Fund may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of shareholders’ investment in a Fund. This risk is greater for fixed-income

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instruments with longer maturities. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” each Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

A Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions and certain when-issued and delayed delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Funds, are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated that asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, a Fund is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) a Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as a Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. In addition, a Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments a Fund can use are described below. A Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. A Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

Each Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), stock indices, and/or foreign currencies. In addition, a Fund may write put and call options on such financial instruments.

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Options on Securities. Each Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that a Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. Each Fund may purchase put and call options on interest rates and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. Each Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Funds may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. A Fund receives a premium from writing options which it retains whether or not the option is exercised. The Funds may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

A Fund will write a call option on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

A Fund will write a call option on a basket of securities, an index or currency only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index, basket or currency, or (b) the Fund holds a call on the same index, basket or currency as the call written where the exercise price of

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the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

A Fund will write a put option on a security, basket of securities, index or currency only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security, basket of securities, index or currency as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When a Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. A Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Futures

Each Fund may engage in futures transactions. A Fund may buy and sell futures contracts that relate to (1) interest rates, (2) foreign currencies, (3) debt securities, and (4) bond indices. A Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. A Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts.

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Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Forward Currency Contracts and other Foreign Currency Transactions

Each Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, a Fund is subject to the credit and performance risk of the counterparties to such contracts.

Swap Transactions

Each Fund may enter into interest rate, total return, and credit default swap agreements.

The Funds may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.

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Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying

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reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Caps, Collars and Floors

Each Fund may enter into interest rate caps, floors, and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps

Each Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to each of the Funds under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which a Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Code, that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

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(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Each Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as a CDS) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The Fund must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that a Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

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(8) Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemaking is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or a Fund’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed, or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

Dollar Rolls

A Fund may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. A Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Equity Securities

Under normal market conditions, the Funds primarily invest in equity securities, which include common stocks, preferred securities, rights and warrants to purchase common stocks or preferred securities, convertible securities, participatory notes, interests in real estate investment trusts, common and preferred units of master limited partnerships, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not prescribed in advance but are declared at the discretion of a company’s board.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, common stockholders are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

• Factors affecting an entire industry, such as increases in production costs; and

• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange.

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Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

Like common stocks, preferred securities are also units of ownership in a company, but preferred securities normally have preference over common stocks in the payment of dividends and the liquidation of the company. In all other respects, however, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Warrants

Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants are issued by the issuer of a security and provide their holder the option to purchase that security upon the warrants’ exercise at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Convertible Securities

For issues where the conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund’s

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investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Participatory Notes

The Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate located in the United States or foreign countries. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT.

Investing in REITs would subject a Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund may also be subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are

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dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

Equity securities in which a Fund may invest include master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

Fixed Rate Debt Obligations

The debt obligations in which a Fund invests have fixed interest rates. Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Foreign Securities

The Funds may invest in U.S. dollar-denominated foreign securities. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations; and (iv) other foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers. Securities transactions conducted outside the United States may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and the

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margin requirements than in the United States, (iv) currency exchange rate changes, and (v) lower trading volume and liquidity.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets in the United States and other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Emerging Markets. A Fund’s investments in foreign securities may include securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi- governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund’s cash and securities, a Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Sovereign Debt Obligations. A Fund may invest in sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Supranational Securities. A Fund may invest in securities issued by supranational entities. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank,

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Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

Illiquid Investments

The Funds may invest in illiquid investments (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), private placement securities (securities relying on the exemption from registration afforded by Section 4(a)(2) under the 1933 Act), other than Section 4(a)(2) commercial paper (Section 4(a)(2) securities resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity), and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of a Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board or its delegate.

Lending of Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities; however, a Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. A Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. Each Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, a Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by a Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, each Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

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Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, stripped mortgage-backed securities, adjustable rate mortgage securities and commercial mortgage-backed securities, as defined and described below.

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments a Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are

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borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which

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consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Risks of Investing in Mortgage-Backed Securities. Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Municipal Bonds and Other Municipal Obligations

The Funds may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Non-Investment Grade Debt Securities

The Funds may invest in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality debt obligations. Debt obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative

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with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, a Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in a Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for a Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors a Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

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Other Investment Companies and Other Pooled Investment Vehicles

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and ETFs registered under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, a Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of a Fund’s assets.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Each Fund may also invest in pooled investment vehicles other than registered investment companies. A Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments.

If a Fund invests in other investment companies or pooled investment vehicles, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Over-the-Counter Market

Each Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which each Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

When-Issued or Delayed-Delivery Transactions

Each Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of

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loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund’s other assets. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The Fund does not believe that NAV will be adversely affected by purchases of securities on a when-issued basis.

Each Fund will designate on its books or maintain in a segregated account cash and liquid securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Zero Coupon and Step Coupon Securities

The Funds may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under “Purchase and Sale of Shares.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

Each Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund’s shares will continue to be met.

The Listing Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, a Fund’s shares under any of the following circumstances: (1) the Listing Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if a Fund no longer complies with the requirements set forth in the applicable Listing Exchange rule; (3) if, following the initial twelve-month period after commencement of trading on the Listing Exchange, a Fund has fewer than 50 beneficial holders; or (4) if such other event shall occur or condition exists which, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions in Fund shares will be based on negotiated commission rates at customary levels.

The base and trading currency of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the Listing Exchange.

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MANAGEMENT

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to the Adviser and the officers of the Trust (see below). The number of trustees of the Trust is twelve, all of whom are not interested persons of the Funds as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 219 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 146 open-end mutual funds (the “Nuveen Mutual Funds”), 46 closed-end funds and 27 Nuveen ETFs.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Chief Investment Officer, Casey Family Programs (since 2017), formerly, Director of U.S. Pension Plans Johnson & Johnson (2002-2006).	218

Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021), Board Member (2012-2019); Emeritus Board Member (since 2020), Year-Up Puget Sound Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	218

Director, Aflac Incorporated (since 2025); Trustee (since 2019), Dexter Southfield School; Member (since 2020), Governing Council of the Independent Directors Counsel (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	219

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare, former Director (2012-2022) and Finance Committee Chair (2016-2022) Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box Former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and Former President of the Board (2014-2018) of Crane County Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021.	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	219	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021.

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

219

Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016.

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); formerly, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

				219

Formerly, Chairman (2019), Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Loren M. Starr* 333 West Wacker Drive Chicago, IL 60606 1961	Trustee	Term—Indefinite Length of Service— Since 2024.	Independent Consultant/Advisor (since 2021). Formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	218

Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020.	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	219

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2016.

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

219

Formerly, Chair of the Board (2021-2024) of the Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	219

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2017, Co-Chair/Chair since July 1, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219	None.

* Mr. Boateng, Mr. Forrester and Mr. Starr were each elected or appointed as a board member of each of the Nuveen Funds, except Nuveen Multi-Market Income Fund, for which each serves as a consultant.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Briton Ryan 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Managing Director (since 2016), Head of ETFs (since 2024), formerly Head, Product-Capital Markets (2016-2024), Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term— Indefinite Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term— Indefinite Length of Service— Since 2025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC, and Nuveen, LLC.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Secretary	Term— Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term— Indefinite Length of Service— Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term— Indefinite Length of Service— Since 2016	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term— Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term— Indefinite Length of Service— Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term – Indefinite Length of Service – Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected Robert L. Young to serve as the independent Chair of the Board, effective January 1, 2025. Specific responsibilities of the Chair include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Chair performs such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the

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different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended July 31, 2025, the Executive Committee met three times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Funds, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended July 31, 2025, the Audit Committee met thirteen times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing

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with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended July 31, 2025, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended July 31, 2025, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance

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Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, and Mr. Toth. During the fiscal year ended July 31, 2025, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2025, the Investment Committee met four times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester, Chair, Mr. Boateng, Ms. Lancellotta, Ms. Medero, Mr. Toth and Mr. Young. During the fiscal year ended July 31, 2025, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

 Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002 to 2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation.

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Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

 From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

 Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He also is a Chartered Financial Analyst.

Amy B.R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July, 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also a Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and

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financial markets regulation issues. Additionally, she served as General Counsel of the CFTC from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

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Loren M. Starr

 Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco, Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx, which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

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Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid by the Funds for the fiscal year ended July 31, 2025, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2025. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

Name of Trustee	Aggregate Compensation From Funds	Amount of Total Compensation That Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Joseph A. Boateng	$1,499	$375	$480,500
Michael A. Forrester	1,519	1,519	487,000
Thomas J. Kenny	1,763	400	567,000
Amy B.R. Lancellotta	1,632	339	523,000
Joanne T. Medero	1,510	376	484,500
Albin F. Moschner	1,550	—	497,000
John K. Nelson	1,590	—	509,500
Loren M. Starr	1,561	265	501,000
Matthew Thornton III	1,624	—	520,500
Terence J. Toth	1,488	—	477,500
Margaret L. Wolff	1,728	518	554,500
Robert L. Young	1,980	1,287	635,000

Prior to January 1, 2025, independent trustees received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000

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for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; and the chair and/or co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and the Open-End Funds Committee received $20,000 annually. Trustees were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that were discussed at a given meeting.

Effective January 1, 2025, independent trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the chair and/or co-chair of the Investment Committee receives $30,000, annually; and the chair of the Dividend Committee, Nominating and Governance Committee and the Open-End Funds Committee receive $25,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. Each officer of the Trust serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Funds, and (ii) each trustee’s aggregate beneficial ownership in all Nuveen Funds, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, as of December 31, 2024, based on the value of fund shares as of that same date.

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Name of Trustee	Dollar Range of Equity Securities In the Funds	Aggregate Holdings – Fund Complex
Joseph A. Boateng	$0	Over $100,000
Michael A. Forrester	$0	Over $100,000
Thomas J. Kenny	$0	Over $100,000
Amy B.R. Lancellotta	$0	Over $100,000
Joanne T. Medero	$0	Over $100,000
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Loren M. Starr	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

The table below presents information on Trustees who owned securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of June 30, 2025:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$34,063	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$523,049	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$770,200	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$681,237	0.17%

__________

(1) The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

(2) These amounts reflect the current value of holdings as of June 30, 2025. As of the date of this SAI, that is the most recent information available regarding the Companies.

(3) These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4) Mr. Kenny owns 6.60% of KSHFO, LLC.

As of November 3, 2025, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Funds.

Other than as noted in the table above, as of November 3, 2025, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, LLC, each Fund’s investment adviser, has overall responsibility for management of the Funds, oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

For the management services and facilities furnished by the Adviser under the Management Agreement, each Fund has agreed to pay an annual management fee based on a percentage of the

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Fund’s average daily net assets, payable monthly, at a rate set forth in the Prospectus under “Fund Management—Management Fees.” From time to time, the Adviser may waive all or a portion of its fee. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses, and extraordinary expenses. The following table sets forth the management fees paid by each Fund, during the last three fiscal years ended July 31.

		Amount of Management Fees
	08/01/22 - 07/31/23	08/01/23 - 07/31/24	08/01/24 - 07/31/25
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	$97,164	$66,045	$84,532
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	65,229	47,258	43,576
Nuveen ESG High Yield Corporate Bond ETF	300,849	284,454	278,691
Nuveen ESG U.S. Aggregate Bond ETF	380,124	45,642	602,227

Sub-Adviser

The Adviser has selected Teachers Advisors, LLC to serve as sub-adviser to the Funds with primary responsibility for managing each Fund’s portfolio. TAL is a wholly owned subsidiary of Nuveen and an affiliate of the Adviser. TAL also manages the investments of the TIAA-CREF Funds, the TIAA-CREF Life Funds and the TIAA Separate Account VA-1 and serves as sub-adviser to certain other funds managed by Nuveen Fund Advisors. TAL is located at 730 Third Avenue, New York, New York 10017-3206. The Adviser pays TAL a portfolio management fee out of the advisory fee paid to the Adviser for its services to each Fund equal to 50% of the remainder of (a) the management fee payable by the Fund to the Adviser based on average daily net assets pursuant to the Management Agreement, less (b) any management fee waivers, expense reimbursement payments, revenue sharing payments and operating expenses of the Fund borne by the Adviser in respect to the Fund.

As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds.

Teachers Advisors, LLC
Rui (Vivian) Liu, CFA, Senior Director
James Tsang, CFA, Senior Director

Potential Conflicts of Interest of the Sub-Adviser and Portfolio Managers

Certain portfolio managers of the Funds also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. The Sub-Adviser and its affiliated investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by the Sub-Adviser or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while a Fund maintained its position in that security,

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the market price of such security could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or an Account) could acquire debt obligations of a company while an Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, the Sub-Adviser (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or Account) and the equity-holding Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding Funds (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. The Sub-Adviser may seek to avoid such conflicts, and, as a result, the Sub-Adviser may choose not to make such investments on behalf of the Funds, which may adversely affect the Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as a Fund, the Sub-Adviser or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for a Fund, or are appropriate for a Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. The Sub-Adviser and its affiliated investment advisers may aggregate orders of the Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, the Sub-Adviser or its affiliated investment advisers may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase the Sub-Adviser’s or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for the Sub-Adviser to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

The Sub-Adviser and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, the Sub-Adviser’s or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an

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Account’s or Fund’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

The Sub-Adviser’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. The Sub-Adviser allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of the Sub-Adviser’s other clients. Such research services may not always be utilized in connection with the Funds or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Sub-Adviser is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. The Sub-Adviser has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and the Sub-Adviser’s practices regarding the use of third-party soft dollars.

IPO Allocation. The Sub-Adviser has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and the Sub-Adviser’s other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to the Sub-Adviser for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to the Sub-Adviser for managing certain other clients is based on cost. However, no client currently pays the Sub-Adviser a performance-based fee. Nevertheless, the Sub-Adviser may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which the Sub-Adviser has a proprietary interest or to certain other accounts in which the Sub-Adviser receives a larger asset-based fee.

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when the Sub-Adviser will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Funds and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Sub-Adviser, on behalf of the Funds or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, the Sub-Adviser, on behalf of the Funds or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Sub-Adviser, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

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Structure of Compensation for the Portfolio Managers

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one, three, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed by the Portfolio Managers

In addition to the Funds, as of July 31, 2025, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

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Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees

Nuveen Enhanced Yield U.S. Aggregate Bond ETF
Vivian Liu	Registered Investment Companies	5	$28,611.37	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

James S. Tsang	Registered Investment Companies	5	$28,611.37	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF
Vivian Liu	Registered Investment Companies	5	$28,637.43	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

James S. Tsang	Registered Investment Companies	5	$28,637.43	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

Nuveen ESG High Yield Corporate Bond ETF
Vivian Liu	Registered Investment Companies	5	$28,573.00	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

James S. Tsang	Registered Investment Companies	5	$28,573	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

Nuveen ESG U.S. Aggregate Bond ETF
Vivian Liu	Registered Investment Companies	5	$28,267.86	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

James S. Tsang	Registered Investment Companies	5	$28,267.86	0	0
	Other Pooled Investment Vehicles	2	$3,033.94	0	0
	Other Accounts	0	0	0	0

Beneficial Ownership of Securities by the Portfolio Managers

As of July 31, 2025, the portfolio managers did not beneficially own any shares of the Funds.

Administrator, Custodian, and Transfer Agent

Citibank, N.A. (“Citi”), located at 111 Wall Street, New York, New York 10005, serves as the administrator, custodian and transfer agent for the Funds. Citi performs administrative, custodial, transfer agency, fund accounting and portfolio accounting services. The Adviser, on behalf of the Funds, compensates Citi, out of the management fee paid to the Adviser, for the services Citi provides to the Funds.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter of the Nuveen ETFs, including the Funds, pursuant to a Distribution Agreement dated August 2, 2016 (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser and a subsidiary of Nuveen. The Distributor also serves as the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds.

Pursuant to the Distribution Agreement, the Funds have appointed the Distributor to be the agent for the distribution of the Funds’ shares on a continuous offering basis. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation

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Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETF complex. Payments of this type are sometimes referred to as “revenue-sharing payments.” A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Nuveen ETFs over another investment.

Distribution and Service Plan

Each Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that an open-end management investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes each Fund to pay up to 0.25% in distribution fees to the Distributor. No payments pursuant to the Plan will be made during the next twelve (12) months of operation.

The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of shareholders, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of a Fund, as that term is defined in the 1940 Act, and no trustee of a Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, serves as auditor for the Funds. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

KPMG LLP (“KPMG”), 200 East Randolph Street, Chicago, Illinois 60601, independent registered public accounting firm, served as auditor for the Funds for the fiscal year ended July 31, 2024 and prior.

Securities Lending Agent

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board, State Street effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment

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vehicle, arranges for the return of loaned securities to a Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

The following table provides the dollar amounts of income and fees and/or compensation related to the Funds' securities lending activities during the fiscal year ended July 31, 2025.

	Nuveen Enhanced Yield U.S. Aggregate Bond ETF	Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	Nuveen ESG High Yield Corporate Bond ETF	Nuveen ESG U.S. Aggregate Bond ETF

Gross income from securities lending activities	$15,359	$3,814	$339,435	$87,140
Fees and/or compensation paid by each Fund for securities lending activities and related services:
Fees paid to Securities Lending Agent from a revenue split	(136)	(35)	(5,945)	(1,188)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(109)	(27)	(2,341)	(621)
Administrative fees not included in the revenue split	—	—	—	—
Indemnification fees not included in the revenue split	—	—	—	—
Rebate (paid to borrower)	(13,541)	(3,348)	(262,665)	(71,631)
Other fees not included in the revenue split	—	—	—	—
Aggregate fees/compensation for securities lending activities	(13,786)	(3,410)	(270,951)	(73,440)
Net income from securities lending activities	$1,573	$404	$68,484	$13,700

CODES OF ETHICS

The Funds, the Adviser, the Sub-Adviser, the Distributor and the Board’s independent trustees have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and other persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties.

PROXY VOTING POLICIES

The Funds have delegated authority to the Adviser to vote proxies for securities held by the Funds, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser votes proxies of the Funds’ portfolio companies in accordance with the guidelines articulated in the Nuveen Proxy Voting Policies, attached as Appendix A of this SAI.

The Sub-Adviser has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders.

The Sub-Adviser has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) a clear separation of proxy voting functions from external client relationship and sales functions; and (ii) the active monitoring by the Sub-Adviser’s legal and compliance professionals of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., the Sub-Adviser’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates).

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There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., the Sub-Adviser’s proxy voting professionals or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through Nuveen’s website at http://www.nuveen.com, by calling toll-free (800) 257-8787, or by accessing the SEC’s website at http://www.sec.gov.

BROKERAGE TRANSACTIONS

The Sub-Adviser is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of the Sub-Adviser to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, the Sub-Adviser considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers and other factors deemed appropriate by the Sub-Adviser. When purchasing or selling securities traded on the over-the-counter market, the Sub-Adviser generally will execute the transactions with a broker engaged in making a market for such securities. When the Sub-Adviser deems the purchase or sale of a security to be in the best interests of one or more Funds, its personnel may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund(s) at the same time as for other funds that it may be managing, or that may be managed by its affiliated investment advisers. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

The Sub-Adviser’s fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to the Sub-Adviser. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

The Sub-Adviser does not use a voting system to rate fixed-income broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to the Sub-Adviser’s fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by the Sub-Adviser’s sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and the Sub-Adviser’s selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates the Sub-Adviser’s knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

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Consistent with best execution, the Sub-Adviser may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, the Sub-Adviser has adopted a policy embodying the concepts of Section 28(e) under the 1934 Act, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the Sub-Adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. The Sub-Adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the Sub-Adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (“CSA”) or similar arrangement.

Fixed-income trades on behalf of the Funds may not be allocated in order to generate soft dollar credits, but at times, a broker may send the Sub-Adviser unsolicited proprietary research that was based on their assessment of the fixed-income trading volume executed with that broker. Similarly, trades on behalf of the Funds that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send the Sub-Adviser unsolicited proprietary research that is based, in part, on such trading volume.

Research or services obtained for one Fund may be used by the Sub-Adviser in managing other Funds and the accounts of other investment company clients and advisory clients of the Sub-Adviser. Research or services obtained for the Trust also may be used by the Sub-Adviser’s affiliated investment advisers, including TIAA-CREF Investment Management, LLC (“TCIM”), for the benefit of their respective clients, and vice versa.

The Funds paid no brokerage commissions during the fiscal years ended July 31, 2023, July 31, 2024 and July 31, 2025. In addition, each Fund’s trading did not generate any soft dollars during the fiscal year ended July 31, 2025.

During the fiscal year ended July 31, 2025, the Funds did not pay commissions to brokers in return for their research services.

During the fiscal year ended July 31, 2025, the following Funds had acquired the securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or the securities of the parents of their regular brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund's aggregate holdings of the securities of the issuer as of close of the fiscal year ended July 31, 2025:

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Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2025)
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	Bank of America	BA Credit Card Trust	$15,068
		Bank of America Corp	50,048
		BofA Auto Trust	50,096
	BMO Capital Markets	Bank of Montreal	—
		BMO Mortgage Trust	150,972
	Deutsche Bank Trust Co.	Deutsche Bank AG/New York NY	91,048
	Goldman Sachs & Co.	Goldman Sachs BDC Inc	9,905
		Goldman Sachs Group Inc/The	181,320
		GS Mortgage Securities Trust	180,311
	JP Morgan Securities, Inc.	JPMorgan Chase & Co	—
	Morgan Stanley & Co	Morgan Stanley	54,153
		Morgan Stanley Bank of America Merrill Lynch Trust	—
		Morgan Stanley Capital I Trust	241,633
	Scotiabank	Bank of Nova Scotia/The	6,519
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	Bank of America	Bank of America Corp	230,776
	BMO Capital Markets	Bank of Montreal	102,585
		BMO Mortgage Trust	51,562
	BNY Mellon	Bank of New York Mellon Corp/The	50,097
	Citigroup Global Markets Inc	Citigroup Inc	200,666
	Deutsche Bank Trust Co.	Deutsche Bank AG/New York NY	51,022
	JP Morgan Securities, Inc.	JPMorgan Chase & Co	288,928
	Morgan Stanley & Co	Morgan Stanley	237,137
	Scotiabank	Bank of Nova Scotia/The	50,866
Nuveen ESG High Yield Corporate Bond ETF	Jefferies & Company Inc.	Jefferies Finance LLC	—
Nuveen ESG U.S. Aggregate Bond ETF	Bank of America	BA Credit Card Trust	50,433
		Bank of America Corp	2,539,447
	BMO Capital Markets	Bank of Montreal	248,155
		BMO Mortgage Trust	312,530
	Citigroup Global Markets Inc	Citibank Credit Card Issuance Trust	100,239
		Citibank NA	90,255
		Citigroup Commercial Mortgage Trust	177,812
		Citigroup Inc	1,740,468
	Goldman Sachs & Co.	Goldman Sachs Bank USA/New York NY	—
		Goldman Sachs Group Inc/The	1,713,003
		GS Mortgage Securities Trust	193,793
	JP Morgan Securities, Inc.	JPMorgan Chase & Co	2,685,511
	Morgan Stanley & Co.	Morgan Stanley	2,137,637
		Morgan Stanley Bank NA	20,116
		Morgan Stanley Capital I Trust	96,653
	Toronto Dominon Bank	Toronto-Dominion Bank/The	402,091
	Wells Fargo Securities, LLC	Wells Fargo Commercial Mortgage Trust	343,442
		WF Card Issuance Trust	50,125

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Brokerage commissions paid by a Fund may vary substantially from year to year as a result of changing asset levels throughout the year, portfolio turnover rates, differences in shareholder purchase and redemption activity, varying market conditions and other factors.

From time to time, the Sub-Adviser may effect purchases and sales of securities between the Funds and other funds or clients advised by the Sub-Adviser or an affiliate (such transactions referred to herein as “cross trades”) if it believes that such transactions are beneficial for each party and consistent with each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for the Sub-Adviser. On any occasion when a Fund participates in a cross trade, the Sub-Adviser and the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies that govern the dissemination of the Funds’ portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The policies adopted by the Trust are implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board. Compliance officers of the Funds, the Adviser and Sub-Adviser periodically monitor overall compliance with the policies to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policies. Periodic reports regarding these policies will be provided to the Board. The Board must approve all material amendments to these policies. Prior to the commencement of trading on each day that a Fund is open for business, (1) the Funds’ portfolio holdings are publicly disseminated on the Funds’ publicly accessible website, www.nuveen.com/etf, and through financial reporting and news services, and (2) the composition of the basket of securities and/or cash that will constitute a Creation Unit is publicly disseminated via the National Securities Clearing Corporation, a clearing agency registered with the SEC (“NSCC”).

The Trust, the Adviser and/or Sub-Adviser, and the Distributor will generally not disseminate non-public portfolio holdings information concerning the Funds. However, non-public portfolio holdings information may be provided to certain parties if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

In addition, the Funds, the Adviser and/or Sub-Adviser may distribute certain portfolio attribution analyses and related data and commentary (“Portfolio Data”). Specifically, the Funds, the Adviser and/or Sub-Adviser may provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country, among other factors, as well as how various factors impacted Fund performance as compared to its benchmark. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period, so long as that portfolio has been made publicly available. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While the Funds, the Adviser and/or Sub-Adviser will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the Funds for information about obtaining Portfolio Data. The Funds, the Adviser and/or Sub-Adviser may restrict access to any or all Portfolio Data in their sole discretion,

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including, but not limited to, if the Funds, the Adviser and/or Sub-Adviser believe the release of such Portfolio Data may be harmful to a Fund.

There is no assurance that the Trust’s policies on portfolio holdings disclosure will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchase and Sale of Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to other banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the percentage ownership of each person, who, as of November 3, 2025, owned of record, or is known by the Adviser to have owned beneficially, 5% or more of the Funds’ shares.

Name of Fund	Name and Address of Owner	Percentage of Ownership

Nuveen Enhanced Yield U.S. Aggregate Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.34%
	Pershing L.L.C. One Pershing Plaza Jersey City, NJ 07399	6.02%
	Bank of America 1 Bryant Park New York, NY 10036	6.69%
	LPL Financial, LLC 75 State Street, 22nd Floor Boston, MA 02109	8.35%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 250 Vesey Street New York, NY 10080	13.53%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	42.12%

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Name of Fund	Name and Address of Owner	Percentage of Ownership
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	Pershing L.L.C. One Pershing Plaza Jersey City, NJ 07399	7.50%
	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10019	8.01%
	LPL Financial, LLC 75 State Street, 22nd Floor Boston, MA 02109	10.87%
	U.S. Bancorp 777 East Wisconsin Avenue Milwaukee, WI 53202	12.17%
	National Financial Services LLC 200 Liberty Street New York, NY 70281	16.29%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.13%

Nuveen ESG High Yield Corporate Bond ETF	LPL Financial LLC 75 State Street, 22nd Floor Boston, MA 02109	5.54%
	UBS Financial 1000 Harbor Blvd Weehaken, NJ 07086	6.08%
	U.S. Bancorp 777 East Wisconsin Avenue Milwaukee, WI 53202	6.30%
	The Bank of New York 240 Greenwich St New York, NY 10286	6.55%
	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10019	7.32%

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Name of Fund	Name and Address of Owner	Percentage of Ownership
	Pershing L.L.C. One Pershing Plaza Jersey City, NJ 07399	8.45%
	National Financial Services LLC 200 Liberty Street New York, NY 70281	14.14%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.75%

Nuveen ESG U.S. Aggregate Bond ETF	Pershing L.L.C. One Pershing Plaza Jersey City, NJ 07399	6.20%
	The Bank of New York 240 Greenwich St New York, NY 10286	6.55%
	BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, NY 10286	7.39%
	LPL Financial LLC 75 State Street, 22nd Floor Boston, MA 02109	7.87%
	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10019	9.76%
	National Financial Services LLC 200 Liberty Street New York, NY 70281	14.33%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.03%

An Authorized Participant may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may

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execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a Fund. When granted the power to vote, the Agent shall mirror vote such shares in the same proportion as all other beneficial owners of a Fund.

It is also possible that, from time to time, Nuveen or its affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Nuveen and its affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of a Fund acquired for their own accounts. A large sale of shares of a Fund by Nuveen or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s market price.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Funds issue and redeem shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” Creation Units are typically purchased and redeemed in-kind, but they may also be purchased and redeemed, in whole or in part, for cash in the Adviser’s discretion. Each Fund’s NAV is determined once each day the NYSE is open for business (a “Business Day”), as described under “Determination of Net Asset Value.”

Only Authorized Participants may purchase and redeem Creation Units directly from the Funds at NAV. To become an Authorized Participant, a firm must execute an Authorized Participant Agreement (the “Participant Agreement”) that has been agreed to by the Distributor and Citi, in a form approved by the Trust. Among other things, the Participant Agreement requires that an Authorized Participant be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant.

The Funds issue and redeem Creation Units through the Distributor at their NAV next determined after receipt of an order in proper form on any Business Day. All orders to purchase or redeem Creation Units directly from the Funds, including non-standard orders (as defined below), must be placed in the manner and by the time specified by a Fund on each Business Day (generally, 4 p.m., Eastern time) (the “Cut-Off Time”). The date on which an order to purchase or redeem Creation Units is received in proper form and is accepted by the Distributor is referred to as the “Order Placement Date.” An order is generally considered to be in “proper form” if all procedures set forth in the Participant Agreement, the AP Handbook and this SAI are properly followed.

An Authorized Participant submitting a creation or redemption order is deemed to make certain representations to the Trust as set forth in the Participant Agreement. The Distributor reserves the right to verify these representations in its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Distributor in its sole discretion, the order will not be considered to have been received in proper form and may be rejected by the Distributor.

Purchase (Creation)

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of (a) either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and (b) the Cash Component, defined and computed as described below. Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” the value of which equals the NAV of a Creation Unit of a Fund on any given Order Placement Date. In addition to the Fund Deposit, Authorized Participants will be charged a standard fixed transaction fee and, for purchases effected in whole or in part with Deposit Cash, a variable transaction fee intended to cover the costs a Fund incurs in acquiring portfolio securities with such Deposit Cash. See “Transaction Fees” below for additional information.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component may include a “Dividend Equivalent Payments,” which enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of a Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by a Fund for

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the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Funds and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the Authorized Participant will be entitled to receive cash in an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Citi, through NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) (the “NYSE Open”), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the Fund Deposit (based on information at the end of the previous Business Day) for each Fund on such day. Such Fund Deposit is subject to any applicable adjustments, as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund may be changed from time to time by the Adviser with a view to achieving the investment objective of a Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to rebalancing adjustments, interest payments, corporate action events and adjustments to the weighting or composition of the component securities of a Fund’s underlying Index.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any or all Deposit Securities, including, without limitation, in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash and (ii) include or remove Deposit Securities from the Fund Deposit in anticipation of Index rebalancing changes.

Procedures for Purchase of Creation Units. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. Foreign Deposit Securities must be delivered to an account maintained on behalf of a Fund at its applicable local subcustodian. Transfer of the Fund Deposit and all applicable transaction fees must be ordered by the Authorized Participant in a timely fashion so as to ensure delivery to the account of a Fund or its agents by no later than 3:00 p.m. Eastern time on the date on which the Creation Units are to be delivered (the “Settlement Date”), which for purchases is generally the first Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any securities or cash, as applicable, will be determined by the Distributor, whose determination shall be final and binding. If the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the purchase order may be cancelled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. Any such cancelled order may be resubmitted the following Business Day using the Fund Deposit required for such Business Day.

Investors placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the Cut-Off Time on such Business Day. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not be an Authorized Participant, in which case orders to purchase shares directly from a Fund in Creation Units would have to be placed by the investor’s broker through an Authorized Participant. In such cases, the Authorized Participant may impose additional charges on such investor. At

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any given time, there may be only a limited number of Authorized Participants, and only a small number of such Authorized Participants may have international capabilities.

Except as provided below, Creation Units will not be issued until the transfer of good title to a Fund of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component and all applicable transaction fees have been completed. In instances where a Fund accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be delivered in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, (ii) all applicable transaction fees and (iii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Cash Collateral”), which shall be maintained by Citi in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with a Fund, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Cash Collateral with a Fund in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. A Fund may use such Cash Collateral to buy the missing Deposit Securities at any time. Authorized Participants will be liable to a Fund for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by a Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Order Placement Date plus the brokerage and related transaction costs associated with such purchases. A Fund will return any unused portion of the Cash Collateral once all of the missing Deposit Securities have been properly received by Citi. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Distributor reserves the right to reject a purchase order in its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant do not match those disseminated through the facilities of NSCC for that date; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Funds, be unlawful; or (f) in the event that circumstances outside the control of the Funds, the Distributor, Citi and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units (examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Distributor, Citi, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events). The Funds or its agents shall communicate to the Authorized Participant the rejection of an order. The Funds, the Distributor and Citi are under no duty, however, to give notification of any defects or irregularities in any order or in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. The Funds, the Distributor and Citi shall not be liable for the rejection of any purchase order for Creation Units.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF A FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by a Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.

Redemption proceeds for a Creation Unit will be paid either in-kind or in cash, or a combination thereof, as disclosed by Citi prior to the NYSE Open. With respect to in-kind redemptions, Citi, through NSCC, makes available prior to the NYSE Open on each Business Day the list of the names and share quantities of each Fund’s portfolio securities (subject to possible amendment or correction) that will be distributed upon the receipt of redemption requests in proper form prior to the Cut-Off Time on that day (“Fund Securities”).

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In connection with any in-kind redemptions, Authorized Participants will also pay or receive cash in an amount equal to the difference between the NAV of the Creation Units being redeemed and the value of the Fund Securities received (the “Cash Redemption Component”). In the event that the Fund Securities have a value greater than the NAV of the Creation Units, a Cash Redemption Component equal to the differential is required to be paid to the Funds by the Authorized Participant. In the event that the Fund Securities have a value less than the NAV of the Creation Units, a Cash Redemption Component equal to the differential will be paid by the Funds to the Authorized Participant. Notwithstanding the foregoing, at a Fund’s discretion, an Authorized Participant may receive the corresponding cash value of all or a portion of the Fund Securities.

Procedures for Redemption of Creation Units. After an order for redemption in proper form has been received, the Funds will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Component to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Funds, the calculation of the value of the Fund Securities and the Cash Redemption Component to be delivered upon redemption will be made by Citi according to the procedures set forth under “Determination of Net Asset Value,” computed on the Order Placement Date. Therefore, if a redemption order in proper form is submitted by an Authorized Participant by the Cut-Off Time on the Order Placement Date, and the requisite number of shares of the Funds are delivered to Citi prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Component to be delivered will be determined on such Order Placement Date. If the requisite number of shares of the Funds are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Funds will not release the Fund Securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

In order to take delivery of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Funds or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the Order Placement Date.

If it is not possible to effect deliveries of the Fund Securities, a Fund may, in its sole discretion, exercise its option to redeem shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares on the Order Placement Date, minus a fixed transaction fee and an additional variable transaction fee, each as described in further detail below under “Transaction Fees,” to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities necessary to fund the redemption in cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that it could not lawfully deliver specific Fund Securities or could not do so without first registering the Fund Securities under such laws. An Authorized Participant (or a client for which it is acting) subject to a legal restriction with respect to a particular security included in the Fund Securities may be paid an equivalent amount of cash. The Authorized Participant may request a redeeming client to complete certain documentation with respect to such matters. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by a Fund to provide a written confirmation with respect to QIB status in order to receive Fund Securities. Redemptions effected in cash will be subject to applicable transaction fees.

The right of redemption may be suspended or the Settlement Date postponed with respect to a Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which redemption of shares of a Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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Transaction Fees

Transaction fees, as set forth in the table below, are imposed to cover transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day that does not vary with the number of Creation Units created or redeemed on that day. Additional variable transaction fees will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. The following table shows, as of the date of this SAI, the approximate value of one Creation Unit and the standard fixed and maximum additional variable transaction fees for creations and redemptions (as described above):

Fund Name	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
Enhanced Yield U.S. Aggregate Bond ETF	$2,147,736	25,000	$250	3.0%	2.0%
ESG 1-5 Year U.S. Aggregate Bond ETF	$2,349,927	25,000	$250	3.0%	2.0%
ESG High Yield Corporate Bond ETF	$2,163,573	25,000	$250	3.0%	2.0%
ESG U.S. Aggregate Bond ETF	$2,265,452	25,000	$250	3.0%	2.0%

* As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

The Funds may adjust the transaction fees from time to time upon notice to Authorized Participants. The Adviser may also from time to time cover the cost of any transaction fees if it determines it is in a Fund’s best interest.

In addition, with respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Funds to their account or as otherwise specified on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee by such intermediary for such services.

DETERMINATION OF NET ASSET VALUE

Each Fund’s NAV is determined as set forth in its Prospectus under “General Information—Net Asset Value.” Notwithstanding anything to the contrary in the Prospectus, each Fund’s determination of net asset value will comply with Rule 2a-5 under the 1940 Act.

CAPITAL STOCK

Each Fund issues shares of beneficial interest, par value $.01 per share. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

The Trust is not required to and does not intend to hold annual meetings of shareholders. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees the authority to approve reorganizations between a Fund and another entity, such as another ETF, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or a Fund without shareholder approval if the 1940 Act would not require such approval. Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trustees establish the number of Trustees and may fill vacancies on the Board, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. “Cause” requires

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willful misconduct, dishonesty, fraud or a felony conviction. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Under the Declaration, by becoming a shareholder of a Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and the Trust’s By-laws. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. Shareholders may be required to disclose information on direct or indirect ownership of a Fund’s shares in order to comply with various laws applicable to a Fund or as the Trustees may determine, and ownership of a Fund’s shares may be disclosed by a Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

In order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Funds or their shareholders as a result of spurious shareholder claims, demands and derivative actions, the Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly. Consistent with applicable Massachusetts law, prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Funds, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder may be responsible for a Fund’s costs and expenses if a court determines that a derivative action was made without reasonable cause or for an improper purpose, if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration or if a direct action is dismissed by a court for failure to state a claim. Any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law and any action commenced by a shareholder may be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”), under the terms of the Declaration. Except as prohibited by law, if a shareholder commences an applicable action in a court other than a Chosen Court, the shareholder may be obligated to reimburse a Fund and any applicable Trustee or officer of a Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action.

The Declaration specifically provides, however, that no provision of the Declaration is effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the 1933 Act, the 1934 Act, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

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The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series, in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. A Trustee is liable only for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, Nuveen Securities, LLC, at 333 West Wacker Drive, Chicago, Illinois 60606.

TAX MATTERS

Federal Income Tax Matters

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Unless you are a tax-exempt entity or your investment in the Funds is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Funds make distributions or you sell Fund shares. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company (RIC)

Each Fund intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by a Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to

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items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Funds

If a Fund qualifies for treatment as a RIC, the Fund will generally not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

If, for any taxable year, a Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, a Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of a Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, each Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of such Fund to satisfy the requirement for qualification as a RIC.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year

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loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

“Net capital losses” are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. A Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Distributions

Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses.

Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions of gains from the sale of investments that a Fund owned for one year or less will be subject to tax at ordinary income rates.

For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at rates of up to 20%, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation

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that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Distributions that a Fund receives from an ETF, REIT or an underlying fund taxable as a RIC will be treated as "qualified dividend income" only to the extent so reported by such ETF, REIT or underlying fund.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which a Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends received deduction by a Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares. Since a Fund is not expected to invest in stocks of U.S. corporations, a Fund’s dividends generally are not expected to qualify for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares

Assuming shares are held as a capital asset, a sale or exchange of shares in a Fund may give rise to a capital gain or loss. In general, any capital gain or loss realized upon a taxable disposition of shares and will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and short-term capital gain or loss if held for 12 months or less. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares or disallowed to the extent of exempt-interest dividends. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding

The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (“IRS”).

Federal Tax Treatment of Certain Fund Investments

Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund

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are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, and/or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund. These provisions also may require a Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Funds intend to monitor their transactions, intends to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve their qualification for treatment as RICs.

The Funds are required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund intends to distribute substantially all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on a Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at a Fund level.

Foreign Investments

If the Funds acquire any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Funds will generally be subject to one of the following special tax regimes: (i) a Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Funds as a dividend to its shareholders; (ii) if a Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) a Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Funds intend to make the appropriate tax elections, if possible, and

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take any additional steps that are necessary to mitigate the effect of these rules. The Funds may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.

Income received by the Funds from sources within foreign countries (including, for example, dividends or interest on stock or securities of the non-U.S. issuers) may be subject to withholding.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) if the Fund invests in REITs that hold residual interests in REMICs, (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or in a REIT that has a subsidiary that is a TMP, or (iv) if the Fund holds residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues. The Funds are not expected to hold any REMIC interests.

Non-U.S. Investors

In general, dividends, other than Capital Gain Dividends paid by the Funds to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for such Creation Units. Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will

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generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Section 351

The Trust on behalf of the Funds has the right to reject an order for a purchase of shares of a Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Certain Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of July 31, 2025, the following Funds had capital loss carry-forwards available for federal income tax purposes. The capital losses are not subject to expiration.

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Fund	Short-Term	Long-Term	Total
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	$20,526,257	$6,331,430	$26,857,687
Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF	514,172	1,812,618	2,326,790
Nuveen ESG High Yield Corporate Bond ETF	4,990,959	8,975,020	13,965,979
Nuveen ESG U.S. Aggregate Bond ETF	4,154,471	6,544,190	10,698,661

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. Nonetheless, the Fund might not make a dividend payment every month. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements for the Funds’ most recent fiscal year appear in the Funds’ Annual Financial Statements and Other Information dated July 31, 2025. The Funds’ most recent Annual Financial Statements and Other Information, which are included as part of the Funds’ N-CSR, are incorporated by reference into this SAI and available without charge by calling (800) 257-8787.

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  Appendix A
Nuveen proxy voting policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to Nuveen associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value, and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the portfolio company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proxy proposal.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular proxy proposal. The Stewardship Group relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

Egregious compensation practices

Lack of responsiveness to a failed vote

Unequal treatment of shareholders

Adoption of inappropriate antitakeover devices

When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

Independence

When board independence is not in line with local market regulations or best practices

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When a member of executive management sits on a key board committee that should be composed of only independent directors

When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

Board refreshment

When there is insufficient representation of difference backgrounds, experiences, and perspectives on the board, and the company has not demonstrated its commitment to making the board more inclusive and reflective of a broad range of characteristics

When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

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Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term-oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and

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we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

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III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Issues related to employees and suppliers

Human capital

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board composition in terms of varied backgrounds and perspectives, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from a company operations and products, as well as the risks to a company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

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Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy

Applicability

This Policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and, collectively, referred to as the “Advisers”)

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

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Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under “Roles and Responsibilities.”

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and Nuveen’s Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

Input from Advisory Personnel

Third-party research

Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

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5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.

5. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provides legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the Nuveen Equity and Fixed Income (“NEFI”) Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to Nuveen (“Nuveen”) associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”).

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Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO,

ii. The Nuveen Executive Management Team and the Nuveen Extended Leadership Team,

iii. The Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv).

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive* of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship† with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

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iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity† and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s) have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen associate but shares a residence and is in a mutual commitment similar to marriage with such Nuveen associate.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

____

* Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.

† Such criteria are defined in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

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Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personal conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

____

‡ Such criteria are defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group reviews and processes the Form, which is then routed to Committee members for prompt approval (including the approval response deadline). Committee members review the form to determine whether a Material Conflict exists and whether the recommendation rationale is clearly articulated and reasonable relative to the existing conflict. A majority vote is required.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on

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the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable associates understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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NAI-NUETF-1125P

November 28, 2025

	Listing Exchange	Ticker Symbol
Nuveen Core Plus Bond ETF	NASDAQ Stock Market LLC	NCPB
Nuveen Preferred and Income ETF	NASDAQ Stock Market LLC	NPFI
Nuveen Ultra Short Income ETF	NASDAQ Stock Market LLC	NUSB

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the prospectus dated November 28, 2025, for the Nuveen Core Plus Bond ETF, Nuveen Preferred and Income ETF, and Nuveen Ultra Short Income ETF (each, a “Fund” and, collectively, the “Funds”), each a series of Nushares ETF Trust (the “Trust”), as such prospectus may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A Prospectus may be obtained without charge from the Funds by visiting the Funds’ website at www.nuveen.com/etf or calling (888) 290-9881.

The Funds’ audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Funds’ most recent Annual Financial Statements and Other Information dated July 31, 2025, which are included as part of the Funds’ Form N-CSR. You may obtain a copy of a Fund’s Annual Financial Statements and Other Information, as well as the Fund’s Annual Report to Shareholders, at no charge by request to the Fund, visiting the website, or calling the phone number noted above.

GENERAL INFORMATION

Each Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust on February 20, 2015. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Each Fund is an exchange-traded fund (“ETF”) within the Nuveen family of ETFs (the “Nuveen ETFs”). The investment objective of each Fund is set forth in the Prospectus. Each Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). Each Fund’s sub-adviser is Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”). The Adviser has agreed to pay all organizational and offering expenses of the Trust.

Each Fund issues and redeems shares at its net asset value per share (“NAV”) only in large block aggregations of a specified number of shares (“Creation Units”). Only certain institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”) may purchase and redeem shares directly from the Funds at NAV. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. See “Purchase and Redemption of Creation Units” later in this SAI for more information.

Each Fund’s shares are listed for trading on the NASDAQ Stock Market LLC, a national securities exchange (the “Listing Exchange”), and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange. The shares trade on the Listing Exchange at market prices that may differ from the shares’ NAVs.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund invests its assets, and otherwise conducts its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

GENERAL RISKS

An investment in the Funds should be made with an understanding that the value of the Funds’ portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. The Funds may not outperform other investment strategies over short- or long-term market cycles and the Funds may decline in value. The Funds’ shares may trade above or below their NAV. An investor in the Funds could lose money over short or long periods of time. The price of the securities and other investments held by the Funds and thus the values of the Funds’ portfolios are expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

Investor perceptions may also impact the value of each Fund’s investments and the value of an investment in each Fund’s shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, public health or banking crises. Issuer-specific conditions may also affect the value of a Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Funds cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of a Fund’s portfolio securities.

Although the Funds attempt to invest in liquid securities and instruments, there can be no guarantee that a liquid market for such securities and instruments will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

CONTINUOUS OFFERING

The method by which Creation Units are created and Fund shares are subsequently traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if, after placing an order for Creation Units with Nuveen Securities, LLC (“Nuveen Securities” or the “Distributor”), the broker-dealer or its client breaks them down into constituent shares and sells such shares directly to customers, or if the broker-dealer or its client chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”). Firms that incur a prospectus-delivery obligation with respect to shares of a Fund are reminded that pursuant to Rule 153 under the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (7) below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

A Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act, except that this restriction shall not be applicable to securities issued by financial services companies or securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

(4) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(6) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(7) Make loans, except as permitted under the 1940 Act and exemptive orders granted under the 1940 Act.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitation set forth in number (3) above, according to the current interpretation by the Securities and Exchange Commission (the “SEC”), a Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (3) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from a specific project or backed principally from the assets and revenue of a non-governmental user, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (3) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Each foreign government will be considered to be a member of a separate industry.

For purposes of applying the limitations set forth in number (2) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of a Fund’s total assets is at least 300% of the principal amount of all of a Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of a Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitations set forth in number (7) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), a Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Funds’ Board of Trustees (the “Board”) without a shareholder vote.

A Fund may not:

(1) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(2) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

Each Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”). Nuveen Core Plus Bond ETF, under normal market conditions, invests at least 80% of the sum of its net assets in income producing fixed income securities. Nuveen Preferred and Income ETF, under normal market conditions, invests at least 80% of the sum of its net assets in preferred securities and other income producing securities. Nuveen Ultra Short Income ETF, under normal market conditions, invests at least 80% of the sum of its net assets in income producing fixed income securities. As a result, each Fund must provide shareholders with a notice, meeting the requirements of Rule 35d-1(c), at least 60 days prior to any change of its Name Policy. For purposes of the Name Policy, each Fund will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, are set forth below in alphabetical order.

In executing the Fund’s investment strategies, the portfolio management team may consider in its discretion certain environmental, social, governance, climate, sustainability and other related factors to the extent any of these factors are deemed financially relevant from an investment perspective. Whether and the degree to which any of these factors are considered largely depends on the particular portfolio management team, strategy, asset classes, securities, and other factors, which could vary.

If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. In connection with the Fund’s investment restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-).

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Borrowing Money

Each Fund may borrow money from a bank as permitted by the 1940 Act, or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. Each Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows each Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund’s total assets. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.

Cash Equivalents and Short-Term Investments

Each Fund may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. For temporary defensive purposes or during periods of high cash inflows or outflows, each Fund may invest up to 100% of its net assets in such holdings. During such periods, a Fund may not be able to achieve its investment objective. Each Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are in the opinion of the portfolio managers, of comparable quality. The Funds also may invest in high-quality short-term investments and cash equivalents, referred to in the Prospectus as “money market securities.” Money market securities include short-term taxable fixed income securities with a maturity of one year or less which are rated at least A-2 or higher or an equivalent rating by an NRSRO, or if unrated, are in the opinion of the portfolio managers, of comparable quality or, if the security does not have a short-term rating, whose issuer has a long-term rating of at least A or higher from an NRSRO. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National

Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

(2) Certificates of Deposit. Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Bankers’ Acceptances. Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase Agreements. Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. Collateral may consist of any fixed income security which is an eligible investment for the Fund. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by an NRSRO, or which have been assigned an equivalent rating by another NRSRO.

(7) Eurodollar and Yankee Instruments. Each Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, a Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(8) Money Market Funds and Short-Term Debt Funds. Each Fund may invest in money market funds. A Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies and Other Pooled Investment Vehicles” below). A Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(9) Variable Amount Master Demand Notes. Each Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Collateralized Debt Obligations

A Fund may invest in Collateralized Debt Obligations (“CDOs”). Similar to CMOs described below under “Mortgage-Backed Securities,” CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and real estate investment trusts ((“REITs”) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, and hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Contingent Capital Securities

The Nuveen Preferred and Income ETF may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos provide for mandatory conversion into the common stock of the issuer or a permanent or temporary full or partial write-down of the principal amount of the security upon the occurrence of certain “triggers” linked to minimum regulatory capital thresholds. In addition, they may explicitly provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory bodies calling into question the issuing institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary and are not intended to benefit the investor.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Convertible Securities

A Fund may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Such convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Corporate Debt Securities

The Funds may invest in corporate debt securities. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest. Corporate debt securities are usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by a NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Additionally, corporate debt securities may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Corporate debt securities and certain other assets held by a Fund may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and a Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of shareholders’ investment in a Fund. This risk is greater for fixed-income instruments with longer maturities. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” each Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

A Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions and certain when-issued and delayed delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Nuveen Preferred and Income ETF, are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated that asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, a Fund is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) a Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as a Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. In addition, a Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments a Fund can use are described below. A Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. A Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

Each Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), stock indices, and/or foreign currencies. In addition, a Fund may write put and call options on such financial instruments.

Options on Securities. Each Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that a Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. Each Fund may purchase put and call options on interest rates and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. Each Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Funds may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. A Fund receives a premium from writing options which it retains whether or not the option is exercised. The Funds may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

A Fund will write a call option on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

A Fund will write a call option on a basket of securities, an index or currency only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index, basket or currency, or (b) the Fund holds a call on the same index, basket or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

A Fund will write a put option on a security, basket of securities, index or currency only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security, basket of securities, index or currency as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When a Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. A Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Futures

Each Fund may engage in futures transactions. A Fund may buy and sell futures contracts that relate to (1) interest rates, (2) foreign currencies, (3) debt securities, and (4) bond indices. A Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. A Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Forward Currency Contracts and other Foreign Currency Transactions

Each Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, a Fund is subject to the credit and performance risk of the counterparties to such contracts.

Swap Transactions

Each Fund may enter into interest rate, total return, and credit default swap agreements.

The Funds may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Caps, Collars and Floors

Each Fund may enter into interest rate caps, floors, and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps

Each Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to each of the Funds under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which a Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Code, that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Each Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as a CDS) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The Fund must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that a Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemaking is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or a Fund’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed, or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

Dollar Rolls

A Fund may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. A Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Equity Securities

Each Fund may invest in equity securities, which include common stocks, preferred securities, rights and warrants to purchase common stocks or preferred securities, convertible securities, participatory notes, interests in real estate investment trusts, common and preferred units of master limited partnerships, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not prescribed in advance but are declared at the discretion of a company’s board.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, common stockholders are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

• Factors affecting an entire industry, such as increases in production costs; and

• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Fixed Rate Debt Obligations

The debt obligations in which a Fund invests have fixed interest rates. Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Foreign Securities

The Funds may invest in U.S. dollar-denominated foreign securities. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations; and (iv) other foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers. Securities transactions conducted outside the United States may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (iv) currency exchange rate changes, and (v) lower trading volume and liquidity.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets in the United States and other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Emerging Markets. A Fund’s investments in foreign securities may include securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi- governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund’s cash and securities, a Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Sovereign Debt Obligations. A Fund may invest in sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Supranational Securities. A Fund may invest in securities issued by supranational entities. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

Illiquid Investments

The Funds may invest in illiquid investments (i.e., investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), private placement securities (securities relying on the exemption from registration afforded by Section 4(a)(2) under the 1933 Act), other than Section 4(a)(2) commercial paper (Section 4(a)(2) securities resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity), and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of a Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board or its delegate.

Lending of Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities; however, a Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. A Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. Each Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, a Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by a Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, each Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, stripped mortgage-backed securities, adjustable rate mortgage securities and commercial mortgage-backed securities, as defined and described below.

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments a Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Risks of Investing in Mortgage-Backed Securities. Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Municipal Bonds and Other Municipal Obligations

The Funds may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Non-Investment Grade Debt Securities

The Funds may invest in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality debt obligations. Debt obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, a Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in a Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for a Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors a Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Non-U.S. Securities

The Funds will invest in fixed income securities issued by non-U.S. companies. Investments in securities of non-U.S. companies involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and such issuers may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include capital controls and sanctions; tariffs; expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Funds may also invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, a Fund avoids currency risks during the settlement period.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets in the United States and other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, and (iv) currency exchange rate changes, and lower trading volume and liquidity.

Additional Market Disruption Risk

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and other western nations, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions may adversely impact, among other things, the Russian economy and various sectors of the global economy, including but not limited to, the financials, energy, metals and mining, engineering and defense sectors. The sanctions and any related boycotts, tariffs, and financial restrictions imposed on Russia’s government, companies and certain individuals may cause a decline in the value and liquidity of Russian securities; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on your Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which your Fund invests.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund, particularly with respect to Russian exposure.

Emerging Markets Risk

The Funds may invest in securities issued by companies located in emerging markets. Emerging market countries are generally in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting, auditing, financial reporting, recordkeeping and securities regulation, which could render financial information and related audits to be unreliable and unverifiable and affect the Fund’s ability to evaluate potential portfolio companies to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Investors may also have limited rights relative to companies domiciled in emerging market countries, and investors may be unable to pursue the same avenues of recourse available to investors of U.S. companies, such as class action lawsuits and fraud claims, either as a matter of law or practicality. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited investment opportunities (many large companies may still be “state-run” or private). Also, local securities exchanges may not offer liquid markets for outside investors. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which could affect a Fund’s ability to evaluate potential portfolio companies; (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; (xiv) limited legal remedies for investors in emerging markets (including derivative litigation) and a limited ability of U.S. authorities (e.g., SEC and U.S. Department of Justice) to bring actions against bad actors; and (xv) heavy reliance on exports that may be severely affected by global economic downturns. Additionally, the degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is highly uncertain. Changes in exchange rates and interest rates and the imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

Currency Risk

By investing in non-U.S. securities, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. In addition, even though the non-U.S. securities held by the Funds are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, a Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, a Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, the Funds may not convert their holdings of non-U.S. currencies to U.S. dollars on a daily basis. The Funds may incur conversion costs when they convert their holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. The Funds may engage in non-U.S. currency exchange transactions in connection with their portfolio investments. The Funds conduct their non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts. The Funds may also be subject to currency risk through investments in ADRs and other non-U.S. securities denominated in U.S. dollars.

Sovereign Debt Obligations. The Funds may invest in sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Supranational Securities. The Funds may invest in securities issued by supranational entities. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

Other Investment Companies and Other Pooled Investment Vehicles

Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and ETFs registered under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, a Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of a Fund’s assets.

ETFs in which a Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Each Fund may also invest in pooled investment vehicles other than registered investment companies. A Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments.

If a Fund invests in other investment companies or pooled investment vehicles, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Over-the-Counter Market

Each Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which each Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

Preferred Securities

The Nuveen Preferred and Income ETF invests in preferred securities with different distribution structures. The various coupon structures may be broadly characterized as follows:

• Fixed Rate Preferred Securities are preferred securities that pay a fixed rate of interest throughout the life of the security and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed-rate securities tends to fall when interest rates rise (and vice versa).

• Fixed-to-Fixed Preferred Securities are preferred securities that have a distribution rate of payment that is fixed for a certain period (typically five or ten years when first issued) and such period is usually aligned with the first call date. After the defined period expires, the fixed distribution rate then resets to another fixed distribution rate, according to a specified formula, and typically resets with the same longer-term frequency for the remaining life of the security (typically five or ten years).

• Fixed-to-Floating Preferred Securities are preferred securities that have a distribution rate of payment that is fixed for a certain period (typically five or ten years when first issued) and such period is usually aligned with the first call date. After this period, distribution rates vary for the remaining life of the security, periodically adjusting according to a specified formula, usually with reference to some interest rate index or market interest rate. The value of fixed-to-floating preferred securities may fluctuate less in response to market interest rate movements than the value of preferred securities with a fixed interest rate, because the interest rate paid by fixed-to-floating preferred securities is variable.

• Floating-Rate Preferred Securities are preferred securities that offer a distribution rate of payment that resets periodically (commonly every 90 days) to an increment over some predetermined interest rate index or benchmark rate. Some commonly used indices include the 3-month U.S. Treasury bill rate, the 180-day U.S. Treasury bill, or the one-month or three-month London Interbank Offered Rate (“LIBOR”) (which was phased out), a replacement rate for LIBOR such as the Secured Overnight Financing Rate (“SOFR”) or another rate based on the SOFR, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. The value of floating-rate preferred securities may fluctuate less in response to market interest rate movements than the value of preferred securities with a fixed interest rate. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. At this time, it is not possible to predict the effect of the establishment of replacement rates or any other reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. Although issuers of cumulative preferred securities generally can defer distributions for a specified period of time, no redemption can typically take place unless all cumulative payment obligations have been met. Issuers may, however, be able to engage in open-market repurchases without regard to any cumulative dividends payable. For non-cumulative preferred securities, the issuer does not have any obligation with respect to skipped payments.

Preferred securities may be issued with either a final maturity date, or as a perpetual structure. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer.

U.S. Government Securities

U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration,

Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

When-Issued or Delayed-Delivery Transactions

Each Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund’s other assets. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The Fund does not believe that NAV will be adversely affected by purchases of securities on a when-issued basis.

Each Fund will designate on its books or maintain in a segregated account cash and liquid securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Zero Coupon and Step Coupon Securities

The Funds may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under “Purchase and Sale of Shares.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of each Fund are approved for listing and trading on the Listing Exchange, subject to notice of issuance. Each Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund’s shares will continue to be met.

The Listing Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, a Fund’s shares under any of the following circumstances: (1) the Listing Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if a Fund no longer complies with the requirements set forth in the applicable Listing Exchange rule;

(3) if, following the initial twelve-month period after commencement of trading on the Listing Exchange, a Fund has fewer than 50 beneficial holders; or (4) if such other event shall occur or condition exists which, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions in Fund shares will be based on negotiated commission rates at customary levels.

The base and trading currency of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the Listing Exchange.

MANAGEMENT

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to the Adviser and the officers of the Trust (see below). The number of trustees of the Trust is twelve, all of whom are not interested persons of the Funds as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 219 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 146 open-end mutual funds (the “Nuveen Mutual Funds”), 46 closed-end funds and 27 Nuveen ETFs.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Chief Investment Officer, Casey Family Programs (since 2017), formerly, Director of U.S. Pension Plans Johnson & Johnson (2002-2006).	218

Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021), Board Member (2012-2019); Emeritus Board Member (since 2020), Year-Up Puget Sound Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	218

Director, Aflac Incorporated (since 2025); Trustee (since 2019), Dexter Southfield School; Member (since 2020), Governing Council of the Independent Directors Counsel (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	219

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare, former Director (2012-2022) and Finance Committee Chair (2016-2022) Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box Former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and Former President of the Board (2014-2018) of Crane County Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021.	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	219	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021.

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

219

Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016.

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); formerly, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

				219

Formerly, Chairman (2019), Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Loren M. Starr* 333 West Wacker Drive Chicago, IL 60606 1961	Trustee	Term—Indefinite Length of Service— Since 2024.	Independent Consultant/Advisor (since 2021). Formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	218

Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020.	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	219

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2016.

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

219

Formerly, Chair of the Board (2021-2024) of the Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	219

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2017, Co-Chair/Chair since July 1, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219	None.

* Mr. Boateng, Mr. Forrester and Mr. Starr were each elected or appointed as a board member of each of the Nuveen Funds, except Nuveen Multi-Market Income Fund, for which each serves as a consultant.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Briton Ryan 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Managing Director (since 2016), Head of ETFs (since 2024), formerly Head, Product-Capital Markets (2016-2024), Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term— Indefinite Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term— Indefinite Length of Service— Since 2025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC, and Nuveen, LLC.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Secretary	Term— Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term— Indefinite Length of Service— Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term— Indefinite Length of Service— Since 2016	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term— Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term— Indefinite Length of Service— Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term – Indefinite Length of Service – Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected Robert L. Young to serve as the independent Chair of the Board, effective January 1, 2025. Specific responsibilities of the Chair include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Chair performs such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended July 31, 2025, the Executive Committee met three times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Funds, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended July 31, 2025, the Audit Committee met thirteen times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended July 31, 2025, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended July 31, 2025, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance

Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, and Mr. Toth. During the fiscal year ended July 31, 2025, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2025, the Investment Committee met four times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester, Chair, Mr. Boateng, Ms. Lancellotta, Ms. Medero, Mr. Toth and Mr. Young. During the fiscal year ended July 31, 2025, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

 Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002 to 2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation.

Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

 From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

 Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He also is a Chartered Financial Analyst.

Amy B.R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July, 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also a Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the CFTC from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

 Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco, Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx, which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid by the Funds for the fiscal year ended July 31, 2025, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2025. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

Name of Trustee	Aggregate Compensation From Funds	Amount of Total Compensation That Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Joseph A. Boateng	$636	$159	$480,500
Michael A. Forrester	643	643	487,000
Thomas J. Kenny	739	166	567,000
Amy B.R. Lancellotta	693	136	523,000
Joanne T. Medero	638	156	484,500
Albin F. Moschner	656	—	497,000
John K. Nelson	675	—	509,500
Loren M. Starr	660	101	501,000
Matthew Thornton III	690	—	520,500
Terence J. Toth	629	—	477,500
Margaret L. Wolff	729	219	554,500
Robert L. Young	838	545	635,000

Prior to January 1, 2025, independent trustees received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; and the chair and/or co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and the Open-End Funds Committee received $20,000 annually. Trustees were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that were discussed at a given meeting.

Effective January 1, 2025, independent trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the chair and/or co-chair of the Investment Committee receives $30,000, annually; and the chair of the Dividend Committee, Nominating and Governance Committee and the Open-End Funds Committee receive $25,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. Each officer of the Trust serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Funds, and (ii) each trustee’s aggregate beneficial ownership in all Nuveen Funds, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, as of December 31, 2024, based on the value of fund shares as of that same date.

Name of Trustee	Dollar Range of Equity Securities In the Funds	Aggregate Holdings – Fund Complex
Joseph A. Boateng	$0	Over $100,000
Michael A. Forrester	$0	Over $100,000
Thomas J. Kenny	$0	Over $100,000
Amy B.R. Lancellotta	$0	Over $100,000
Joanne T. Medero	$0	Over $100,000
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Loren M. Starr	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

The table below presents information on Trustees who owned securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of June 30, 2025:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$34,063	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$523,049	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$770,200	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$681,237	0.17%

__________

(1) The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

(2) These amounts reflect the current value of holdings as of June 30, 2025. As of the date of this SAI, that is the most recent information available regarding the Companies.

(3) These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4) Mr. Kenny owns 6.60% of KSHFO, LLC.

As of November 3, 2025, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Funds.

Other than as noted in the table above, as of November 3, 2025, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, LLC, each Fund’s investment adviser, has overall responsibility for management of each Fund, oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for each Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

For the management services and facilities furnished by the Adviser under the Management Agreement, each Fund has agreed to pay an annual management fee based on a percentage of each Fund’s average daily net assets, payable monthly, at a rate set forth in the Prospectus under “Fund Management—Management Fees.” From time to time, the Adviser may waive all or a portion of its fee. The Adviser is responsible for substantially all other expenses of each Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of each Fund’s chief compliance officer, litigation expenses, and extraordinary expenses. The following table sets forth the management fees paid by each Fund for the fiscal year ended July 31, 2025 and for the period from each Fund’s commencement of operations on March 5, 2024 through each Fund’s fiscal period ended July 31, 2024. Because each Fund commenced operations during 2024, there were no management fees paid during the fiscal year ended 2023.

	Amount of Management Fees
	03/05/24 - 07/31/24	08/01/24 - 07/31/25
Nuveen Core Plus Bond ETF(1)	$39,070	$156,836
Nuveen Preferred and Income ETF(1)	35,238	271,979
Nuveen Ultra Short Income ETF(1)	11,077	230,306

[1]	The Fund commenced operations on March 05, 2024.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser of each Fund. The Adviser pays the Sub-Adviser a portfolio management fee out of the advisory fee paid to the Adviser for its services to each Fund.

As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and Nuveen Asset Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds.

Name	Fund
Joseph Higgins, CFA	Nuveen Core Plus Bond ETF

Nicholas Travaglino	Nuveen Core Plus Bond ETF

Katherine Renfrew	Nuveen Core Plus Bond ETF

Kristal Y. Seales, CFA	Nuveen Core Plus Bond ETF

Douglas M. Baker, CFA	Nuveen Preferred and Income ETF
Brenda A. Langenfeld, CFA	Nuveen Preferred and Income ETF
Peter Agrimson, CFA	Nuveen Ultra Short Income ETF
Chad Kemper	Nuveen Ultra Short Income ETF

Compensation

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one-, three-, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where a Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Other Accounts Managed by the Portfolio Managers

In addition to the Funds, as of July 31, 2025, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees

Nuveen Core Plus Bond ETF
Joseph Higgins	Registered Investment Companies	4	$28,267.86	0	$0
	Other Pooled Investment Vehicles	2	$721.68	0	$0
	Other Accounts	20	$566.68	0	$0

Nicholas Travaglino	Registered Investment Companies	5	$6,629.68	0	$0
	Other Pooled Investment Vehicles	1	$691.15	0	$0
	Other Accounts	9	$21,650.55	0	$0

Katherine Renfrew	Registered Investment Companies	6	$7,453.46	0	$0
	Other Pooled Investment Vehicles	4	$1,100.30	0	$0
	Other Accounts	4	$1,448.69	0	$0

Kristal Y. Seales	Registered Investment Companies	7	$11,623.97	0	$0
	Other Pooled Investment Vehicles	3	$798.87	0	$0
	Other Accounts	2	$165.16	0	$0

Nuveen Preferred and Income ETF
Douglas M. Baker	Registered Investment Companies	7	$12,440.72	0	$0
	Other Pooled Investment Vehicles	1	$273.25	0	$0
	Other Accounts	4,336	$2,838.99	0	$0

Brenda A. Langenfeld	Registered Investment Companies	11	$13,646.09	0	$0
	Other Pooled Investment Vehicles	2	$46.11	0	$0
	Other Accounts	4,340	$4,238.02	0	$0

Nuveen Ultra Short Income ETF
Peter Agrimson	Registered Investment Companies	11	$37,682.06	0	$0
	Other Pooled Investment Vehicles	2	$292.92	0	$0
	Other Accounts	5	$444.51	0	$0

Chad Kemper	Registered Investment Companies	5	$23,967.14	0	$0
	Other Pooled Investment Vehicles	1	$262.39	0	$0
	Other Accounts	38	$14,292.05	0	$0

Beneficial Ownership of Securities by the Portfolio Managers

As of July 31, 2025, the portfolio managers did not beneficially own any shares of the Funds.

Administrator, Custodian, and Transfer Agent

Citibank, N.A. (“Citi”), located at 111 Wall Street, New York, New York 10005, serves as the administrator, custodian and transfer agent for the Funds. Citi performs administrative, custodial, transfer agency, fund accounting and portfolio accounting services. The Adviser, on behalf of the Funds, compensates Citi, out of the management fee paid to the Adviser, for the services Citi provides to the Funds.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter of the Nuveen ETFs, including the Funds, pursuant to a Distribution Agreement dated August 2, 2016 (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser and a subsidiary of Nuveen. The Distributor also serves as the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds.

Pursuant to the Distribution Agreement, the Funds have appointed the Distributor to be the agent for the distribution of the Funds’ shares on a continuous offering basis. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Funds and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Funds. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETF complex. Payments of this type are sometimes referred to as “revenue-sharing payments.” A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Funds or other Nuveen ETFs over another investment.

Distribution and Service Plan

Each Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that an open-end management investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes each Fund to pay up to 0.25% in distribution fees to the Distributor. No payments pursuant to the Plan will be made during the next twelve (12) months of operation.

The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of shareholders, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of a Fund, as that term is defined in the 1940 Act, and no trustee of a Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, serves as auditor for the Funds. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

KPMG LLP (“KPMG”), 200 East Randolph Street, Chicago, Illinois 60601, independent registered public accounting firm, served as auditor for the Funds for the fiscal period ended July 31, 2024.

Securities Lending Agent

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board, State Street effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to a Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

The Funds did not engage in securities lending transactions during the fiscal year ended July 31, 2025. Consequently, the Funds did not earn any income or pay any fees related to securities lending activities for this period.

CODES OF ETHICS

The Funds, the Adviser, the Sub-Adviser, the Distributor and the Board’s independent trustees have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and other persons who may have access to information about the Funds' securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties.

PROXY VOTING POLICIES

Each Fund has delegated authority to the Adviser to vote proxies for securities held by each Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser votes proxies of a Fund’s portfolio companies in accordance with the guidelines articulated in the Nuveen Proxy Voting Policies, attached as Appendix A of this SAI.

The Sub-Adviser has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of a Fund’s shareholders.

The Sub-Adviser has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) a clear separation of proxy voting functions from external client relationship and sales functions; and (ii) the active monitoring by the Sub-Adviser’s legal and compliance professionals of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing a Fund’s proxy voting (e.g., the Sub-Adviser’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates).

There could be rare instances in which an individual who has a direct role in executing or influencing a Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through Nuveen’s website at http://www.nuveen.com, by calling toll-free (800) 257-8787, or by accessing the SEC’s website at http://www.sec.gov.

BROKERAGE TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for each Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause each Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management causes each Fund to pay up in recognition of the value of the brokerage and research products and services (“Research Services”) the broker-dealer provides. The broker-dealer may directly provide Research Services to each Fund or may purchase them from a third party for each Fund. In such cases, Nuveen Asset Management is in effect paying for the Research Services with client commissions – so-called “soft dollars.” Nuveen Asset Management will only cause each Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the Research Services are eligible brokerage and research under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the amount of the commission is reasonable in relation to the value of the Research Services provided, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management or its affiliates with respect to the managing of its accounts.

Nuveen Asset Management employs the use of commission sharing arrangements administered by its centralized equity trading desk. Under these arrangements, when Nuveen Asset Management pays a commission to an executing broker, a portion of the commission is for execution of the trade (brokerage) and a portion is for Research Services. The broker will allocate the Research Services portion of the commission to a pool of commission credits it maintains. The commission manager, at Nuveen Asset Management’s direction, pays Research Services providers for eligible research products and services. An executing broker may or may not be a Research Services provider. Nuveen Asset Management uses commission sharing arrangements to pay for both proprietary and third party Research Services. The centralized equity trading desk does not select Research Services.

Under Nuveen Asset Management’s commission sharing arrangements, Nuveen Equities (the integrated equity investment team of Nuveen Asset Management (excluding Listed Real Assets) and certain affiliates) aggregates commission credits into a single pool, and allocates the Research Services among the respective Nuveen Equities investment teams based on factors such as asset size of the team’s equity strategy and the strategy’s geographic considerations. Commission credits generated by Nuveen Asset Management’s Listed Real Assets accounts are aggregated into a separate pool to purchase Research Services, which generally supports the Nuveen Asset Management Listed Real Assets investment team. Research Services will not necessarily directly and specifically benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services.

Research Services consist of products and services including some or all of the following: economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analytical tools for investment research and related consulting services, market data services and other services that assist in the investment decision making process, and meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons. Research products include written reports, computer-generated services, telephone contacts and personal meetings with securities analysts that assist in the investment decision-making process.

Nuveen Asset Management will use Research Services to benefit any client of Nuveen Asset Management or its affiliates, including each Fund, and at times the Research Services will not directly benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services. For example, Nuveen Asset Management uses clients’ equity commissions to pay for Research Services that at times will benefit other accounts of Nuveen Asset Management and its affiliates.

The Research Services that Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own research activities. As a practical matter, in some cases Nuveen Asset Management could not, on its own, generate all of the Research Services that broker-dealers provide without materially increasing its expenses. Because of the nature of soft dollar arrangements, and because of the fact that any particular Research Service may be used to service all of Nuveen Asset Management’s advisory accounts (possibly to varying degrees) or fewer than all of its advisory accounts, Nuveen Asset Management is unable to quantify or estimate the value of any such services attributable to a particular advisory account with any meaningful degree of accuracy.

Many of each Fund’s portfolio transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, each Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that each Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which each Fund may invest are generally traded in the over-the-counter markets.

Each Fund does not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of each Fund, as determined by the Board of Trustees. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to each Fund as each Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

On behalf of each Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including each Fund (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when each Fund participates in a cross trade, each Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The Funds paid no brokerage commissions during the fiscal year ended July 31,2025 and the fiscal period of March 5, 2024 (commencement of operations) through July 31, 2024. Because the Funds commenced operations during 2024, there were no brokerage commissions paid during the fiscal year ended 2023.

During the fiscal year ended July 31, 2025, the Funds did not pay commissions to brokers in return for their research services.

Brokerage commissions paid by a Fund may vary substantially from year to year as a result of changing asset levels throughout the year, portfolio turnover rates, differences in shareholder purchase and redemption activity, varying market conditions and other factors.

During the fiscal year ended July 31, 2025, the following Funds had acquired the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or the securities of the parents of their brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of the issuer as of close of the fiscal year ended July 31, 2025:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2025)
Nuveen Core Plus Bond ETF	Bank of America	Bank of America Corp	$1,041,308
	Barclays Capital	BBCMS Trust	380,396
	BNP Paribas	BNP Paribas SA	128,363
	Citigroup Global Markets Inc	Citigroup Commercial Mortgage Trust	93,777
		Citigroup Inc	147,917
	Deutsche Bank Trust Co.	DBJPM 2016-C3 Mortgage Trust	195,465
		DBSG 2024-ALTA Mortgage Trust	152,038
		Deutsche Bank AG/New York NY	149,013
	Goldman Sachs & Co.	Goldman Sachs Group Inc/The	399,949
		GS Mortgage Securities Corp Trust	—
		GS Mortgage Securities Trust	236,631
		GS Mortgage-Backed Securities Trust	83,369
	JP Morgan Securities, Inc.	J.P. Morgan Mortgage Trust	382,974
		JP Morgan Mortgage Trust	544,193
		JPMCC Commercial Mortgage Securities Trust	82,549
		JPMDB Commercial Mortgage Securities Trust	145,945
		JPMorgan Chase & Co	1,489,335
	Morgan Stanley & Co	Morgan Stanley	682,214
		Morgan Stanley Bank NA	247,430
		Morgan Stanley Private Bank NA	110,496
		Morgan Stanley Residential Mortgage Loan Trust	76,431
	Wells Fargo Securities, LLC	Wells Fargo & Co	213,019
		Wells Fargo Commercial Mortgage Trust	154,905
Nuveen Preferred and Income ETF	Bank of America	Bank of America Corp	1,746,720
	BNP Paribas	BNP Paribas SA	2,588,460
	JP Morgan Securities, Inc.	JPMorgan Chase & Co	2,112,811
	Royal Bank of Canada Europe Ltd	Royal Bank of Canada	202,200
	UBS Securities LLC	UBS Group AG	2,178,245
Nuveen Ultra Short Income ETF	Bank of America	BA Credit Card Trust	—
		Bank of America Corp	1,488,358
		Bank of America Merrill Lynch Commercial Mortgage Trust	912,997
	BMO Capital Markets	Bank of Montreal	1,414,218
	BNY Mellon	Bank of New York Mellon Corp/The	2,310,700
	Citigroup Global Markets Inc	Citibank Credit Card Issuance Trust	500,332
		Citibank NA	1,277,722
		Citigroup Commercial Mortgage Trust	38,713
		Citigroup Inc	876,067
	Goldman Sachs & Co.	Goldman Sachs Group Inc/The	2,791,011
		GS Mortgage Securities Trust	127,325
	JP Morgan Securities, Inc.	JPMBB Commercial Mortgage Securities Trust	314,865
	JP Morgan Securities, Inc.	JPMorgan Chase & Co	1,698,225
	Morgan Stanley & Co	Morgan Stanley	1,322,406
		Morgan Stanley Capital I Trust	694,769
		Morgan Stanley Private Bank NA	1,251,913
	Royal Bank of Canada Europe Ltd	Royal Bank of Canada	3,062,570
	Wells Fargo Securities, LLC	Wells Fargo & Co	—
		Wells Fargo Bank NA	1,522,161
		Wells Fargo Commercial Mortgage Trust	1,491,140

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies that govern the dissemination of the Funds’ portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The policies adopted by the Trust are implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board. Compliance officers of the Funds, the Adviser and Sub-Adviser periodically monitor overall compliance with the policies to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policies. Periodic reports regarding these policies will be provided to the Board. The Board must approve all material amendments to these policies. Prior to the commencement of trading on each day that a Fund is open for business, (1) the Funds’ portfolio holdings are publicly disseminated on the Funds’ publicly accessible website, www.nuveen.com/etf, and through financial reporting and news services, and (2) the composition of the basket of securities and/or cash that will constitute a Creation Unit is publicly disseminated via the National Securities Clearing Corporation, a clearing agency registered with the SEC (“NSCC”).

The Trust, the Adviser and/or Sub-Adviser, and the Distributor will generally not disseminate non-public portfolio holdings information concerning the Funds. However, non-public portfolio holdings information may be provided to certain parties if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

In addition, the Funds, the Adviser and/or Sub-Adviser may distribute certain portfolio attribution analyses and related data and commentary (“Portfolio Data”). Specifically, the Funds, the Adviser and/or Sub-Adviser may provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country, among other factors, as well as how various factors impacted Fund performance as compared to its benchmark. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period, so long as that portfolio has been made publicly available. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While the Funds, the Adviser and/or Sub-Adviser will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the Funds for information about obtaining Portfolio Data. The Funds, the Adviser and/or Sub-Adviser may restrict access to any or all Portfolio Data in their sole discretion, including, but not limited to, if the Funds, the Adviser and/or Sub-Adviser believe the release of such Portfolio Data may be harmful to a Fund.

There is no assurance that the Trust’s policies on portfolio holdings disclosure will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchase and Sale of Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to other banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the percentage ownership of each person, who, as of November 3, 2025, owned of record, or is known by the Adviser to have owned beneficially, 5% or more of the Funds’ shares.

Name of Fund	Name and Address of Owner	Percentage of Ownership

Nuveen Core Plus Bond ETF	National Financial Services LLC 200 Liberty Street New York, NY 70281	10.08%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 9410	17.25%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	66.28%

Nuveen Preferred and Income ETF	National Financial Services LLC 200 Liberty Street New York, NY 70281	5.50%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 9410	29.93%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	59.40%

Nuveen Ultra Short Income ETF	State Street Bank & Trust 200 Clarendon Street Boston, MA 02116	97.11%

An Authorized Participant may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a

Fund. When granted the power to vote, the Agent shall mirror vote such shares in the same proportion as all other beneficial owners of a Fund.

It is also possible that, from time to time, Nuveen or its affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Nuveen and its affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of a Fund acquired for their own accounts. A large sale of shares of a Fund by Nuveen or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s market price.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Funds issue and redeem shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” Creation Units are typically purchased and redeemed in-kind, but they may also be purchased and redeemed, in whole or in part, for cash in the Adviser’s discretion. Each Fund’s NAV is determined once each day the NYSE is open for business (a “Business Day”), as described under “Determination of Net Asset Value.”

Only Authorized Participants may purchase and redeem Creation Units directly from the Funds at NAV. To become an Authorized Participant, a firm must execute an Authorized Participant Agreement (the “Participant Agreement”) that has been agreed to by the Distributor and Citi, in a form approved by the Trust. Among other things, the Participant Agreement requires that an Authorized Participant be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant.

The Funds issue and redeem Creation Units through the Distributor at their NAV next determined after receipt of an order in proper form on any Business Day. All orders to purchase or redeem Creation Units directly from the Funds, including non-standard orders (as defined below), must be placed in the manner and by the time specified by a Fund on each Business Day (generally, 4 p.m., Eastern time) (the “Cut-Off Time”). The date on which an order to purchase or redeem Creation Units is received in proper form and is accepted by the Distributor is referred to as the “Order Placement Date.” An order is generally considered to be in “proper form” if all procedures set forth in the Participant Agreement, the AP Handbook and this SAI are properly followed.

An Authorized Participant submitting a creation or redemption order is deemed to make certain representations to the Trust as set forth in the Participant Agreement. The Distributor reserves the right to verify these representations in its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Distributor in its sole discretion, the order will not be considered to have been received in proper form and may be rejected by the Distributor.

Purchase (Creation)

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of (a) either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and (b) the Cash Component, defined and computed as described below. Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” the value of which equals the NAV of a Creation Unit of a Fund on any given Order Placement Date. In addition to the Fund Deposit, Authorized Participants will be charged a standard fixed transaction fee and, for purchases effected in whole or in part with Deposit Cash, a variable transaction fee intended to cover the costs a Fund incurs in acquiring portfolio securities with such Deposit Cash. See “Transaction Fees” below for additional information.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component may include a “Dividend Equivalent Payments,” which enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of a Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by a Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Funds and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number

(i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the Authorized Participant will be entitled to receive cash in an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Citi, through NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) (the “NYSE Open”), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the Fund Deposit (based on information at the end of the previous Business Day) for each Fund on such day. Such Fund Deposit is subject to any applicable adjustments, as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund may be changed from time to time by the Adviser with a view to achieving the investment objective of a Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any or all Deposit Securities, including, without limitation, in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash and (ii) include or remove Deposit Securities from the Fund Deposit in anticipation of portfolio rebalancing changes.

Procedures for Purchase of Creation Units. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. Foreign Deposit Securities must be delivered to an account maintained on behalf of a Fund at its applicable local subcustodian. Transfer of the Fund Deposit and all applicable transaction fees must be ordered by the Authorized Participant in a timely fashion so as to ensure delivery to the account of a Fund or its agents by no later than 3:00 p.m. Eastern time on the date on which the Creation Units are to be delivered (the “Settlement Date”), which for purchases is generally the first Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any securities or cash, as applicable, will be determined by the Distributor, whose determination shall be final and binding. If the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the purchase order may be cancelled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. Any such cancelled order may be resubmitted the following Business Day using the Fund Deposit required for such Business Day.

Investors placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the Cut-Off Time on such Business Day. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not be an Authorized Participant, in which case orders to purchase shares directly from a Fund in Creation Units would have to be placed by the investor’s broker through an Authorized Participant. In such cases, the Authorized Participant may impose additional charges on such investor. At any given time, there may be only a limited number of Authorized Participants, and only a small number of such Authorized Participants may have international capabilities.

Except as provided below, Creation Units will not be issued until the transfer of good title to a Fund of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component and all applicable transaction fees have been completed. In instances where a Fund accepts

Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be delivered in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, (ii) all applicable transaction fees and (iii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Cash Collateral”), which shall be maintained by Citi in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with a Fund, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Cash Collateral with a Fund in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. A Fund may use such Cash Collateral to buy the missing Deposit Securities at any time. Authorized Participants will be liable to a Fund for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by a Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Order Placement Date plus the brokerage and related transaction costs associated with such purchases. A Fund will return any unused portion of the Cash Collateral once all of the missing Deposit Securities have been properly received by Citi. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Distributor reserves the right to reject a purchase order in its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant do not match those disseminated through the facilities of NSCC for that date; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Funds, be unlawful; or (f) in the event that circumstances outside the control of the Funds, the Distributor, Citi and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units (examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Distributor, Citi, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events). The Funds or its agents shall communicate to the Authorized Participant the rejection of an order. The Funds, the Distributor and Citi are under no duty, however, to give notification of any defects or irregularities in any order or in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. The Funds, the Distributor and Citi shall not be liable for the rejection of any purchase order for Creation Units.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF A FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by a Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.

Redemption proceeds for a Creation Unit will be paid either in-kind or in cash, or a combination thereof, as disclosed by Citi prior to the NYSE Open. With respect to in-kind redemptions, Citi, through NSCC, makes available prior to the NYSE Open on each Business Day the list of the names and share quantities of each Fund’s portfolio securities (subject to possible amendment or correction) that will be distributed upon the receipt of redemption requests in proper form prior to the Cut-Off Time on that day (“Fund Securities”).

In connection with any in-kind redemptions, Authorized Participants will also pay or receive cash in an amount equal to the difference between the NAV of the Creation Units being redeemed and the value of the Fund Securities received (the “Cash Redemption Component”). In the event that the Fund Securities have a value greater than the NAV of the Creation Units, a Cash Redemption Component equal to the differential is required to be paid to the Funds by the Authorized Participant. In the event that the Fund Securities have a value less than the NAV of the Creation Units, a Cash Redemption

Component equal to the differential will be paid by the Funds to the Authorized Participant. Notwithstanding the foregoing, at a Fund’s discretion, an Authorized Participant may receive the corresponding cash value of all or a portion of the Fund Securities.

Procedures for Redemption of Creation Units. After an order for redemption in proper form has been received, the Funds will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Component to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Funds, the calculation of the value of the Fund Securities and the Cash Redemption Component to be delivered upon redemption will be made by Citi according to the procedures set forth under “Determination of Net Asset Value,” computed on the Order Placement Date. Therefore, if a redemption order in proper form is submitted by an Authorized Participant by the Cut-Off Time on the Order Placement Date, and the requisite number of shares of the Funds are delivered to Citi prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Component to be delivered will be determined on such Order Placement Date. If the requisite number of shares of the Funds are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Funds will not release the Fund Securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

In order to take delivery of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Funds or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the Order Placement Date.

If it is not possible to effect deliveries of the Fund Securities, a Fund may, in its sole discretion, exercise its option to redeem shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares on the Order Placement Date, minus a fixed transaction fee and an additional variable transaction fee, each as described in further detail below under “Transaction Fees,” to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities necessary to fund the redemption in cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that it could not lawfully deliver specific Fund Securities or could not do so without first registering the Fund Securities under such laws. An Authorized Participant (or a client for which it is acting) subject to a legal restriction with respect to a particular security included in the Fund Securities may be paid an equivalent amount of cash. The Authorized Participant may request a redeeming client to complete certain documentation with respect to such matters. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by a Fund to provide a written confirmation with respect to QIB status in order to receive Fund Securities. Redemptions effected in cash will be subject to applicable transaction fees.

The right of redemption may be suspended or the Settlement Date postponed with respect to a Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which redemption of shares of a Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Transaction Fees

Transaction fees, as set forth in the table below, are imposed to cover transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day that does not vary with the number of Creation Units created or redeemed on that day. Additional variable transaction fees will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. The following table shows, as of the date of this SAI, the approximate value of one Creation Unit and the standard fixed and maximum additional variable transaction fees for creations and redemptions (as described above):

Fund Name	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
Nuveen Core Plus Bond ETF	$638,910	25,000	$350	3.0%	2.0%
Nuveen Preferred and Income ETF	$659,464	25,000	$250	3.0%	2.0%
Nuveen Ultra Short Income ETF	$632,649	25,000	$250	3.0%	2.0%

* As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

The Funds may adjust the transaction fees from time to time upon notice to Authorized Participants. The Adviser may also from time to time cover the cost of any transaction fees if it determines it is in a Fund’s best interest.

In addition, with respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Funds to their account or as otherwise specified on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee by such intermediary for such services.

DETERMINATION OF NET ASSET VALUE

Each Fund’s NAV is determined as set forth in its Prospectus under “General Information—Net Asset Value.” Notwithstanding anything to the contrary in the Prospectus, each Fund’s determination of net asset value will comply with Rule 2a-5 under the 1940 Act.

CAPITAL STOCK

Each Fund issues shares of beneficial interest, par value $.01 per share. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

The Trust is not required to and does not intend to hold annual meetings of shareholders. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees the authority to approve reorganizations between a Fund and another entity, such as another ETF, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or a Fund without shareholder approval if the 1940 Act would not require such approval. Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trustees establish the number of Trustees and may fill vacancies on the Board, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. “Cause” requires willful misconduct, dishonesty, fraud or a felony conviction. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Under the Declaration, by becoming a shareholder of a Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and the Trust’s By-laws. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. Shareholders may be required to disclose information on direct or indirect ownership of a Fund’s shares in order to comply with various laws applicable to a Fund or as the Trustees may determine, and ownership of a Fund’s shares may be disclosed by a Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

In order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Funds or their shareholders as a result of spurious shareholder claims, demands and derivative actions, the Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly. Consistent with applicable Massachusetts law, prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Funds, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder may be responsible for a Fund’s costs and expenses if a court determines that a derivative action was made without reasonable cause or for an improper purpose, if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration or if a direct action is dismissed by a court for failure to state a claim. Any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law and any action commenced by a shareholder may be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”), under the terms of the Declaration. Except as prohibited by law, if a shareholder commences an applicable action in a court other than a Chosen Court, the shareholder may be obligated to reimburse a Fund and any applicable Trustee or officer of a Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action.

The Declaration specifically provides, however, that no provision of the Declaration is effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the 1933 Act, the 1934 Act, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series, in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. A Trustee is liable only for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, Nuveen Securities, LLC, at 333 West Wacker Drive, Chicago, Illinois 60606.

TAX MATTERS

Federal Income Tax Matters

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Unless you are a tax-exempt entity or your investment in the Funds is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Funds make distributions or you sell Fund shares. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company (RIC)

Each Fund intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by a Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Funds

If a Fund qualifies for treatment as a RIC, the Fund will generally not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

If, for any taxable year, a Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, a Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of a Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, each Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of such Fund to satisfy the requirement for qualification as a RIC.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

“Net capital losses” are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. A Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Distributions

Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses.

Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions of gains from the sale of investments that a Fund owned for one year or less will be subject to tax at ordinary income rates.

For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at rates of up to 20%, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Distributions that a Fund receives from an ETF, REIT or an underlying fund taxable as a RIC will be treated as "qualified dividend income" only to the extent so reported by such ETF, REIT or underlying fund.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which a Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends received deduction by a Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares. Since a Fund is not expected to invest in stocks of U.S. corporations, a Fund’s dividends generally are not expected to qualify for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares

Assuming shares are held as a capital asset, a sale or exchange of shares in a Fund may give rise to a capital gain or loss. In general, any capital gain or loss realized upon a taxable disposition of shares and will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and short-term capital gain or loss if held for 12 months or less. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares or disallowed to the extent of exempt-interest dividends. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding

The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (“IRS”).

Federal Tax Treatment of Certain Fund Investments

Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, and/or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund. These provisions also may require a Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Funds intend to monitor their transactions, intends to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve their qualification for treatment as RICs.

The Funds are required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund intends to distribute substantially all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on a Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at a Fund level.

Foreign Investments

If the Funds acquire any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Funds will generally be subject to one of the following special tax regimes: (i) a Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Funds as a dividend to its shareholders; (ii) if a Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Funds; or (iii) a Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Funds intend to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Funds may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.

Income received by the Funds from sources within foreign countries (including, for example, dividends or interest on stock or securities of the non-U.S. issuers) may be subject to withholding.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if: (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) if the Fund invests in REITs that hold residual interests in REMICs, (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or in a REIT that has a subsidiary that is a TMP, or (iv) if the Fund holds residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues. The Funds are not expected to hold any REMIC interests.

Non-U.S. Investors

In general, dividends, other than Capital Gain Dividends paid by the Funds to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for such Creation Units. Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Section 351

The Trust on behalf of the Funds has the right to reject an order for a purchase of shares of a Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Certain Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of July 31, 2025, the following Funds had capital loss carry-forwards available for federal income tax purposes. The capital losses are not subject to expiration.

Fund	Short-Term	Long-Term	Total
Nuveen Core Plus Bond ETF	$513,472	$14,247	$527,719
Nuveen Preferred and Income ETF	—	—	—
Nuveen Ultra Short Income ETF	—	—	—

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. Nonetheless, the Fund might not make a dividend payment every month. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements for the Funds’ most recent fiscal year appear in the Funds’ Annual Financial Statements and Other Information dated July 31, 2025. The Funds’ most recent Annual Financial Statements and Other Information, which are included as part of the Funds’ N-CSR, are incorporated by reference into this SAI and available without charge by calling (800) 257-8787.

  Appendix A
Nuveen proxy voting policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to Nuveen associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value, and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the portfolio company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proxy proposal.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular proxy proposal. The Stewardship Group relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

Egregious compensation practices

Lack of responsiveness to a failed vote

Unequal treatment of shareholders

Adoption of inappropriate antitakeover devices

When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

Independence

When board independence is not in line with local market regulations or best practices

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When a member of executive management sits on a key board committee that should be composed of only independent directors

When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

Board refreshment

When there is insufficient representation of difference backgrounds, experiences, and perspectives on the board, and the company has not demonstrated its commitment to making the board more inclusive and reflective of a broad range of characteristics

When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

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Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term-oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and

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we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

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III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Issues related to employees and suppliers

Human capital

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board composition in terms of varied backgrounds and perspectives, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from a company operations and products, as well as the risks to a company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

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Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy

Applicability

This Policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and, collectively, referred to as the “Advisers”)

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

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Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under “Roles and Responsibilities.”

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and Nuveen’s Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

Input from Advisory Personnel

Third-party research

Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

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5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.

5. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provides legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the Nuveen Equity and Fixed Income (“NEFI”) Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to Nuveen (“Nuveen”) associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”).

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Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO,

ii. The Nuveen Executive Management Team and the Nuveen Extended Leadership Team,

iii. The Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv).

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive* of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship† with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

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iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity† and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s) have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen associate but shares a residence and is in a mutual commitment similar to marriage with such Nuveen associate.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

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* Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.

† Such criteria are defined in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

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Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personal conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

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‡ Such criteria are defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group reviews and processes the Form, which is then routed to Committee members for prompt approval (including the approval response deadline). Committee members review the form to determine whether a Material Conflict exists and whether the recommendation rationale is clearly articulated and reasonable relative to the existing conflict. A majority vote is required.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on

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the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable associates understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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NAI-CPBPAIUSI-1125P

November 28, 2025

Nuveen Sustainable Core ETF
Ticker Symbol: NSCR
Listing Exchange: NASDAQ Stock Market LLC

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the prospectus dated November 28, 2025, for the Nuveen Sustainable Core ETF (the “Fund”), a series of Nushares ETF Trust (the “Trust”), as such prospectus may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A Prospectus may be obtained without charge from the Fund by visiting the Fund’s website at www.nuveen.com/etf, or by calling (888) 290-9881.

The Fund’s audited financial statements for the most recent fiscal year are incorporated in this SAI by reference to the Fund’s most recent Annual Financial Statements and Other Information dated July 31, 2025, which are included as part of the Fund’s Form N-CSR. You may obtain a copy of the Fund’s Annual Financial Statements and Other Information, as well as the Fund’s Annual Report to Shareholders, at no charge by request to the Fund, visiting the website, or calling the phone number noted above.

GENERAL INFORMATION

The Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust on February 20, 2015. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. The Fund is an exchange-traded fund (“ETF”) within the Nuveen family of ETFs (the “Nuveen ETFs”). The Fund's investment objective is set forth in the Prospectus. The Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Fund’s sub-adviser is Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”). The Adviser has agreed to pay all organizational and offering expenses of the Trust.

The Fund issues and redeems shares at its net asset value per share (“NAV”) only in large block aggregations of a specified number of shares (“Creation Units”). Only certain institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”) may purchase and redeem shares directly from the Fund at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. See “Purchase and Redemption of Creation Units” later in this SAI for more information.

The Fund’s shares are listed for trading on the NASDAQ Stock Market LLC, a national securities exchange (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange. The shares trade on the Listing Exchange at market prices that may differ from the shares’ NAVs.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Fund invests its assets, and otherwise conducts its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

GENERAL RISKS

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. The Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. The Fund’s shares may trade above or below their NAV. An investor in the Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Fund and thus the value of the Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

Investor perceptions may also impact the value of the Fund’s investments and the value of an investment in the Fund’s shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, public health or banking crises. Issuer-specific conditions may also affect the value of the Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities.

Although the Fund attempts to invest in liquid securities and instruments, there can be no guarantee that a liquid market for such securities and instruments will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

CONTINUOUS OFFERING

The method by which Creation Units are created and Fund shares are subsequently traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by

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the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if, after placing an order for Creation Units with Nuveen Securities, LLC (“Nuveen Securities” or the “Distributor”), the broker-dealer or its client breaks them down into constituent shares and sells such shares directly to customers, or if the broker-dealer or its client chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”). Firms that incur a prospectus-delivery obligation with respect to shares of the Fund are reminded that pursuant to Rule 153 under the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, the Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (7) below are fundamental and cannot be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1) Concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.

(2) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(4) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

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(6) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

(7) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitation set forth in number (1) above, according to the current interpretation by the Securities and Exchange Commission (the “SEC”), the Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from a specific project or backed principally from the assets and revenue of a non-governmental user, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Each foreign government will be considered to be a member of a separate industry.

For purposes of applying the limitations set forth in number (2) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitations set forth in number (7) above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s Board of Trustees (the “Board”) without a shareholder vote.

The Fund may not:

(1) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(2) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

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The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets in equity securities of companies aligned with sustainability themes. Sustainability themes are measurable investment themes that exhibit positive societal impact and also influence macroeconomic trends, competitive dynamics, and the financial performance of companies across industries and sectors. For purposes of the Fund’s 80% policy, (i) the three “sustainability themes” are (1) energy transition and innovation, (2) inclusive growth, and (3) strong governance, and (ii) a company is “aligned with sustainability themes” if the company ranks in the top 70% of companies based on the sub-adviser’s Thematic Alignment Model, which measures the weighted average of a company’s positive alignment with all three themes. As a result, the Fund must provide shareholders with a notice, meeting the requirements of Rule 35d-1(c), at least 60 days prior to any change of its Name Policy. For purposes of the Name Policy, the Fund may consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, principal investment strategies, policies and techniques that appears in the Prospectus for the Fund. Additional information concerning principal investment strategies of the Fund, and other investment strategies that may be used by the Fund, is set forth below in alphabetical order.

In executing the Fund’s investment strategies, the portfolio management team may consider in its discretion certain environmental, social, governance, climate, sustainability and other related factors to the extent any of these factors are deemed financially relevant from an investment perspective. Whether and the degree to which any of these factors are considered largely depends on the particular portfolio management team, strategy, asset classes, securities, and other factors, which could vary.

If a percentage limitation on investments by the Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. In connection with the Fund’s investment restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that the Fund may invest in securities rated as low as B, the Fund may invest in securities rated B-).

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Fund.

Borrowing Money

The Fund may borrow money from a bank as permitted by the 1940 Act, or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets. While a reverse repurchase agreement is outstanding, the Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.

Cash Equivalents and Short-Term Investments

The Fund may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and the

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Fund’s principal investment strategies. For temporary defensive purposes or during periods of high cash inflows or outflows, the Fund may invest up to 100% of its net assets in such holdings. During such periods, the Fund may not be able to achieve its investment objective. The Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are in the opinion of the portfolio managers, of comparable quality. The Fund also may invest in high-quality short-term investments and cash equivalents, referred to in the Prospectus as “money market securities.” Money market securities include short-term taxable fixed income securities with a maturity of one year or less which are rated at least A-2 or higher or an equivalent rating by an NRSRO, or if unrated, are in the opinion of the portfolio managers, of comparable quality or, if the security does not have a short-term rating, whose issuer has a long-term rating of at least A or higher from an NRSRO. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

(2) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

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(4) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. Collateral may consist of any fixed income security which is an eligible investment for the Fund. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a NRSRO, or which have been assigned an equivalent rating by another NRSRO.

(7) Eurodollar and Yankee Instruments. The Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(8) Money Market Funds and Short-Term Debt Funds. The Fund may invest in money market funds. The Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies and Other Pooled Investment Vehicles” below). The Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(9) Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the

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Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” the Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions and certain when-issued and delayed delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated that asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, the Fund is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. The Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

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Options Transactions

The Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), stock indices, and/or foreign currencies. In addition, the Fund may write put and call options on such financial instruments.

Options on Securities. The Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Writing Options. The Fund may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

The Fund will write a call option on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a call option on a basket of securities, an index or currency only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index, basket or currency, or (b) the Fund holds a call on the same index, basket or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a put option on a security, basket of securities, index or currency only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security, basket of securities, index or currency as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by the Fund expires

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unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) foreign currencies, (3) debt securities, and (4) bond indices. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the

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liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Limitations on the Use of CFTC-Regulated Futures

The Fund will limit its direct investments in CFTC-regulated futures (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code, that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative

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instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as a CDS) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The Fund must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemaking is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or the Fund’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed, or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

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Equity Securities

The Fund invests primarily in equity securities, which include common stocks, preferred securities, rights and warrants to purchase common stocks or preferred securities, convertible securities, participatory notes, interests in real estate investment trusts, common and preferred units of master limited partnerships, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not prescribed in advance but are declared at the discretion of a company’s board.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, common stockholders are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

• Factors affecting an entire industry, such as increases in production costs; and

• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

Like common stocks, preferred securities are also units of ownership in a company, but preferred securities normally have preference over common stocks in the payment of dividends and the liquidation of the company. In all other respects, however, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Warrants

The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants are issued by the issuer of a security and provide their holder the option to purchase that security upon the warrants’ exercise at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily parallel the prices of the underlying securities.

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Convertible Securities

For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Participatory Notes

The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks

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normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate located in the United States or foreign countries. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT.

Investing in REITs would subject the Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund may also be subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

Equity securities in which the Fund may invest include master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

Illiquid Investments

The Fund may invest in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), private placement securities (securities relying on the

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exemption from registration afforded by Section 4(a)(2) under the 1933 Act), other than Section 4(a)(2) commercial paper (Section 4(a)(2) securities resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity), and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board or its delegate.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities; however, the Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. The Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, the Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

Non-U.S. Securities

The Fund invests in equity securities issued by non-U.S. companies. Investments in securities of non-U.S. companies involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

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Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and such issuers may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include capital controls and sanctions; tariffs; expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may also invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Fund avoids currency risks during the settlement period.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets in the United States and other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, and (iv) currency exchange rate changes, and lower trading volume and liquidity.

Additional Market Disruption Risk

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and

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the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund, particularly with respect to Russian exposure.

Other Investment Companies and Other Pooled Investment Vehicles

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and ETFs registered under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When the Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, the Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

ETFs in which the Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike

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traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

The Fund may also invest in pooled investment vehicles other than registered investment companies. The Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments.

If the Fund invests in other investment companies or pooled investment vehicles, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

When-Issued or Delayed-Delivery Transactions

The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The Fund does not believe that NAV will be adversely affected by purchases of securities on a when-issued basis.

The Fund will designate on its books or maintain in a segregated account cash and liquid securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “Purchase and Sale of Shares.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund’s shares will continue to be met.

The Listing Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Fund’s shares under any of the following circumstances: (1) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if the Fund no longer complies with the requirements set forth in the applicable Listing Exchange rule; (3) if, following the initial twelve-month period after commencement of trading on the Listing Exchange, the Fund has fewer than 50 beneficial holders; or (4) if such other event shall occur or condition exists which, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

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The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions in Fund shares will be based on negotiated commission rates at customary levels.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

MANAGEMENT

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Fund to the Adviser and the officers of the Trust (see below). The number of trustees of the Trust is twelve, all of whom are not interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 219 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 146 open-end mutual funds (the “Nuveen Mutual Funds”), 46 closed-end funds and 27 Nuveen ETFs.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Chief Investment Officer, Casey Family Programs (since 2017), formerly, Director of U.S. Pension Plans Johnson & Johnson (2002-2006).	218

Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021), Board Member (2012-2019); Emeritus Board Member (since 2020), Year-Up Puget Sound Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	218

Director, Aflac Incorporated (since 2025); Trustee (since 2019), Dexter Southfield School; Member (since 2020), Governing Council of the Independent Directors Counsel (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	219

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare, former Director (2012-2022) and Finance Committee Chair (2016-2022) Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box Former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and Former President of the Board (2014-2018) of Crane County Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021.	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	219	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021.

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

				219

Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016.

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); formerly, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

				219

Formerly, Chairman (2019), Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Loren M. Starr* 333 West Wacker Drive Chicago, IL 60606 1961	Trustee	Term—Indefinite Length of Service— Since 2024.	Independent Consultant/Advisor (since 2021). Formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	218

Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020.	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	219

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2016.

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

219

Formerly, Chair of the Board (2021-2024) of the Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	219

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2017, Co-Chair/Chair since July 1, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219	None.

* Mr. Boateng, Mr. Forrester and Mr. Starr were each elected or appointed as a board member of each of the Nuveen Funds, except Nuveen Multi-Market Income Fund, for which each serves as a consultant.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Briton Ryan 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Managing Director (since 2016), Head of ETFs (since 2024), formerly Head, Product-Capital Markets (2016-2024), Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term— Indefinite Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term— Indefinite Length of Service— Since 2025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC, and Nuveen, LLC.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Secretary	Term— Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term— Indefinite Length of Service— Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term— Indefinite Length of Service— Since 2016	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term— Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term— Indefinite Length of Service— Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term – Indefinite Length of Service – Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected Robert L. Young to serve as the independent Chair of the Board, effective January 1, 2025. Specific responsibilities of the Chair include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Chair performs such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the

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different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended July 31, 2025, the Executive Committee met three times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended July 31, 2025, the Audit Committee met thirteen times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing

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with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended July 31, 2025, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended July 31, 2025, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance

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Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, and Mr. Toth. During the fiscal year ended July 31, 2025, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2025, the Investment Committee met four times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester, Chair, Mr. Boateng, Ms. Lancellotta, Ms. Medero, Mr. Toth and Mr. Young. During the fiscal year ended July 31, 2025, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

 Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002 to 2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation.

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Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

 From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

 Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He also is a Chartered Financial Analyst.

Amy B.R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July, 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also a Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and

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financial markets regulation issues. Additionally, she served as General Counsel of the CFTC from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

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Loren M. Starr

 Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco, Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx, which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

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Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts), as well as any amounts related to special ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid by the Fund for the fiscal year ended July 31, 2025, (2) the amount of total compensation paid by the Fund that has been deferred, and (3) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2025. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Fund.

Name of Trustee	Aggregate Compensation From Fund	Amount of Total Compensation That Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Joseph A. Boateng	$16	$4	$480,500
Michael A. Forrester	16	16	487,000
Thomas J. Kenny	18	4	567,000
Amy B.R. Lancellotta	17	4	523,000
Joanne T. Medero	16	4	484,500
Albin F. Moschner	16	—	497,000
John K. Nelson	16	—	509,500
Loren M. Starr	16	3	501,000
Matthew Thornton III	17	—	520,500
Terence J. Toth	15	—	477,500
Margaret L. Wolff	18	5	554,500
Robert L. Young	21	13	635,000

Prior to January 1, 2025, independent trustees received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000

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for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; and the chair and/or co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and the Open-End Funds Committee received $20,000 annually. Trustees were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that were discussed at a given meeting.

Effective January 1, 2025, independent trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the chair and/or co-chair of the Investment Committee receives $30,000, annually; and the chair of the Dividend Committee, Nominating and Governance Committee and the Open-End Funds Committee receive $25,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Trust has no employees. Each officer of the Trust serves without any compensation from the Fund. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Fund, and (ii) each trustee’s aggregate beneficial ownership in all Nuveen Funds, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, as of December 31, 2024, based on the value of fund shares as of that same date.

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Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregate Holdings – Fund Complex
Joseph A. Boateng	$0	Over $100,000
Michael A. Forrester	$0	Over $100,000
Thomas J. Kenny	$0	Over $100,000
Amy B.R. Lancellotta	$0	Over $100,000
Joanne T. Medero	$0	Over $100,000
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Loren M. Starr	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

The table below presents information on Trustees who owned securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of June 30, 2025:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$34,063	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$523,049	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$770,200	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$681,237	0.17%

__________

(1) The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

(2) These amounts reflect the current value of holdings as of June 30, 2025. As of the date of this SAI, that is the most recent information available regarding the Companies.

(3) These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4) Mr. Kenny owns 6.60% of KSHFO, LLC.

As of November 3, 2025, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Fund.

Other than as noted in the table above, as of November 3, 2025, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, LLC, the Fund’s investment adviser, has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

For the management services and facilities furnished by the Adviser under the Management Agreement, the Fund has agreed to pay an annual management fee based on a percentage of the Fund’s

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average daily net assets, payable monthly, at a rate set forth in the Prospectus under “Fund Management—Management Fees.” From time to time, the Adviser may waive all or a portion of its fee. The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses, and extraordinary expenses. The following table sets forth the management fees paid by the Fund for the fiscal year ended July 31, 2025 and for the period from the Fund’s commencement of operations on March 5, 2024 through the Fund’s fiscal period ended July 31, 2024. Because the Fund commenced operations during 2024, there were no management fees paid during the fiscal year ended 2023.

	Amount of Management Fees
	03/05/24 - 07/31/24	08/01/24 - 07/31/25
Nuveen Sustainable Core ETF(1)	$10,076	$26,739

[1]	The Fund commenced operations on March 05, 2024.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser of the Fund. The Adviser pays the Sub-Adviser a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Fund.

As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and Nuveen Asset Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the investment strategies of the Fund.

Name	Title
Valerie Grant, CFA	Managing Director

Compensation

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one-, three-, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

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Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table below.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management,

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TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Other Accounts Managed by the Portfolio Manager

In addition to the Fund, as of July 31, 2025, the portfolio manager was also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees

Valerie Grant	Registered Investment Companies	2	$7,510.56	0	0
	Other Pooled Investment Vehicles	1	31.57	0	0
	Other Accounts	0	0	0	0

Beneficial Ownership of Securities by the Portfolio Manager

As of July 31, 2025, the portfolio manager did not beneficially own any shares of the Fund.

Administrator, Custodian, and Transfer Agent

Citibank, N.A. (“Citi”), located at 111 Wall Street, New York, New York 10005, serves as the administrator, custodian and transfer agent for the Fund. Citi performs administrative, custodial, transfer agency, fund accounting and portfolio accounting services. The Adviser, on behalf of the Fund, compensates Citi, out of the management fee paid to the Adviser, for the services Citi provides to the Fund.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter of the Nuveen ETFs, including the Fund, pursuant to a Distribution Agreement dated August 2, 2016 (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser and a subsidiary of Nuveen. The Distributor also serves as the principal underwriter for the Nuveen Mutual Funds and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds.

Pursuant to the Distribution Agreement, the Fund has appointed the Distributor to be its agent for the distribution of the Fund’s shares on a continuous offering basis. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and

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reporting systems, data provision services, or their making shares of the Fund and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETF complex. Payments of this type are sometimes referred to as “revenue-sharing payments.” A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Nuveen ETFs over another investment.

Distribution and Service Plan

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that an open-end management investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Fund to pay up to 0.25% in distribution fees to the Distributor. No payments pursuant to the Plan will be made during the next twelve (12) months of operation.

The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of shareholders, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no trustee of the Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, serves as auditor for the Fund for all periods after July 31, 2024. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

KPMG LLP (“KPMG”), 200 East Randolph Street, Chicago, Illinois 60601, independent registered public accounting firm, served as auditor for the Fund for the fiscal period ended July 31, 2024.

Securities Lending Agent

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board, State Street effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

The Fund did not engage in securities lending transactions during the fiscal year ended July 31, 2025. Consequently, the Fund did not earn any income or pay any fees related to securities lending activities for this period.

CODES OF ETHICS

The Fund, the Adviser, the Sub-Adviser, the Distributor and the Board’s independent trustees have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Adviser

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and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and other persons who may have access to information about the Fund's securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties.

PROXY VOTING POLICIES

The Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser votes proxies of the Fund’s portfolio companies in accordance with the guidelines articulated in the Nuveen Proxy Voting Policies, attached as Appendix A of this SAI.

The Sub-Adviser has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the Fund’s shareholders.

The Sub-Adviser has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) a clear separation of proxy voting functions from external client relationship and sales functions; and (ii) the active monitoring by the Sub-Adviser’s legal and compliance professionals of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting (e.g., the Sub-Adviser’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates).

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through Nuveen’s website at http://www.nuveen.com, by calling toll-free (800) 257-8787, or by accessing the SEC’s website at http://www.sec.gov.

BROKERAGE TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Fund. Subject to the satisfaction of its obligation to seek

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best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause the Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management causes the Fund to pay up in recognition of the value of the brokerage and research products and services (“Research Services”) the broker-dealer provides. The broker-dealer may directly provide Research Services to the Fund or may purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the Research Services with client commissions – so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the Research Services are eligible brokerage and research under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the amount of the commission is reasonable in relation to the value of the Research Services provided, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management or its affiliates with respect to the managing of its accounts.

Nuveen Asset Management employs the use of commission sharing arrangements administered by its centralized equity trading desk. Under these arrangements, when Nuveen Asset Management pays a commission to an executing broker, a portion of the commission is for execution of the trade (brokerage) and a portion is for Research Services. The broker will allocate the Research Services portion of the commission to a pool of commission credits it maintains. The commission manager, at Nuveen Asset Management’s direction, pays Research Services providers for eligible research products and services. An executing broker may or may not be a Research Services provider. Nuveen Asset Management uses commission sharing arrangements to pay for both proprietary and third party Research Services. The centralized equity trading desk does not select Research Services.

Under Nuveen Asset Management’s commission sharing arrangements, Nuveen Equities (the integrated equity investment team of Nuveen Asset Management (excluding Listed Real Assets) and certain affiliates) aggregates commission credits into a single pool, and allocates the Research Services among the respective Nuveen Equities investment teams based on factors such as asset size of the team’s equity strategy and the strategy’s geographic considerations. Commission credits generated by Nuveen Asset Management’s Listed Real Assets accounts are aggregated into a separate pool to purchase Research Services, which generally supports the Nuveen Asset Management Listed Real Assets investment team. Research Services will not necessarily directly and specifically benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services.

Research Services consist of products and services including some or all of the following: economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analytical tools for investment research and related consulting services, market data services and other services that assist in the investment decision making process, and meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons. Research products include written reports, computer-generated services, telephone contacts and personal meetings with securities analysts that assist in the investment decision-making process.

Nuveen Asset Management will use Research Services to benefit any client of Nuveen Asset Management or its affiliates, including the Fund, and at times the Research Services will not directly benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services. For example, Nuveen Asset Management uses clients’ equity commissions to pay for Research Services that at times will benefit other accounts of Nuveen Asset Management and its affiliates.

The Research Services that Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own research activities. As a practical matter, in some cases Nuveen Asset Management could not, on its own, generate all of the Research Services that broker-dealers provide without materially increasing its expenses. Because of the nature of soft dollar arrangements, and because of the fact that any particular Research Service may be used to service all of Nuveen Asset Management’s advisory accounts (possibly to varying degrees) or fewer than all of its advisory accounts, Nuveen Asset Management is unable to quantify or estimate the value of any such services attributable to a particular advisory account with any meaningful degree of accuracy.

Many of the Fund’s portfolio transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts

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and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

The Fund does not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Trustees. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

On behalf of the Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Fund (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when the Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The following table sets forth the aggregate brokerage commissions paid by the Fund for the fiscal year ended July 31, 2025 and the fiscal period of March 5, 2024 (commencement of operations) through July 31, 2024. Because the Fund commenced operations during 2024, there were no brokerage commissions paid during the fiscal year ended 2023.

Aggregate Brokerage Commissions Paid by the Fund
03/05/24-07/31/24	08/01/24-07/31/25
$35	$719

During the fiscal year ended July 31, 2025, the Fund did not pay commissions to brokers in return for their research services.

Brokerage commissions paid by the Fund may vary substantially from year to year as a result of changing asset levels throughout the year, portfolio turnover rates, differences in shareholder purchase and redemption activity, varying market conditions and other factors.

The Fund did not acquire the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or the securities of the parents of its regular brokers or dealers during the fiscal year ended July 31, 2025.

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Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies that govern the dissemination of the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The policies adopted by the Trust are implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board. Compliance officers of the Fund, the Adviser and Sub-Adviser periodically monitor overall compliance with the policies to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policies. Periodic reports regarding these policies will be provided to the Board. The Board must approve all material amendments to these policies. Prior to the commencement of trading on each day that the Fund is open for business, (1) the Fund’s portfolio holdings are publicly disseminated on the Fund’s publicly accessible website, www.nuveen.com/etf, and through financial reporting and news services, and (2) the composition of the basket of securities and/or cash that will constitute a Creation Unit is publicly disseminated via the National Securities Clearing Corporation, a clearing agency registered with the SEC (“NSCC”).

The Trust, the Adviser and/or Sub-Adviser, and the Distributor will generally not disseminate non-public portfolio holdings information concerning the Fund. However, non-public portfolio holdings information may be provided to certain parties if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

In addition, the Fund, the Adviser and/or Sub-Adviser may distribute certain portfolio attribution analyses and related data and commentary (“Portfolio Data”). Specifically, the Fund, the Adviser and/or Sub-Adviser may provide oral or written information about the Fund, including, but not limited to, how the Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of the Fund’s return by asset class, sector, industry and country, among other factors, as well as how various factors impacted Fund performance as compared to its benchmark. Portfolio Data may also include various financial characteristics of the Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on the Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period, so long as that portfolio has been made publicly available. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While the Fund, the Adviser and/or Sub-Adviser will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the Fund for information about obtaining Portfolio Data. The Fund, the Adviser and/or Sub-Adviser may restrict access to any or all Portfolio Data in their sole discretion, including, but not limited to, if the Fund, the Adviser and/or Sub-Adviser believe the release of such Portfolio Data may be harmful to the Fund.

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There is no assurance that the Trust’s policies on portfolio holdings disclosure will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchase and Sale of Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to other banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under

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applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the percentage ownership of each person, who, as of November 3, 2025, owned of record, or is known by the Adviser to have owned beneficially, 5% or more of the Fund’s shares.

Name and Address of Owner	Percentage of Ownership
Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	90.91%

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. When granted the power to vote, the Agent shall mirror vote such shares in the same proportion as all other beneficial owners of the Fund.

It is also possible that, from time to time, Nuveen or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund. Nuveen and its affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of the Fund acquired for their own accounts. A large sale of shares of the Fund by Nuveen or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s market price.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” Creation Units are typically either purchased and redeemed in-kind or are purchased and redeemed, in whole or in part, for cash at the Adviser’s discretion. The Fund’s NAV is determined once each day the NYSE is open for business (a “Business Day”), as described under “Determination of Net Asset Value.”

Only Authorized Participants may purchase and redeem Creation Units directly from the Fund at NAV. To become an Authorized Participant, a firm must execute an Authorized Participant Agreement (the “Participant Agreement”) that has been agreed to by the Distributor and Citi, in a form approved by the Trust. Among other things, the Participant Agreement requires that an Authorized Participant be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant.

The Fund issues and redeems Creation Units through the Distributor at their NAV next determined after receipt of an order in proper form on any Business Day. All orders to purchase or redeem Creation Units directly from the Fund, including non-standard orders (as defined below), must be placed in the manner and by the time specified by the Fund on each Business Day (generally, 4 p.m., Eastern time) (the “Cut-Off Time”). The date on which an order to purchase or redeem Creation Units is received in proper form and is accepted by the Distributor is referred to as the “Order Placement Date.” An order is generally considered to be in “proper form” if all procedures set forth in the Participant Agreement, the AP Handbook and this SAI are properly followed.

An Authorized Participant submitting a creation or redemption order is deemed to make certain representations to the Trust as set forth in the Participant Agreement. The Distributor reserves the right to verify these representations in its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Distributor in its sole discretion, the order will not be considered to have been received in proper form and may be rejected by the Distributor.

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Purchase (Creation)

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of (a) either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and (b) the Cash Component, defined and computed as described below. Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” the value of which equals the NAV of a Creation Unit of the Fund on any given Order Placement Date. In addition to the Fund Deposit, Authorized Participants will be charged a standard fixed transaction fee and, for purchases effected in whole or in part with Deposit Cash, a variable transaction fee intended to cover the costs the Fund incurs in acquiring portfolio securities with such Deposit Cash. See “Transaction Fees” below for additional information.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component may include a “Dividend Equivalent Payments,” which enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the Authorized Participant will be entitled to receive cash in an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Citi, through NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) (the “NYSE Open”), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the Fund Deposit (based on information at the end of the previous Business Day) for the Fund on such day. Such Fund Deposit is subject to any applicable adjustments, as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser with a view to achieving the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any or all Deposit Securities, including, without limitation, in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash and (ii) include or remove Deposit Securities from the Fund Deposit in anticipation of portfolio rebalancing changes.

Procedures for Purchase of Creation Units. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. Foreign Deposit Securities must be delivered to an account maintained on behalf of the Fund at its applicable local subcustodian. Transfer of the Fund Deposit and all applicable transaction fees must be ordered by the Authorized

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Participant in a timely fashion so as to ensure delivery to the account of the Fund or its agents by no later than 3:00 p.m. Eastern time on the date on which the Creation Units are to be delivered (the “Settlement Date”), which for purchases is generally the Business Day after the Order Placement Date. However, the Fund reserves the right to settle transactions on a basis other than the Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any securities or cash, as applicable, will be determined by the Distributor, whose determination shall be final and binding. If the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the purchase order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Any such cancelled order may be resubmitted the following Business Day using the Fund Deposit required for such Business Day.

Investors placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the Cut-Off Time on such Business Day. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not be an Authorized Participant, in which case orders to purchase shares directly from the Fund in Creation Units would have to be placed by the investor’s broker through an Authorized Participant. In such cases, the Authorized Participant may impose additional charges on such investor. At any given time, there may be only a limited number of Authorized Participants, and only a small number of such Authorized Participants may have international capabilities.

Except as provided below, Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component and all applicable transaction fees have been completed. In instances where the Fund accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be delivered in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, (ii) all applicable transaction fees and (iii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Cash Collateral”), which shall be maintained by Citi in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Cash Collateral with the Fund in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Fund may use such Cash Collateral to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Fund for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Order Placement Date plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Cash Collateral once all of the missing Deposit Securities have been properly received by Citi. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Distributor reserves the right to reject a purchase order in its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant do not match those disseminated through the facilities of NSCC for that date; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Fund, be unlawful; or (f) in the event that circumstances outside the control of the Fund, the Distributor, Citi and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units (examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Distributor, Citi, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events). The Fund or its agents shall communicate to the Authorized Participant the rejection of an order. The Fund, the Distributor and Citi are under no duty, however, to give notification of any defects or irregularities in any order or in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give

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any such notification. The Fund, the Distributor and Citi shall not be liable for the rejection of any purchase order for Creation Units.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.

Redemption proceeds for a Creation Unit will be paid either in-kind or in cash, or a combination thereof, as disclosed by Citi prior to the NYSE Open. With respect to in-kind redemptions, Citi, through NSCC, makes available prior to the NYSE Open on each Business Day the list of the names and share quantities of the Fund’s portfolio securities (subject to possible amendment or correction) that will be distributed upon the receipt of redemption requests in proper form prior to the Cut-Off Time on that day (“Fund Securities”).

In connection with any in-kind redemptions, Authorized Participants will also pay or receive cash in an amount equal to the difference between the NAV of the Creation Units being redeemed and the value of the Fund Securities received (the “Cash Redemption Component”). In the event that the Fund Securities have a value greater than the NAV of the Creation Units, a Cash Redemption Component equal to the differential is required to be paid to the Fund by the Authorized Participant. In the event that the Fund Securities have a value less than the NAV of the Creation Units, a Cash Redemption Component equal to the differential will be paid by the Fund to the Authorized Participant. Notwithstanding the foregoing, at the Fund’s discretion, an Authorized Participant may receive the corresponding cash value of all or a portion of the Fund Securities.

Procedures for Redemption of Creation Units. After an order for redemption in proper form has been received, the Fund will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Component to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Fund Securities and the Cash Redemption Component to be delivered upon redemption will be made by Citi according to the procedures set forth under “Determination of Net Asset Value,” computed on the Order Placement Date. Therefore, if a redemption order in proper form is submitted by an Authorized Participant by the Cut-Off Time on the Order Placement Date, and the requisite number of shares of the Fund are delivered to Citi prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Component to be delivered will be determined on such Order Placement Date. If the requisite number of shares of the Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the Fund Securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

In order to take delivery of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Fund or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the Order Placement Date. However, the Fund reserves the right to settle transactions on a basis other than the Business Day after the Order Placement Date.

If it is not possible to effect deliveries of the Fund Securities, the Fund may, in its sole discretion, exercise its option to redeem shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares on the Order Placement Date, minus a fixed transaction fee and an additional variable transaction fee, each as described in further detail below under “Transaction Fees,” to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities necessary to fund the redemption in cash.

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Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that it could not lawfully deliver specific Fund Securities or could not do so without first registering the Fund Securities under such laws. An Authorized Participant (or a client for which it is acting) subject to a legal restriction with respect to a particular security included in the Fund Securities may be paid an equivalent amount of cash. The Authorized Participant may request a redeeming client to complete certain documentation with respect to such matters. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Fund to provide a written confirmation with respect to QIB status in order to receive Fund Securities. Redemptions effected in cash will be subject to applicable transaction fees.

The right of redemption may be suspended or the Settlement Date postponed with respect to the Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which redemption of shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Required Early Submission of Orders

Notwithstanding the foregoing, the Fund may require orders to be placed earlier than the normal Cut-Off Time, and in certain circumstances up to 23 hours prior to the normal Cut-Off Time. Authorized Participants will be notified in the event that the Cut-Off Time for an order will be earlier than normal on any particular Business Day. Orders to purchase shares that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the markets in the relevant foreign market are closed may not be accepted.

Transaction Fees

Transaction fees, as set forth in the table below, are imposed to cover transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day that does not vary with the number of Creation Units created or redeemed on that day. Additional variable transaction fees will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. The following table shows, as of the date of this SAI, the approximate value of one Creation Unit and the standard fixed and maximum additional variable transaction fees for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$310,317	10,000	$250	3.0%	2.0%

* As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

The Fund may adjust the transaction fees from time to time upon notice to Authorized Participants. The Adviser may also from time to time cover the cost of any transaction fees if it determines it is in the Fund’s best interest.

In addition, with respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Fund to their account or as otherwise specified on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee by such intermediary for such services.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV is determined as set forth in the Prospectus under “General Information—Net Asset Value.” Notwithstanding anything to the contrary in the Prospectus, the Fund’s determination of net asset value will comply with Rule 2a-5 under the 1940 Act.

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CAPITAL STOCK

The Fund issues shares of beneficial interest, par value $.01 per share. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

The Trust is not required to and does not intend to hold annual meetings of shareholders. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees the authority to approve reorganizations between the Fund and another entity, such as another ETF, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval. Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trustees establish the number of Trustees and may fill vacancies on the Board, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. “Cause” requires willful misconduct, dishonesty, fraud or a felony conviction. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Under the Declaration, by becoming a shareholder of the Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and the Trust’s By-laws. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. Shareholders may be required to disclose information on direct or indirect ownership of Fund shares in order to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

In order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions, the Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly. Consistent with applicable Massachusetts law, prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder may be responsible for the Fund’s costs and expenses if a court determines that a derivative action was made without reasonable cause or for an improper purpose, if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration or if a direct action is dismissed by a court for failure to state a claim. Any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law and any action commenced by a shareholder may be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”), under the terms of the Declaration. Except as prohibited by law, if a shareholder commences an applicable action in

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a court other than a Chosen Court, the shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action.

The Declaration specifically provides, however, that no provision of the Declaration is effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the 1933 Act, the 1934 Act, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series, in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. A Trustee is liable only for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, Nuveen Securities, LLC, at 333 West Wacker Drive, Chicago, Illinois 60606.

TAX MATTERS

Federal Income Tax Matters

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Unless you are a tax-exempt entity or your investment in the Fund is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company (RIC)

The Fund intends to or has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

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(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Fund

If the Fund qualifies for treatment as a RIC, the Fund will generally not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

If, for any taxable year, the Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by the Fund will generally be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax

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paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

“Net capital losses” are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Distributions

Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain that are properly reported by the Fund as capital gain

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dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions of gains from the sale of investments that the Fund owned for one year or less will be subject to tax at ordinary income rates.

For non-corporate shareholders, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed at rates of up to 20%, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Distributions that the Fund receives from an ETF, REIT or an underlying fund taxable as a RIC will be treated as "qualified dividend income" only to the extent so reported by such ETF, REIT or underlying fund. Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares. Since the Fund is not expected to invest in stocks of U.S. corporations, the Fund's dividends generally are not expected to qualify for the dividends-received deduction for corporate shareholders.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If the Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares and will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and short-term capital gain or loss if held for 12 months or less. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares

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of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (“IRS”).

Foreign Investments

If the Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of the non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if: (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) if the Fund invests in REITs that hold residual interests in REMICs, (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or in a REIT that has a subsidiary that is a TMP, or (iv) if the Fund holds residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues. The Fund is not expected to hold any REMIC interests.

Non-U.S. Investors

In general, dividends, other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

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A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for such Creation Units. Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Section 351

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

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Certain Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Capital Loss Carry-Forward

When the Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of July 31, 2025, the Fund did not have any capital loss carryforwards.

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Financial Statements and Other Information dated July 31, 2025. The Fund’s most recent Annual Financial Statements and Other Information, which are included as part of the Fund’s Form N-CSR, are incorporated by reference into this SAI and available without charge by calling (800) 257-8787.

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  Appendix A
Nuveen proxy voting policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to Nuveen associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value, and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the portfolio company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proxy proposal.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular proxy proposal. The Stewardship Group relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

Egregious compensation practices

Lack of responsiveness to a failed vote

Unequal treatment of shareholders

Adoption of inappropriate antitakeover devices

When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

Independence

When board independence is not in line with local market regulations or best practices

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When a member of executive management sits on a key board committee that should be composed of only independent directors

When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

Board refreshment

When there is insufficient representation of difference backgrounds, experiences, and perspectives on the board, and the company has not demonstrated its commitment to making the board more inclusive and reflective of a broad range of characteristics

When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

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Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term-oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and

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we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

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III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Issues related to employees and suppliers

Human capital

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board composition in terms of varied backgrounds and perspectives, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from a company operations and products, as well as the risks to a company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

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Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy

Applicability

This Policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and, collectively, referred to as the “Advisers”)

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

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Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under “Roles and Responsibilities.”

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and Nuveen’s Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

Input from Advisory Personnel

Third-party research

Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

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5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.

5. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provides legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the Nuveen Equity and Fixed Income (“NEFI”) Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to Nuveen (“Nuveen”) associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”).

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Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO,

ii. The Nuveen Executive Management Team and the Nuveen Extended Leadership Team,

iii. The Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv).

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive* of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship† with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

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iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity† and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s) have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen associate but shares a residence and is in a mutual commitment similar to marriage with such Nuveen associate.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

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* Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.

† Such criteria are defined in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

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Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personal conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

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‡ Such criteria are defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group reviews and processes the Form, which is then routed to Committee members for prompt approval (including the approval response deadline). Committee members review the form to determine whether a Material Conflict exists and whether the recommendation rationale is clearly articulated and reasonable relative to the existing conflict. A majority vote is required.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on

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the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable associates understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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NAI-NSC-1125P

November 28, 2025

Nuveen AA-BBB CLO ETF
Ticker Symbol: NCLO
Listing Exchange: NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the prospectus dated November 28, 2025, for the Nuveen AA-BBB CLO ETF (the “Fund”), a series of Nushares ETF Trust (the “Trust”), as such prospectus may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A Prospectus may be obtained without charge from the Fund by visiting the Fund’s website at www.nuveen.com/etf, or by calling (888) 290-9881.

The Fund’s audited financial statements for the most recent fiscal period are incorporated in this SAI by reference to the Fund’s most recent Annual Financial Statements and Other Information dated July 31, 2025, which are included as part of the Fund’s Form N-CSR. You may obtain a copy of the Fund’s Annual Financial Statements and Other Information, as well as the Fund’s Annual Report to Shareholders, at no charge by request to the Fund, visiting the website, or calling the phone number noted above.

GENERAL INFORMATION

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust on February 20, 2015. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. The Fund is an exchange-traded fund (“ETF”) within the Nuveen family of ETFs (the “Nuveen ETFs”). The Fund's investment objective is set forth in the Prospectus. The Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Fund’s sub-adviser is Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”). The Adviser has agreed to pay all organizational and offering expenses of the Trust.

The Fund issues and redeems shares at its net asset value per share (“NAV”) only in large block aggregations of a specified number of shares (“Creation Units”). Only certain institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”) may purchase and redeem shares directly from the Fund at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. See “Purchase and Redemption of Creation Units” later in this SAI for more information.

The Fund’s shares are listed for trading on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange. The shares trade on the Listing Exchange at market prices that may differ from the shares’ NAVs.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Fund invests its assets, and otherwise conducts its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

GENERAL RISKS

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. The Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. The Fund’s shares may trade above or below their NAV. An investor in the Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Fund and thus the value of the Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

Investor perceptions may also impact the value of the Fund’s investments and the value of an investment in the Fund’s shares. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, public health or banking crises. Issuer-specific conditions may also affect the value of the Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities.

Although the Fund attempts to invest in liquid securities and instruments, there can be no guarantee that a liquid market for such securities and instruments will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

CONTINUOUS OFFERING

The method by which Creation Units are created and Fund shares are subsequently traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by

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the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if, after placing an order for Creation Units with Nuveen Securities, LLC (“Nuveen Securities” or the “Distributor”), the broker-dealer or its client breaks them down into constituent shares and sells such shares directly to customers, or if the broker-dealer or its client chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”). Firms that incur a prospectus-delivery obligation with respect to shares of the Fund are reminded that pursuant to Rule 153 under the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, the Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in numbers (1) through (6) below are fundamental and cannot be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(2) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

(3) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(6) Concentrate its investments in a particular industry or group of industries, as the term “concentrate” is used in the 1940 Act.

Except with respect to the limitation set forth in number (1) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

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For purposes of applying the limitation set forth in number (6) above, according to the current interpretation by the Securities and Exchange Commission (the “SEC”), the Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (6) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from a specific project or backed principally from the assets and revenue of a non-governmental user, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (6) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Each foreign government will be considered to be a member of a separate industry.

For purposes of applying the limitations set forth in number (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitations set forth in number (3) above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s Board of Trustees (the “Board”) without a shareholder vote.

The Fund may not:

(1) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(2) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt tranches of Collateralized Loan Obligations ("CLOs") of any maturity that are rated between AA+ and BBB- or an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable credit quality by the Fund management team. As a result, the Fund must

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provide shareholders with a notice, meeting the requirements of Rule 35d-1(c), at least 60 days prior to any change of its Name Policy. For purposes of the Name Policy, the Fund may consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, principal investment strategies, policies and techniques that appears in the Prospectus for the Fund. Additional information concerning principal investment strategies of the Fund, and other investment strategies that may be used by the Fund, is set forth below in alphabetical order.

In executing the Fund’s investment strategies, the portfolio management team may consider in its discretion certain environmental, social, governance, climate, sustainability and other related factors to the extent any of these factors are deemed financially relevant from an investment perspective. Whether and the degree to which any of these factors are considered largely depends on the particular portfolio management team, strategy, asset classes, securities, and other factors, which could vary.

If a percentage limitation on investments by the Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. In connection with the Fund’s investment restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that the Fund may invest in securities rated as low as B, the Fund may invest in securities rated B-).

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Fund.

Asset-Backed Securities

The Fund may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed

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securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Borrowing Money

The Fund may borrow money from a bank as permitted by the 1940 Act, or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets. While a reverse repurchase agreement is outstanding, the Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.

Cash Equivalents and Short-Term Investments

The Fund may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. For temporary defensive purposes or during periods of high cash inflows or outflows, the Fund may invest up to 100% of its net assets in such holdings. During such periods, the Fund may not be able to achieve its investment objective. The Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher or an equivalent rating by a NRSRO, or if unrated, are in the opinion of the portfolio managers, of comparable quality. The Fund also may invest in high-quality short-term investments and cash equivalents, referred to in the Prospectus as “money market securities.” Money market securities include short-term taxable fixed income securities with a maturity of one year or less which are rated at least A-2 or higher or an equivalent rating by an NRSRO, or if unrated, are in the opinion of the portfolio managers, of comparable quality or, if the security does not have a short-term rating, whose issuer has a long-term rating of at least A or higher from an NRSRO. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities,

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which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

(2) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to certain obligations. Collateral may consist of any fixed income security which is an eligible investment for the Fund. The Fund’s custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they

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are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a NRSRO, or which have been assigned an equivalent rating by another NRSRO.

(7) Eurodollar and Yankee Instruments. The Fund may invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

(8) Money Market Funds and Short-Term Debt Funds. The Fund may invest in money market funds. The Fund will bear its proportionate share of the money market fund’s fees and expenses (see “Other Investment Companies and Other Pooled Investment Vehicles” below). The Fund may hold securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less.

(9) Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Collateralized Debt Obligations and Collateralized Loan Obligations

The Fund may invest in Collateralized Debt Obligations (“CDOs”) and is primarily invested in CLOs. CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities, including, for example, high yield, high-risk bonds, structured finance securities including asset-backed securities, mortgage-backed securities and REITs. CLOs are similar to CDOs but are typically collateralized principally by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs and CLOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO/CLO structure to obtain the desired credit ratings for the most highly rated debt securities issued by a CDO or CLO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

CDOs and CLOs can be less liquid than other publicly held debt issues, and require additional structural analysis. Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be illiquid and may have limited independent pricing transparency. Although a secondary market in CLOs may develop, there can be no assurance that

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it would provide the holders of the CLOs like the Fund with liquidity of investment or will continue for the life of the CLO. See “Illiquid Investments” below.

Convertible Securities

The Fund may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Such convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Debt Securities

In addition to the debt securities described under “Cash Equivalent and Short-Term Investments,” the Fund may invest in the debt securities described below. These securities are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

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Agency Pass-Through Certificates

The Fund may invest in Agency Pass-Through Certificates. Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Corporate Debt Securities

The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often

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financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt Obligations Rated Less Than Investment Grade

The Fund may invest in both investment grade and non-investment grade debt obligations. Investment-grade securities are defined as securities which are rated at the time of purchase by two NRSROs not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Sub-Adviser. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.”

Yields on non-investment grade debt securities will fluctuate over time. The prices of such securities have been found to be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities. If the issuer of a debt security held by the Fund were to default, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt securities may be less developed than the market for investment grade bonds. This may make it more difficult for the Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such bonds. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of the Fund’s use of non-investment grade debt obligations may be more dependent on the Sub-Adviser’s own credit analysis than is the case with investment grade obligations.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (“LIBOR”) (use of which has generally been phased out and is anticipated to cease publication), the Federal Funds Rate, the Secured Overnight Financing Rate (“SOFR”) or other rates based on SOFR. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by use of variable and floating rate securities.

LIBOR is an average interest rate, determined by the Intercontinental Exchange Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. All synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. Although LIBOR is no longer published, there are potential effects related to the transition away from LIBOR or the prior use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. Such fallback provisions may have resulted in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ

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across instruments (e.g., hedges versus cash positions hedged or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), the transition from LIBOR to differing alternative reference rates or using different adjustments may give rise to basis risk and render hedges less effective. Any such effects of the transition process, including unforeseen effects, could result in losses to a Fund. In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit sensitive component in the calculation of the rate. These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund’s investments.

The Internal Revenue Service (the “IRS”) has issued regulations regarding the tax consequences of the transition from LIBOR or another interbank offered rate (“IBOR”) to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” the Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment

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company’s derivatives exposure, which includes short positions and certain when-issued and delayed delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated that asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, the Fund is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. The Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

The Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), stock indices, and/or foreign currencies. In addition, the Fund may write put and call options on such financial instruments.

Options on Securities. The Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Writing Options. The Fund may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

The Fund will write a call option on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount

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are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a call option on a basket of securities, an index or currency only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index, basket or currency, or (b) the Fund holds a call on the same index, basket or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a put option on a security, basket of securities, index or currency only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security, basket of securities, index or currency as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) foreign currencies, (3) debt securities, and (4) bond indices. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to

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a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Limitations on the Use of CFTC-Regulated Futures

The Fund will limit its direct investments in CFTC-regulated futures (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code, that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

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Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as a CDS) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The Fund must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

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(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemaking is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or the Fund’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed, or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund forgoes principal and interest paid on the mortgage-backed securities. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of the Fund will be less than what the performance would have been without the use of the mortgage dollar roll. The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Fixed Rate Debt Obligations

The debt obligations in which the Fund invests have fixed interest rates. Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Illiquid Investments

The Fund may invest in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which

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is restricted under the federal securities laws), private placement securities (securities relying on the exemption from registration afforded by Section 4(a)(2) under the 1933 Act), other than Section 4(a)(2) commercial paper (Section 4(a)(2) securities resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity), and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board or its delegate.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities; however, the Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. The Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive cash collateral equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, the Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

Loans

The Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior loans (“Senior Loans”) and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial

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institutions and other lenders (“Lenders”). The Fund may invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

The Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolios.

In the process of buying, selling and holding Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information Concerning Senior Loans

Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information Concerning Junior Loans

Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

Additional Information Concerning Unfunded Commitments

Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

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Additional Information Concerning Synthetic Letters of Credit

Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When the Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Limitations on Investments in Loan Assignments and Participations

If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of the Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loans

Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when it acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that the Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Non-Investment Grade Debt Securities (Junk Bonds).” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Fund limits its investments in illiquid investments to no more than 15% of the Fund’s net assets, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market, which may make it difficult to value them. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in an orderly and timely fashion or at a favorable price could result in losses to the Fund.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, the Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or the Fund’s security interest in loan collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is

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invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between the Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between the Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser or Sub-Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s or Sub-Adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, the Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser or Sub-Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, stripped mortgage-backed securities, adjustable rate mortgage securities and commercial mortgage-backed securities, as defined and described below.

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.

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Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 6, 2008, the FHFA placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments the Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term,

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size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Risks of Investing in Mortgage-Backed Securities. Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of

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mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Municipal Bonds and Other Municipal Obligations

The Fund may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Non-Investment Grade Debt Securities

The Fund may invest in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality debt obligations. Debt obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value.

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The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Other Investment Companies and Other Pooled Investment Vehicles

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and ETFs registered under the 1940 Act (“1940 Act ETFs”). Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When the Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, the Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

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ETFs in which the Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

The Fund may also invest in pooled investment vehicles other than registered investment companies. The Fund will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments.

If the Fund invests in other investment companies or pooled investment vehicles, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their NAVs. Shares acquired at a premium to their NAV may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Over-the-Counter Market

The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board of Directors or its delegate.

The Fund may also purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The liquidity of these securities is monitored based on a variety of factors.

When-Issued or Delayed-Delivery Transactions

The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities

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and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The Fund does not believe that NAV will be adversely affected by purchases of securities on a when-issued basis.

The Fund will designate on its books or maintain in a segregated account cash and liquid securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Zero Coupon and Step Coupon Securities

The Fund may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “Purchase and Sale of Shares.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund’s shares will continue to be met.

The Listing Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Fund’s shares under any of the following circumstances: (1) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if the Fund no longer complies with the requirements set forth in the applicable Listing Exchange rule; (3) if, following the initial twelve-month period after commencement of trading on the Listing Exchange, the Fund has fewer than 50 beneficial holders; or (4) if such other event shall occur or condition exists which, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. In addition, the Listing Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions in Fund shares will be based on negotiated commission rates at customary levels.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

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MANAGEMENT

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Fund to the Adviser and the officers of the Trust (see below). The number of trustees of the Trust is twelve, all of whom are not interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 219 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 146 open-end mutual funds (the “Nuveen Mutual Funds”), 46 closed-end funds and 27 Nuveen ETFs.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Chief Investment Officer, Casey Family Programs (since 2017), formerly, Director of U.S. Pension Plans Johnson & Johnson (2002-2006).	218

Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021), Board Member (2012-2019); Emeritus Board Member (since 2020), Year-Up Puget Sound Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	218

Director, Aflac Incorporated (since 2025); Trustee (since 2019), Dexter Southfield School; Member (since 2020), Governing Council of the Independent Directors Counsel (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024.	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	219

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare, former Director (2012-2022) and Finance Committee Chair (2016-2022) Sansum Clinic; Former Advisory Board Member (2017-2019), B’Box Former Member (2011-2022), the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member (2012-2020), Cottage Health System; Board Member (2009-2019) and Former President of the Board (2014-2018) of Crane County Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021.	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	219	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021.

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

219

Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016.

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); formerly, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

				219

Formerly, Chairman (2019), Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Loren M. Starr* 333 West Wacker Drive Chicago, IL 60606 1961	Trustee	Term—Indefinite Length of Service— Since 2024.	Independent Consultant/Advisor (since 2021). Formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	218

Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020.	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	219

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2016.

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

219

Formerly, Chair of the Board (2021-2024) of the Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016.	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	219

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2017, Co-Chair/Chair since July 1, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219	None.

* Mr. Boateng, Mr. Forrester and Mr. Starr were each elected or appointed as a board member of each of the Nuveen Funds, except Nuveen Multi-Market Income Fund, for which each serves as a consultant.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Briton Ryan 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Managing Director (since 2016), Head of ETFs (since 2024), formerly Head, Product-Capital Markets (2016-2024), Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term— Indefinite Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term— Indefinite Length of Service— Since 2025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC, and Nuveen, LLC.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Secretary	Term— Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term— Indefinite Length of Service— Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term— Indefinite Length of Service— Since 2016	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term— Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term— Indefinite Length of Service— Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term— Indefinite Length of Service— Since 2016

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term – Indefinite Length of Service – Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected Robert L. Young to serve as the independent Chair of the Board, effective January 1, 2025. Specific responsibilities of the Chair include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Chair performs such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the

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different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended July 31, 2025, the Executive Committee met three times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended July 31, 2025, the Audit Committee met thirteen times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing

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with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended July 31, 2025, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended July 31, 2025, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance

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Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, and Mr. Toth. During the fiscal year ended July 31, 2025, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2025, the Investment Committee met four times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester, Chair, Mr. Boateng, Ms. Lancellotta, Ms. Medero, Mr. Toth and Mr. Young. During the fiscal year ended July 31, 2025, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

 Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002 to 2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation.

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Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

 From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

 Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He also is a Chartered Financial Analyst.

Amy B.R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July, 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also a Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and

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financial markets regulation issues. Additionally, she served as General Counsel of the CFTC from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

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Loren M. Starr

 Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco, Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx, which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021-2024) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

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Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the estimated aggregate compensation to be paid by the Fund for the fiscal year ending July 31, 2025, and (2) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2025. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Fund.

Name of Trustee	Aggregate Compensation From Fund	Amount of Total Compensation That Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Joseph A. Boateng	$165	$41	$480,500
Michael A. Forrester	165	165	487,000
Thomas J. Kenny	184	40	567,000
Amy B.R. Lancellotta	180	29	523,000
Joanne T. Medero	163	37	484,500
Albin F. Moschner	169	—	497,000
John K. Nelson	175	—	509,500
Loren M. Starr	169	16	501,000
Matthew Thornton III	179	—	520,500
Terence J. Toth	161	—	477,500
Margaret L. Wolff	185	56	554,500
Robert L. Young	215	140	635,000

Prior to January 1, 2025, independent trustees received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above,

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the Chair/Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; and the chair and/or co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and the Open-End Funds Committee received $20,000 annually. Trustees were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that were discussed at a given meeting.

Effective January 1, 2025, independent trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000 for membership on the Investment Committee (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000 annually; the chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the chair and/or co-chair of the Investment Committee receives $30,000, annually; and the chair of the Dividend Committee, Nominating and Governance Committee and the Open-End Funds Committee receive $25,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. Each officer of the Trust serves without any compensation from the Fund. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Fund, and (ii) each trustee’s aggregate beneficial ownership in all Nuveen Funds, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, as of December 31, 2024, based on the value of fund shares as of that same date.

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Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregate Holdings – Fund Complex
Joseph A. Boateng	$0	Over $100,000
Michael A. Forrester	$0	Over $100,000
Thomas J. Kenny	$0	Over $100,000
Amy B.R. Lancellotta	$0	Over $100,000
Joanne T. Medero	$0	Over $100,000
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Loren M. Starr	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

The table below presents information on Trustees who owned securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of June 30, 2025:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$34,063	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$523,049	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$770,200	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$681,237	0.17%

__________

(1) The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

(2) These amounts reflect the current value of holdings as of June 30, 2025. As of the date of this SAI, that is the most recent information available regarding the Companies.

(3) These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

(4) Mr. Kenny owns 6.60% of KSHFO, LLC.

As of November 3, 2025, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Fund.

Other than as noted in the table above, as of November 3, 2025, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, LLC, the Fund’s investment adviser, has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate. The Adviser is a wholly owned subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

For the management services and facilities furnished by the Adviser under the Management Agreement, the Fund has agreed to pay an annual management fee based on a percentage of the Fund’s

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average daily net assets, payable monthly, at a rate set forth in the Prospectus under “Fund Management—Management Fees.” From time to time, the Adviser may waive all or a portion of its fee. The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses, and extraordinary expenses. The following table sets forth the management fees paid by the Fund from the Fund’s commencement of operations on December 10, 2024 through the Fund’s fiscal period ended July 31, 2025. Because the Fund commenced operations during the 2025 fiscal period, there were no management fees paid during the fiscal year ended 2024 or 2023.

Amount of Management Fees
Commencement of Operations - 07/31/25
Nuveen AA-BBB CLO ETF(1)	$133,251

[1]	For the period December 10, 2024 (commencement of operations) through July 31, 2025.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser of the Fund. The Adviser pays the Sub-Adviser a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Fund.

As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and Nuveen Asset Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Fund.

Name	Title
Himani Trivedi	Senior Managing Director, Head of Structured Credit

Joshua Grumer	Senior Director

Compensation

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one-, three-, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

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Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table below.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management,

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TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Other Accounts Managed by the Portfolio Managers

In addition to the Fund, as of July 31, 2025, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Himani Trivedi	Registered Investment Companies	3	$1,549.46	0	$0
	Other Pooled Investment Vehicles	3	$15,544.32	0	0
	Other Accounts	2	$1,507.40	0	0
Joshua Grumer	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Beneficial Ownership of Securities by the Portfolio Managers

As of July 31, 2025, the portfolio managers did not beneficially own any shares of the Fund.

Administrator, Custodian, and Transfer Agent

Citibank, N.A. (“Citi”), located at 111 Wall Street, New York, New York 10005, serves as the administrator, custodian and transfer agent for the Fund. Citi performs administrative, custodial, transfer agency, fund accounting and portfolio accounting services. The Adviser, on behalf of the Fund, compensates Citi, out of the management fee paid to the Adviser, for the services Citi provides to the Fund.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter of the Nuveen ETFs, including the Fund, pursuant to a Distribution Agreement dated August 2, 2016 (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser and a subsidiary of Nuveen. The Distributor also serves as the principal underwriter for the Nuveen Mutual Funds and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds.

Pursuant to the Distribution Agreement, the Fund has appointed the Distributor to be its agent for the distribution of the Fund’s shares on a continuous offering basis. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “Purchase and Redemption of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser and/or its affiliates may make payments to broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) related to marketing activities and

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presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other Nuveen ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser and/or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Nuveen ETF complex. Payments of this type are sometimes referred to as “revenue-sharing payments.” A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Nuveen ETFs over another investment.

Distribution and Service Plan

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that an open-end management investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Fund to pay up to 0.25% in distribution fees to the Distributor. No payments pursuant to the Plan will be made during the next twelve (12) months of operation.

The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of shareholders, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no trustee of the Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, serves as auditor for the Fund. The principal business address of PwC is One North Wacker Drive, Chicago, Illinois 60606.

Securities Lending Agent

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board, State Street effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

The Fund did not engage in securities lending transactions during the fiscal period ended July 31, 2025. Consequently, the Fund did not earn any income or pay any fees related to securities lending activities for this period.

CODES OF ETHICS

The Fund, the Adviser, the Sub-Adviser, the Distributor and the Board’s independent trustees have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and other persons who may

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have access to information about the Fund's securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties.

PROXY VOTING POLICIES

The Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser votes proxies of the Fund’s portfolio companies in accordance with the guidelines articulated in the Nuveen Proxy Voting Policies, attached as Appendix A of this SAI.

The Sub-Adviser has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the Fund’s shareholders.

The Sub-Adviser has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) a clear separation of proxy voting functions from external client relationship and sales functions; and (ii) the active monitoring by the Sub-Adviser’s legal and compliance professionals of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting (e.g., the Sub-Adviser’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates).

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, or a senior executive of the Sub-Adviser or the Sub-Adviser’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through Nuveen’s website at http://www.nuveen.com, by calling toll-free (800) 257-8787, or by accessing the SEC’s website at http://www.sec.gov.

BROKERAGE TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

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For certain transactions, Nuveen Asset Management may cause the Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management causes the Fund to pay up in recognition of the value of the brokerage and research products and services (“Research Services”) the broker-dealer provides. The broker-dealer may directly provide Research Services to the Fund or may purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the Research Services with client commissions – so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the Research Services are eligible brokerage and research under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the amount of the commission is reasonable in relation to the value of the Research Services provided, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management or its affiliates with respect to the managing of its accounts.

Nuveen Asset Management employs the use of commission sharing arrangements administered by its centralized equity trading desk. Under these arrangements, when Nuveen Asset Management pays a commission to an executing broker, a portion of the commission is for execution of the trade (brokerage) and a portion is for Research Services. The broker will allocate the Research Services portion of the commission to a pool of commission credits it maintains. The commission manager, at Nuveen Asset Management’s direction, pays Research Services providers for eligible research products and services. An executing broker may or may not be a Research Services provider. Nuveen Asset Management uses commission sharing arrangements to pay for both proprietary and third party Research Services. The centralized equity trading desk does not select Research Services.

Under Nuveen Asset Management’s commission sharing arrangements, Nuveen Equities (the integrated equity investment team of Nuveen Asset Management (excluding Listed Real Assets) and certain affiliates) aggregates commission credits into a single pool, and allocates the Research Services among the respective Nuveen Equities investment teams based on factors such as asset size of the team’s equity strategy and the strategy’s geographic considerations. Commission credits generated by Nuveen Asset Management’s Listed Real Assets accounts are aggregated into a separate pool to purchase Research Services, which generally supports the Nuveen Asset Management Listed Real Assets investment team. Research Services will not necessarily directly and specifically benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services.

Research Services consist of products and services including some or all of the following: economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analytical tools for investment research and related consulting services, market data services and other services that assist in the investment decision making process, and meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons. Research products include written reports, computer-generated services, telephone contacts and personal meetings with securities analysts that assist in the investment decision-making process.

Nuveen Asset Management will use Research Services to benefit any client of Nuveen Asset Management or its affiliates, including the Fund, and at times the Research Services will not directly benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services. For example, Nuveen Asset Management uses clients’ equity commissions to pay for Research Services that at times will benefit other accounts of Nuveen Asset Management and its affiliates.

The Research Services that Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own research activities. As a practical matter, in some cases Nuveen Asset Management could not, on its own, generate all of the Research Services that broker-dealers provide without materially increasing its expenses. Because of the nature of soft dollar arrangements, and because of the fact that any particular Research Service may be used to service all of Nuveen Asset Management’s advisory accounts (possibly to varying degrees) or fewer than all of its advisory accounts, Nuveen Asset Management is unable to quantify or estimate the value of any such services attributable to a particular advisory account with any meaningful degree of accuracy.

Many of the Fund’s portfolio transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities,

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the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

The Fund does not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Trustees. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

On behalf of the Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Fund (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when the Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The following table sets forth the aggregate brokerage commissions paid by the Fund for the fiscal period of December 10, 2024 (commencement of operations) through July 31, 2025. Because the Fund commenced operations during the 2025 fiscal period, there were no brokerage commissions paid during the fiscal year ended 2024 or 2023.

Aggregate Brokerage Commissions Paid by the Fund
12/10/24-07/31/25
$443

During the fiscal period ended July 31, 2025, the Fund did not pay commissions to brokers in return for their research services.

Brokerage commissions paid by the Fund may vary substantially from year to year as a result of changing asset levels throughout the year, portfolio turnover rates, differences in shareholder purchase and redemption activity, varying market conditions and other factors.

The Fund did not acquire the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or the securities of the parents of its regular brokers or dealers during the fiscal period ended July 31, 2025.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased

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by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies that govern the dissemination of the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The policies adopted by the Trust are implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board. Compliance officers of the Fund, the Adviser and Sub-Adviser periodically monitor overall compliance with the policies to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the policies. Periodic reports regarding these policies will be provided to the Board. The Board must approve all material amendments to these policies. Prior to the commencement of trading on each day that the Fund is open for business, (1) the Fund’s portfolio holdings are publicly disseminated on the Fund’s publicly accessible website, www.nuveen.com/etf, and through financial reporting and news services, and (2) the composition of the basket of securities and/or cash that will constitute a Creation Unit is publicly disseminated via the National Securities Clearing Corporation, a clearing agency registered with the SEC (“NSCC”).

The Trust, the Adviser and/or Sub-Adviser, and the Distributor will generally not disseminate non-public portfolio holdings information concerning the Fund. However, non-public portfolio holdings information may be provided to certain parties if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

In addition, the Fund, the Adviser and/or Sub-Adviser may distribute certain portfolio attribution analyses and related data and commentary (“Portfolio Data”). Specifically, the Fund, the Adviser and/or Sub-Adviser may provide oral or written information about the Fund, including, but not limited to, how the Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of the Fund’s return by asset class, sector, industry and country, among other factors, as well as how various factors impacted Fund performance as compared to its benchmark. Portfolio Data may also include various financial characteristics of the Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on the Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period, so long as that portfolio has been made publicly available. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While the Fund, the Adviser and/or Sub-Adviser will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the Fund for information about obtaining Portfolio Data. The Fund, the Adviser and/or Sub-Adviser may restrict access to any or all Portfolio Data in their sole discretion, including, but not limited to, if the Fund, the Adviser and/or Sub-Adviser believe the release of such Portfolio Data may be harmful to the Fund.

There is no assurance that the Trust’s policies on portfolio holdings disclosure will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

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BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchase and Sale of Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to other banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions or, if such a replacement is unavailable, to issue and deliver printed certificates

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representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the percentage ownership of each person, who, as of November 3, 2025, owned of record, or is known by the Adviser to have owned beneficially, 5% or more of the Fund’s shares.

Name and Address of Owner	Percentage of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 70281	5.94%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.64%
Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610-9122	78.70%

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of the Distributor (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. When granted the power to vote, the Agent shall mirror vote such shares in the same proportion as all other beneficial owners of the Fund.

It is also possible that, from time to time, Nuveen or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund. Nuveen and its affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of the Fund acquired for their own accounts. A large sale of shares of the Fund by Nuveen or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s market price.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” Creation Units are typically either purchased and redeemed in-kind or are purchased and redeemed, in whole or in part, for cash at the Adviser’s discretion. The Fund’s NAV is determined once each day the NYSE is open for business (a “Business Day”), as described under “Determination of Net Asset Value.”

Only Authorized Participants may purchase and redeem Creation Units directly from the Fund at NAV. To become an Authorized Participant, a firm must execute an Authorized Participant Agreement (the “Participant Agreement”) that has been agreed to by the Distributor and Citi, in a form approved by the Trust. Among other things, the Participant Agreement requires that an Authorized Participant be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant.

The Fund issues and redeems Creation Units through the Distributor at their NAV next determined after receipt of an order in proper form on any Business Day. All orders to purchase or redeem Creation Units directly from the Fund, including non-standard orders (as defined below), must be placed in the manner and by the time specified by the Fund on each Business Day (generally, 4 p.m., Eastern time) (the “Cut-Off Time”). The date on which an order to purchase or redeem Creation Units is received in proper form and is accepted by the Distributor is referred to as the “Order Placement Date.” An order is generally considered to be in “proper form” if all procedures set forth in the Participant Agreement, the AP Handbook and this SAI are properly followed.

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An Authorized Participant submitting a creation or redemption order is deemed to make certain representations to the Trust as set forth in the Participant Agreement. The Distributor reserves the right to verify these representations in its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Distributor in its sole discretion, the order will not be considered to have been received in proper form and may be rejected by the Distributor.

Purchase (Creation)

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of (a) either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and (b) the Cash Component, defined and computed as described below. Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” the value of which equals the NAV of a Creation Unit of the Fund on any given Order Placement Date. In addition to the Fund Deposit, Authorized Participants will be charged a standard fixed transaction fee and, for purchases effected in whole or in part with Deposit Cash, a variable transaction fee intended to cover the costs the Fund incurs in acquiring portfolio securities with such Deposit Cash. See “Transaction Fees” below for additional information.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. The Cash Component may include a “Dividend Equivalent Payments,” which enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the Authorized Participant will be entitled to receive cash in an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Citi, through NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) (the “NYSE Open”), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the Fund Deposit (based on information at the end of the previous Business Day) for the Fund on such day. Such Fund Deposit is subject to any applicable adjustments, as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time by the Adviser with a view to achieving the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any or all Deposit Securities, including, without limitation, in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash and (ii) include or remove Deposit Securities from the Fund Deposit in anticipation of portfolio rebalancing changes.

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Procedures for Purchase of Creation Units. Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. Foreign Deposit Securities must be delivered to an account maintained on behalf of the Fund at its applicable local subcustodian. Transfer of the Fund Deposit and all applicable transaction fees must be ordered by the Authorized Participant in a timely fashion so as to ensure delivery to the account of the Fund or its agents by no later than 3:00 p.m. Eastern time on the date on which the Creation Units are to be delivered (the “Settlement Date”), which for purchases is generally the Business Day after the Order Placement Date. However, the Fund reserves the right to settle transactions on a basis other than the Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any securities or cash, as applicable, will be determined by the Distributor, whose determination shall be final and binding. If the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the purchase order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Any such cancelled order may be resubmitted the following Business Day using the Fund Deposit required for such Business Day.

Investors placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the Cut-Off Time on such Business Day. An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not be an Authorized Participant, in which case orders to purchase shares directly from the Fund in Creation Units would have to be placed by the investor’s broker through an Authorized Participant. In such cases, the Authorized Participant may impose additional charges on such investor. At any given time, there may be only a limited number of Authorized Participants, and only a small number of such Authorized Participants may have international capabilities.

Except as provided below, Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component and all applicable transaction fees have been completed. In instances where the Fund accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be delivered in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, (ii) all applicable transaction fees and (iii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Cash Collateral”), which shall be maintained by Citi in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Cash Collateral with the Fund in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Fund may use such Cash Collateral to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Fund for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Order Placement Date plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Cash Collateral once all of the missing Deposit Securities have been properly received by Citi. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

The Distributor reserves the right to reject a purchase order in its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant do not match those disseminated through the facilities of NSCC for that date; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Fund, be unlawful; or (f) in the event that circumstances outside the control of the Fund, the Distributor, Citi and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units (examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and
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computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Distributor, Citi, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events). The Fund or its agents shall communicate to the Authorized Participant the rejection of an order. The Fund, the Distributor and Citi are under no duty, however, to give notification of any defects or irregularities in any order or in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. The Fund, the Distributor and Citi shall not be liable for the rejection of any purchase order for Creation Units.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.

Redemption proceeds for a Creation Unit will be paid either in-kind or in cash, or a combination thereof, as disclosed by Citi prior to the NYSE Open. With respect to in-kind redemptions, Citi, through NSCC, makes available prior to the NYSE Open on each Business Day the list of the names and share quantities of the Fund’s portfolio securities (subject to possible amendment or correction) that will be distributed upon the receipt of redemption requests in proper form prior to the Cut-Off Time on that day (“Fund Securities”).

In connection with any in-kind redemptions, Authorized Participants will also pay or receive cash in an amount equal to the difference between the NAV of the Creation Units being redeemed and the value of the Fund Securities received (the “Cash Redemption Component”). In the event that the Fund Securities have a value greater than the NAV of the Creation Units, a Cash Redemption Component equal to the differential is required to be paid to the Fund by the Authorized Participant. In the event that the Fund Securities have a value less than the NAV of the Creation Units, a Cash Redemption Component equal to the differential will be paid by the Fund to the Authorized Participant. Notwithstanding the foregoing, at the Fund’s discretion, an Authorized Participant may receive the corresponding cash value of all or a portion of the Fund Securities.

Procedures for Redemption of Creation Units. After an order for redemption in proper form has been received, the Fund will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Component to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Fund Securities and the Cash Redemption Component to be delivered upon redemption will be made by Citi according to the procedures set forth under “Determination of Net Asset Value,” computed on the Order Placement Date. Therefore, if a redemption order in proper form is submitted by an Authorized Participant by the Cut-Off Time on the Order Placement Date, and the requisite number of shares of the Fund are delivered to Citi prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Component to be delivered will be determined on such Order Placement Date. If the requisite number of shares of the Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the Fund Securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

In order to take delivery of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Fund or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the Order Placement Date. However, the Fund reserves the right to settle transactions on a basis other than the Business Day after the Order Placement Date.

If it is not possible to effect deliveries of the Fund Securities, the Fund may, in its sole discretion, exercise its option to redeem shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption

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in cash that the Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares on the Order Placement Date, minus a fixed transaction fee and an additional variable transaction fee, each as described in further detail below under “Transaction Fees,” to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities necessary to fund the redemption in cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that it could not lawfully deliver specific Fund Securities or could not do so without first registering the Fund Securities under such laws. An Authorized Participant (or a client for which it is acting) subject to a legal restriction with respect to a particular security included in the Fund Securities may be paid an equivalent amount of cash. The Authorized Participant may request a redeeming client to complete certain documentation with respect to such matters. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Fund to provide a written confirmation with respect to QIB status in order to receive Fund Securities. Redemptions effected in cash will be subject to applicable transaction fees.

The right of redemption may be suspended or the Settlement Date postponed with respect to the Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which redemption of shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Transaction Fees

Transaction fees, as set forth in the table below, are imposed to cover transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day that does not vary with the number of Creation Units created or redeemed on that day. Additional variable transaction fees will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. The following table shows, as of the date of this SAI, the approximate value of one Creation Unit and the standard fixed and maximum additional variable transaction fees for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$626,691	25,000	$250	3.0%	2.0%

* As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

The Fund may adjust the transaction fees from time to time upon notice to Authorized Participants. The Adviser may also from time to time cover the cost of any transaction fees if it determines it is in the Fund’s best interest.

In addition, with respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Fund to their account or as otherwise specified on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee by such intermediary for such services.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV is determined as set forth in the Prospectus under “General Information—Net Asset Value.” Notwithstanding anything to the contrary in the Prospectus, the Fund’s determination of net asset value will comply with Rule 2a-5 under the 1940 Act.

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CAPITAL STOCK

The Fund issues shares of beneficial interest, par value $.01 per share. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

The Trust is not required to and does not intend to hold annual meetings of shareholders. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees the authority to approve reorganizations between the Fund and another entity, such as another ETF, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval. Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

The Trustees establish the number of Trustees and may fill vacancies on the Board, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. “Cause” requires willful misconduct, dishonesty, fraud or a felony conviction. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Under the Declaration, by becoming a shareholder of the Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and the Trust’s By-laws. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. Shareholders may be required to disclose information on direct or indirect ownership of Fund shares in order to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

In order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions, the Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly. Consistent with applicable Massachusetts law, prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder may be responsible for the Fund’s costs and expenses if a court determines that a derivative action was made without reasonable cause or for an improper purpose, if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration or if a direct action is dismissed by a court for failure to state a claim. Any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law and any action commenced by a shareholder may be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”), under the terms of the Declaration. Except as prohibited by law, if a shareholder commences an applicable action in

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a court other than a Chosen Court, the shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action.

The Declaration specifically provides, however, that no provision of the Declaration is effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the 1933 Act, the 1934 Act, or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series, in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. A Trustee is liable only for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, Nuveen Securities, LLC, at 333 West Wacker Drive, Chicago, Illinois 60606.

TAX MATTERS

Federal Income Tax Matters

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Unless you are a tax-exempt entity or your investment in the Fund is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company (RIC)

The Fund intends to or has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

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(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

Taxation of the Fund

If the Fund qualifies for treatment as a RIC, the Fund will generally not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

If, for any taxable year, the Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by the Fund will generally be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax

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paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

“Net capital losses” are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Distributions

Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain that are properly reported by the Fund as capital gain

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dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions of gains from the sale of investments that the Fund owned for one year or less will be subject to tax at ordinary income rates.

For non-corporate shareholders, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed at rates of up to 20%, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Distributions that the Fund receives from an ETF, REIT or an underlying fund taxable as a RIC will be treated as "qualified dividend income" only to the extent so reported by such ETF, REIT or underlying fund. Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund Shares. Since the Fund is not expected to invest in stocks of U.S. corporations, the Fund's dividends generally are not expected to qualify for the dividends-received deduction for corporate shareholders.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If the Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares and will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and short-term capital gain or loss if held for 12 months or less. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares

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of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute substantially all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if: (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) if the Fund invests in REITs that hold residual interests in REMICs, (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or in a REIT that has a subsidiary that is a TMP, or (iv) if the Fund holds residual interests in REMICs. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues. The Fund is not expected to hold any REMIC interests.

Non-U.S. Investors

In general, dividends, other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating

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183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and may apply to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any cash paid for such Creation Units. Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities received plus the amount of any cash received for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Section 351

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Certain Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on

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IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Capital Loss Carry-Forward

When the Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of July 31, 2025, the Fund had the following capital loss carry-forwards available for federal income tax purposes. The capital losses are not subject to expiration.

Fund	Short-Term	Long-Term	Total
Nuveen AA-BBB CLO ETF	$24,154	$—	$24,154

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. Nonetheless, the Fund might not make a dividend payment every month. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Financial Statements and Other Information dated July 31, 2025. The Fund’s most recent Annual Financial Statements and Other Information, which are included as part of the Fund’s Form N-CSR, are incorporated by reference into this SAI and available without charge by calling (800) 257-8787.

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  Appendix A
Nuveen proxy voting policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to Nuveen associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value, and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the portfolio company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proxy proposal.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular proxy proposal. The Stewardship Group relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

Egregious compensation practices

Lack of responsiveness to a failed vote

Unequal treatment of shareholders

Adoption of inappropriate antitakeover devices

When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

Independence

When board independence is not in line with local market regulations or best practices

When a member of executive management sits on a key board committee that should be composed of only independent directors

When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

Board refreshment

When there is insufficient representation of difference backgrounds, experiences, and perspectives on the board, and the company has not demonstrated its commitment to making the board more inclusive and reflective of a broad range of characteristics

When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by-case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term-oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Issues related to employees and suppliers

Human capital

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board composition in terms of varied backgrounds and perspectives, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from a company operations and products, as well as the risks to a company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy

Applicability

This Policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and, collectively, referred to as the “Advisers”)

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under “Roles and Responsibilities.”

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and Nuveen’s Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

Input from Advisory Personnel

Third-party research

Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.

5. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provides legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the Nuveen Equity and Fixed Income (“NEFI”) Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to Nuveen (“Nuveen”) associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”).

Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO,

ii. The Nuveen Executive Management Team and the Nuveen Extended Leadership Team,

iii. The Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv).

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive* of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship† with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity† and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s) have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen associate but shares a residence and is in a mutual commitment similar to marriage with such Nuveen associate.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

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* Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.

† Such criteria are defined in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personal conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

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‡ Such criteria are defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group reviews and processes the Form, which is then routed to Committee members for prompt approval (including the approval response deadline). Committee members review the form to determine whether a Material Conflict exists and whether the recommendation rationale is clearly articulated and reasonable relative to the existing conflict. A majority vote is required.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable associates understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

NAI-CLOSAI-1125P

Nushares ETF Trust

PART C—Other Information

Item 28.	Exhibits.

(a)(1)

Amended and Restated Declaration of Trust, dated June 14, 2016, of Nushares ETF Trust (the “Registrant”) is incorporated herein by reference to Exhibit (a) to the Registrant’s initial registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-16-622379 on June 15, 2016.

(a)(2)

Registrant’s Second Amended and Restated Declaration of Trust, dated July 27, 2016, is incorporated herein by reference to Exhibit (a)(ii) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(a)(3)

Amended and Restated Establishment and Designation of Series, dated January 10, 2019, is incorporated herein by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 43 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-19-128156 on April 30, 2019.

(a)(4)

Amended and Restated Establishment and Designation of Series, dated June 16, 2021, is incorporated herein by reference to Exhibit (a)(iv) to Post-Effective Amendment No. 68 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-209572 on July 7, 2021.

(a)(5)

Amended and Restated Establishment and Designation of Series, dated July 19, 2021, is incorporated herein by reference to Exhibit (a)(v) to Post-Effective Amendment No. 76 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-282081 on September 24, 2021.

(a)(6)

Amended and Restated Establishment and Designation of Series, dated May 9, 2022, is incorporated herein by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 82 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-178975 on June 23, 2022.

(a)(7)

Amended and Restated Establishment and Designation of Series, dated June 23, 2023, is incorporated herein by reference to Exhibit (a)(vii) to Post-Effective Amendment No. 90 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-178280 on June 29, 2023.

(a)(8)

Amended and Restated Establishment and Designation of Series, dated December 21, 2023, is incorporated herein by reference to Exhibit (a)(viii) to Post-Effective Amendment No. 96 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

(a)(9)

Amended and Restated Establishment and Designation of Series, dated February 28, 2024, is incorporated herein by reference to Exhibit (a)(ix) to Post-Effective Amendment No. 98 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-060522 on March 6, 2024.

(a)(10)

Amended and Restated Establishment and Designation of Series, dated October 23, 2024, is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-269749 on December 3, 2024.

(a)(11)

Amended and Restated Establishment and Designation of Series, dated May 22, 2025, is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-20633 on September 17, 2025.

(a)(12)

Amended and Restated Establishment and Designation of Series, dated June 25, 2025, is incorporated herein by reference to Exhibit (a)(12) to Post-Effective Amendment No. 114 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-209368 on September 22, 2025.

(a)(13)	Amended and Restated Establishment and Designation of Series, dated July 16, 2025, is filed herewith.

(b)

Registrant’s Bylaws, dated June 15, 2016, are incorporated herein by reference to Exhibit (b) to the Registrant’s initial registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-622379 on June 15, 2016.

(c)	Not applicable.

(d)(1)

Management Agreement, dated August 2, 2016, between the Registrant and Nuveen Fund Advisors, LLC (the “Management Agreement”) is incorporated herein by reference to Exhibit (d)(i) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(d)(2)

Schedule A, amended as of August 14, 2025, to the Management Agreement is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-206331 on September 17, 2025.

(d)(3)

Continuance of Management Agreements, dated May 1, 2025, is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 111 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-166330 on July 28, 2025.

(d)(4)

Investment Sub-Advisory Agreement, dated August 2, 2016, between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC (the “Teachers Advisors Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(ii) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(d)(5)

Schedule A, amended as of June 30, 2023, to the Teachers Advisors Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(v) to Post-Effective Amendment No. 90 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-178280 on June 29, 2023.

(d)(6)

Notice of Continuance of Teachers Advisors Sub-Advisory Agreement, dated May 1, 2025, is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 111 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-166330 on July 28, 2025.

(d)(7)

Investment Sub-Advisory Agreement, dated July 26, 2021, between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (the “NAM Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(xi) to Post-Effective Amendment No. 71 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-236475 on August 5, 2021.

(d)(8)

Schedule A, amended as of September 15, 2021, to the NAM Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(viii) to Post-Effective Amendment No. 76 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-282081 on September 24, 2021.

(d)(9)

Amended and Restated Investment Sub-Advisory Agreement, dated December 31, 2021, between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (the “Amended NAM Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(ix) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(d)(10)

Schedule A, amended as of August 14, 2025, to the Amended NAM Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-206331 on September 17, 2025.

(d)(11)

Notice of Continuance of Amended NAM Sub-Advisory Agreement, dated May 1, 2025, is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 111 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-166330 on July 28, 2025.

(d)(12)

Investment Sub-Advisory Agreement, dated July 26, 2021, between Nuveen Fund Advisors, LLC and Winslow Capital Management, LLC (the “Winslow Capital Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(xiii) to Post-Effective Amendment No. 71 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-21-236475 on August 5, 2021.

(d)(13)

Notice of Continuance of Winslow Sub-Advisory Agreement, dated May 1, 2025, is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No. 111 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-166330 on July 28, 2025.

(e)(1)

Distribution Agreement, dated August 2, 2016, between the Registrant and Nuveen Securities, LLC (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(i) to Pre-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-695155 on August 29, 2016.

(e)(2)

Schedule A, amended as of August 14, 2025, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-206331 on September 17, 2025.

(e)(3)

Renewal of Distribution Agreement, dated May 1, 2025, is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 111 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-166330 on July 28, 2025.

(e)(4)

Form of Authorized Participant Agreement with Nuveen Securities, LLC is incorporated herein by reference to Exhibit (e)(ii) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(f)	Nuveen Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective April 29, 2025, is filed herewith.

(g)(1)

Global Custodial and Agency Services Agreement, dated September 1, 2023, between the Registrant and Citibank, N.A. (the “Custody Agreement”) is incorporated herein by reference to Exhibit (g)(vi) to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-267113 on October 31, 2023.

(g)(2)

Amendment No. 1 and revised Appendix B, dated February 21, 2024, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(vi) to Post-Effective Amendment No. 98 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-060522 on March 6, 2024.

(g)(3)

Amendment No. 2 and revised Appendix B, dated November 21, 2024, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-269749 on December 3, 2024.

(g)(4)

Amendment No. 3 and revised Appendix B, dated December 6, 2024, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(g)(5)

Amendment No. 4 and revised Appendix B, dated September 8, 2025, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-206331 on September 17, 2025.

(h)(1)

Services Agreement, dated September 1, 2023, between the Registrant and Citi Fund Services Ohio, Inc. and Citibank, N.A. (the “Services Agreement”) is incorporated herein by reference to Exhibit (h)(xv) to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-267113 on October 31, 2023.

(h)(2)

Amendment No. 1 and revised Annex to Schedule 2, dated February 21, 2024, to the Services Agreement is incorporated herein by reference to Exhibit (h)(xv) to Post-Effective Amendment No. 98 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-060522 on March 6, 2024.

(h)(3)

Amendment No. 2 and revised Annex to Schedule 2, dated November 21, 2024, to the Services Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-269749 on December 3, 2024.

(h)(4)

Amendment No. 3 and revised Annex to Schedule 2, dated December 6, 2024, to the Services Agreement is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 106 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-005240 on January 13, 2025.

(h)(5)

Amendment No. 4 and revised Annex to Schedule 2, dated September 8, 2025, to the Services Agreement is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-206331 on September 17, 2025.

(h)(6)

Index Sublicense Agreement, dated August 26, 2016, between the Registrant and Nuveen Fund Advisors, LLC (the “Index Sublicense Agreement”) is incorporated herein by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 18 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-17-193129 on June 2, 2017.

(h)(7)

Revised Exhibit A, as last updated May 23, 2019, to the Index Sublicense Agreement is incorporated herein by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 53 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-19-250429 on September 20, 2019.

(h)(8)

Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2022, between the Registrant and TIAA-CREF Funds (the “TIAA-CREF 12d1-4 Funds of Funds Investment Agreement”) is incorporated herein by reference to Exhibit (h)(v) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(9)

Amendment No. 1, dated January 19, 2023, to the TIAA-CREF 12d1-4 Funds of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 86 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-051102 on February 28, 2023.

(h)(10)

First Amendment, dated July 12, 2024, to the TIAA-CREF 12d1-4 Funds of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 100 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-210635 on August 30, 2024.

(h)(11)

Rule 12d1-4 Investment Agreement, dated January 19, 2022, between the Registrant and VanEck ETF Trust is incorporated herein by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(12)	Rule 12d1-4 Funds of Funds Investment Agreement, dated September 23, 2025, between the Registrant and VanEck ETF Trust is filed herewith.

(h)(13)

Rule 12d1-4 Investment Agreement, dated January 19, 2022, between the Registrant, Thrivent Mutual Funds and Thrivent Series Fund, Inc. is incorporated herein by reference to Exhibit (h)(vii) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(14)

Rule 12d1-4 Investment Agreement, dated January 19, 2022, between the Registrant and MainStay Funds Trust is incorporated herein by reference to Exhibit (h)(viii) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(15)

Rule 12d1-4 Investment Agreement, dated January 21, 2022, between the Registrant and Litman Gregory Funds Trust is incorporated herein by reference to Exhibit (h)(ix) to Post-Effective Amendment No. 78 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-054955 on February 28, 2022.

(h)(16)

Rule 12d1-4 Investment Agreement, dated May 26, 2023, between the Registrant and The Lazard Funds, Inc. is incorporated herein by reference to Exhibit (h)(xiv) to Post-Effective Amendment No. 90 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-178280 on June 29, 2023.

(i)(1)

Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF, Nuveen ESG U.S. Aggregate Bond ETF, Nuveen Core Plus Bond ETF, Nuveen Preferred and Income ETF, Nuveen Ultra Short Income ETF, Nuveen Sustainable Core ETF, and Nuveen AA-BBB CLO ETF, is filed herewith.

(i)(2)

Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen Short-Term REIT ETF, is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 108 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-105879 on April 30, 2025.

(i)(3)

Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen ESG Dividend ETF, Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, Nuveen ESG Small-Cap ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Emerging Markets Equity ETF, Nuveen Growth Opportunities ETF, Nuveen Dividend Growth ETF, Nuveen Small Cap Select ETF, and Nuveen Winslow Large-Cap Growth ESG ETF, is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 107 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-041568 on February 28, 2025.

(i)(4)

Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Nuveen High Yield Municipal Income ETF and Nuveen Municipal Income ETF, is incorporated herein by reference to Exhibit (i)(5) to Post-Effective Amendment No. 111 to the Registrant’s registration statement on Form N-1A (File Nos. 33302120232 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-166330 on July 28, 2025.

(i)(5)

Opinion and consent of counsel, Dechert LLP, relating to the Nuveen Securitized Income ETF, is incorporated herein by reference to Exhibit (i)(6) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-206331 on September 17, 2025.

(i)(6)

Opinion and consent of counsel, Dechert LLP, relating to the Nuveen High Yield Corporate Bond ETF and the Nuveen International Aggregate Bond ETF, is incorporated herein by reference to Exhibit (i)(7) to Post-Effective Amendment No. 114 to the Registrant’s registration statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-209368 on September 22, 2025.

(j)(1)	Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP, is filed herewith.

(j)(2)	Consent of independent registered public accounting firm, KPMG LLP, is filed herewith.

(k)	Not applicable.

(l)

Subscription Agreement, dated August 26, 2016, between the Registrant and Nuveen Fund Advisors, LLC is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-695155 on August 29, 2016.

(m)(1)

Distribution and Service Plan is incorporated herein by reference to Exhibit (m) to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-16-680834 on August 12, 2016.

(m)(2)

Revised Exhibit A, as of September 8, 2025, to the Distribution and Service Plan is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-206331 on September 17, 2025.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics and Reporting Requirements of Nuveen (including affiliated entities) and Nuveen Funds, dated July 30, 2025, is filed herewith.

(p)(2)

Code of Ethics for the Independent Trustees of the Nuveen Funds, as amended November 20, 2024, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 107 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-25-041568 on February 28, 2025.

(q)

Powers of Attorney of Messrs. Boateng, Forrester, Kenny, Moschner, Nelson, Starr, Thornton, Toth, Young, and Mss. Lancellotta, Medero and Wolff, dated January 1, 2024, is incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 96 to the Registrant’s registration statement on Form N-1A (File Nos. 333- 212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Section 5 of Article IX of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Advisor.

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which Nuveen Fund Advisors and each director, officer or partner of Nuveen Fund Advisors is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Oluseun Salami, Executive Vice President and Chief Financial Officer

Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer (since 2020), Nuveen Alternative Advisors LLC; Executive Vice President (since 2024) and Chief Financial Officer (since 2020), formerly, Senior Vice President (2020-2024), TIAA-CREF Asset Management LLC; formerly, Senior Vice President and Chief Financial Officer (2020-2023), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Executive Vice President (since 2022), formerly, Senior Vice President (2020-2022), and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; Chief Financial Officer and Executive Vice President (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Megan Sendlak, Managing Director and Controller

Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020) of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Managing Director and Controller of Winslow Capital Management, LLC (since 2020).

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Nathaniel T. Jones, President	Senior Managing Director, Head of Public Product of Nuveen; has previously held various positions with Nuveen.
Erik Mogavero, Managing Director and Chief Compliance Officer

Formerly employed by Deutsche Bank (2013-2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as sub-adviser to the Registrant’s Nuveen Dividend Growth ETF, Nuveen Growth Opportunities ETF, Nuveen Sustainable Core ETF, Nuveen Preferred and Income ETF, Nuveen Core Plus Bond ETF, Nuveen Ultra Short Income ETF, Nuveen AA-BBB CLO ETF, Nuveen High Yield Municipal Income ETF, Nuveen Municipal Income ETF, Nuveen Securitized Income ETF, Nuveen High Yield Corporate Bond ETF and Nuveen International Aggregate Bond ETF, and also serves as investment sub-adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. Nuveen Asset Management is an SEC-registered investment adviser located at 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which Nuveen Asset Management and each director, officer or partner of Nuveen Asset Management is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman, President

Chief Executive Officer and President (since 2024), formerly, Executive Vice President (2020-2024) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; Chief Executive Officer (since 2025) and President (since 2020), Nuveen Investments, Inc.; President, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC; Executive Vice President (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Stuart J. Cohen, Managing Director, Head of Legal and Assistant Secretary

Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternative Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Associate General Counsel (since 2023), formerly, General Counsel (2019-2023) of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2025), Brooklyn

Name and Position with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years

Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley, Managing Director and Chief Compliance Officer

Managing Director (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; Managing Director (since 2023) Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak, Managing Director and Controller

Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC., formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Managing Director and Controller of Winslow Capital Management, LLC (since 2020).

(c) Teachers Advisors, LLC (“Teachers Advisors”) serves as sub-adviser to the Registrant’s Nuveen ESG Large-Cap ETF, Nuveen ESG Large-Cap Growth ETF, Nuveen ESG Large-Cap Value ETF, Nuveen ESG Mid-Cap Growth ETF, Nuveen ESG Mid-Cap Value ETF, Nuveen ESG Small-Cap ETF, Nuveen ESG International Developed Markets Equity ETF, Nuveen ESG Emerging Markets Equity ETF, Nuveen ESG 1-5 Year U.S. Aggregate Bond ETF, Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen ESG U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF, Nuveen Short-Term REIT ETF, and Nuveen ESG Dividend ETF. Teachers Advisors also provides investment management services to the TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1, and certain other registered and unregistered products. The Managing Member of Teachers Advisors is Nuveen Finance, LLC. Teachers Advisors is located at 730 Third Avenue, New York, New York 10017-3206.

A description of any other business, profession, vocation or employment of a substantial nature in which Teachers Advisors and each director, officer or partner of Teachers Advisors is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Stuart R. Brunet, Managing Director and Chief Compliance Officer

Chief Compliance Officer (since 2015) and Managing Director (since 2017), formerly, Director, Compliance Officer of TIAA-CREF Investment Management, LLC; Managing Director (since 2017) of Teachers Insurance and Annuity Association of America; Managing Director (since 2025), Brooklyn Artificial Intelligence, Inc.; Managing Director and Chief Compliance Officer (since 2025), Brooklyn Investment Group, LLC;.

William T. Huffman, President

Chief Executive Officer and President (since 2024), formerly, Executive Vice President (2020-2024) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; Chief Executive Officer (since 2025) and President (since 2020), Nuveen Investments, Inc.; President, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC; Executive Vice President (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

John M. McCann, Senior Managing Director, Managing Associate General Counsel and Assistant Secretary

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director (since 2025), formerly, Managing Director (2021-2025), Associate General Counsel and Assistant Secretary (since 2021) of Nuveen Asset Management, LLC and TIAA-CREF Investment Management, LLC; Senior Managing Director (since 2025), formerly, Managing Director (2021-2025); General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023) of Nuveen Fund Advisors, LLC; Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly Vice President and Director), Associate General Counsel and Assistant Secretary of TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the College Retirement Equities Fund; Managing Director (since 2018, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America; Managing Director (since 2022), formerly, Vice President (2017-2022), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Megan Sendlak, Managing Director and Controller

Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC., formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021);Managing Director and Controller of Winslow Capital Management, LLC (since 2020).

(d) Winslow Capital Management, LLC (“Winslow Capital”) serves as sub-adviser to the Registrant’s Nuveen Winslow Large-Cap Growth ESG ETF. Winslow Capital is an SEC-registered investment adviser located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

A description of any other business, profession, vocation or employment of a substantial nature in which Winslow Capital and each director, officer or partner of Winslow Capital is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee is as follows.

Name and Position with Winslow Capital	Other Business, Profession, Vocation or Employment During Past Two Years
Justin H. Kelly, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	None

Jeff D. Wieneke, Managing Director, Chief Financial Officer	None

Derek M. Ciernia, Managing Director, Chief Compliance Officer and Chief Legal Officer	None

Megan L. Anderson, Managing Director, Chief Client Officer	None

Item 32. Principal Underwriters.

(a) Nuveen Securities, LLC acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice-President and Assistant Secretary	Vice President and Assistant Secretary

Jeffrey D. Carlin 560 Mission Street San Francisco, CA 94105	Chief Executive Officer	None

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the addresses below.

Adviser:

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers:

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Teachers Advisors, LLC

730 Third Avenue

New York, NY 10017-3206

Winslow Capital Management, LLC

4400 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Distributor:

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

Custodian:

Citibank, N.A.

111 Wall Street

New York, NY 10005

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 115 to Registration Statement No. 333-212032 to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte and State of North Carolina, on the 25th day of November 2025.

Nushares ETF Trust

BY:	/s/ Diana R. Gonzalez
Diana R. Gonzalez
Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title		Date

/S/ Marc Cardella Marc Cardella	Vice President and Controller (principal financial and accounting officer)		November 25, 2025

/S/ Briton Ryan Briton Ryan	Chief Administrative Officer (principal executive officer)

JOSEPH A. BOATENG*	Trustee	By:*	/s/ Diana R. Gonzalez Diana R. Gonzalez Attorney-in-Fact November 25, 2025
MICHAEL A. FORRESTER*	Trustee
THOMAS J. KENNY*	Trustee
AMY B.R. LANCELLOTTA*	Trustee
JOANNE T. MEDERO*	Trustee
ALBIN F. MOSCHNER*	Trustee
JOHN K. NELSON*	Trustee

LOREN M. STARR*	Trustee

MATTHEW THORNTON III*	Trustee

TERENCE J. TOTH*	Trustee

MARGARET L. WOLFF*	Trustee

ROBERT L. YOUNG*	Chair of the Board and Trustee

*

The powers of attorney authorizing Diana R. Gonzalez, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as Exhibit (q) to this Registration Statement.

Exhibit Index

Exhibit Number	Exhibit

EX-99.A13	Amended and Restated Establishment and Designation of Series, dated July 16, 2025

EX-99.F	Nuveen Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective April 29, 2025

EX-99.H12	Rule 12d1-4 Funds of Funds Investment Agreement, dated September 23, 2025, between the Registrant and VanEck ETF Trust

EX-99.I1	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

EX-99.J1	Consent of independent registered public accounting firm, PwC

EX-99.J2	Consent of independent registered public accounting firm, KPMG

EX-99.P1	Code of Ethics and Reporting Requirements of Nuveen (including affiliated entities) and Nuveen Funds, dated July 30, 2025

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase